IVY FUNDS

ANNUAL REPORT  DECEMBER 31, 2000

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ANNUAL REPORT DECEMBER 31, 2000

IVY DEVELOPING MARKETS FUND
IVY EUROPEAN OPPORTUNITIES FUND
IVY GLOBAL FUND
IVY GLOBAL NATURAL RESOURCES FUND
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
IVY INTERNATIONAL FUND
IVY INTERNATIONAL SMALL COMPANIES FUND
IVY INTERNATIONAL VALUE FUND
IVY PACIFIC OPPORTUNITIES FUND
IVY GROWTH FUND
IVY US BLUE CHIP FUND
IVY US EMERGING GROWTH FUND
IVY BOND FUND
IVY MONEY MARKET FUND




[LOGO]
IVY FUNDS
Embracing the world

TABLE OF
CONTENTS

Letter from the President ....................................   1

Worldwide Market Outlook & Review ............................   2

Corporate Profile ............................................   5

Management's Discussion and Analysis

             WORLDWIDE FUNDS

             Ivy Developing Markets Fund .....................   6

             Ivy European Opportunities Fund .................   8

             Ivy Global Fund .................................  10

             Ivy Global Natural Resources Fund ...............  12

             Ivy Global Science & Technology Fund ............  14

             Ivy International Fund ..........................  16

             Ivy International Small Companies Fund ..........  18

             Ivy International Value Fund ....................  20

             Ivy Pacific Opportunities Fund ..................  22

             DOMESTIC FUNDS

             Ivy Growth Fund .................................  24

             Ivy US Blue Chip Fund ...........................  26

             Ivy US Emerging Growth Fund .....................  28

             FIXED INCOME FUNDS

             Ivy Bond Fund ...................................  30

             Ivy Money Market Fund ...........................  32

         Schedules of Investments ............................  34

         Statements of Assets and Liabilities ................  50

         Statements of Operations ............................  54

         Statements of Change in Net Assets ..................  56

         Financial Highlights ................................  60

         Notes to Financial Statements .......................  68

         Report of Independent Certified Public Accountants...  76

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

LETTER FROM THE PRESIDENT

[PHOTO]
Keith J. Carlson

Dear Ivy Funds Investor:

"During periods of volatility, we encourage shareholders to remain focused on their long-term goals. Markets change; the basic principles of investing do not. Diversifying your portfolio -- among different asset classes, investment styles and regions of the world -- is still the key strategy of long-term investing."

Market performance in 2000 was unsettling for investors worldwide. However, at Ivy Funds, we believe the long-term potential of the world's markets remains high. In Europe, the economic fundamentals look strong. In the US, a slowing economy, while challenging in the short-term, should head off the threat of inflation and lay the foundation for healthy -- and more sustainable -- long-term growth. And in many countries throughout the rest of the world, we are seeing strong corporate profits as economies and markets benefit from deregulation, privatization and a wave of restructuring.

During periods of volatility, we encourage shareholders to remain focused on their long-term goals. Studies have shown that timing the market based on short-term trends rarely works. Instead, we believe that investing for the long term in funds and companies of quality and putting day-to-day market fluctuations in the proper perspective is a sounder strategy. Markets change; the basic principles of investing do not. Diversifying your portfolio -- among different asset classes, investment styles and regions of the world -- can help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Having said that, it gives me great pleasure to present you with the Ivy Funds Annual Report 2000. As you can see, we have combined the data and commentary for all the Ivy Funds into one, easy-to-read publication. We feel that this format offers a more comprehensive view of our investment approach and broad range of funds. It also provides the opportunity for our shareholders to see how different regions and funds performed over the year and what their potential might be for the future. Each of our managers has contributed to this publication, and I am sure that you will find their views both insightful and helpful.

This report is just one of the many changes that have taken place at Ivy Funds over the last year. In May, we hired a new chief investment officer of international equities, Sheridan Reilly, who has brought his rigorous and disciplined investment process to our suite of international funds. In June, we reopened our flagship offering, Ivy International Fund, to new investors. At the same time, we unveiled a new corporate image -- one that truly reflects our vision and direction as investment managers -- as well as a Web site (www.ivyfunds.com) that accomplishes our goal of being your "worldwide answer center." In the second half of 2000, we focused on enhancing our investment management capabilities by hiring experts with the foresight and experience to take advantage of all that the world of investing has to offer.

In 2001, Ivy Funds will continue to grow to better serve your investment needs. We look forward to an exciting year and thank you for your continued support.

Sincerely,

/s/ Keith J. Carlson
    -----------------------------------
    Keith J. Carlson
    Chairman

A LOOK BACK, A LOOK FORWARD: THE IVY FUNDS

The year 2000 was one of sharp contrasts. The first quarter started off well, continuing the outperformance of 1999 with technology stocks driving strong gains for markets throughout the world. By the spring, however, equity markets fell as technology stocks declined, interest rate increases took effect and investors started to scrutinize company fundamentals more closely. As a result of these and other factors (discussed below), most worldwide stock markets showed negative returns for the year. For example, the Morgan Stanley Capital International World Index, a common indicator of stock market performance in the developed world, was down 13.18% in 2000. Here's a closer look at where we've been and where we're going.

Although the technology sector experienced volatile performance in 2000, we believe the ultimate result will be a healthier environment for technology stocks -- one not clouded by unrealistic expectations and investor overconfidence.

THE UNITED STATES

Despite strong performance in the first quarter, the US large-cap market, as measured by the Standard & Poor's 500 Index, showed a negative return of 9.10% in 2000. The technology-heavy NASDAQ, which lists smaller, high-growth stocks and was up over 86% in 1999, fell 39.3%. Internet stocks declined the most, with sectors such as online retail and online information down 40% for the year. However, not all areas of the technology sector suffered: computer storage, for example, was up 20%.

We believe that the decline in technology stocks was caused by excessive investor optimism and overconfidence, which drove company valuations to unsustainable levels. As the year progressed, investors also became increasingly concerned about business fundamentals and profitability. As a result, dot-com companies, which were very dependent on investor financing, found it harder to raise capital as investors withdrew money from the market. Disappointing earn-ings preannouncements from high-profile companies such as Intel, Dell, Apple and Nortel also played a role.

Although these events led to volatile market performance in 2000, we believe the ultimate result will be a healthier environment for technology stocks -- one not clouded by unrealistic expectations and investor overconfidence. Technology stocks will now be evaluated by the same measures as other stocks are, which may lead to more sustainable performance in the future.

We expect to see real GDP grow at 2.0% to 2.5% in 2001, which is lower than last year's 5.2% GDP growth but still in line with the economy's long-term record.

Looking at the larger economic picture, the Federal Reserve Board raised interest rates three times in the first half of the year, with the aim of slowing the economy to head off inflation. It accomplished its goal: consumers spent less, retail sales declined and companies estimated slower growth. The Microsoft anti-trust case and election uncertainty in November and December also had a dampening effect. The end result was a shift away from the trends of 1999: in 2000, value stocks in industries such as healthcare strongly outperformed growth stocks in industries such as technology.

While overall performance may have been disappointing in 2000, shareholders should keep in mind that, historically, the stock market has always bounced back from short-term setbacks. In fact, fluctuations are a natural, inevitable part of the market cycle. Since 1900, for example, the US stock market has experienced a correction -- a drop in value by 10% or more -- approximately once every two years. But over the long-term, the market has continued its upward growth. We are optimistic about market fundamentals and encourage investors to keep a long-term focus.

In the first half of 2001, we expect the market environment to be challenging. Corporate profits may be affected by slower consumer demand and a weaker economy. However, we do not anticipate a recession. We do expect to see real GDP grow at 2.0% to 2.5% in 2001, which is significantly lower than last year's 5.2% GDP growth but still in line with the economy's long-term record. We feel the second half of the year will see significant improvement when and if interest rates are lowered and tax cuts are enacted. The Federal Reserve has already cut interest rates by 1.00% in 2001; we expect them to cut several more times this year. It is our belief that the stock market will eventually benefit from a lower interest rate environment, a recovering economy and stronger corporate earnings.

"Technology is still the growth engine of the world economy. Although 2000 was not a great year for technology stocks, investors should keep in mind that we are still early in the buildout of the Internet. We expect developments such as high-speed access and broadband to lead to further consumer demand, and we believe global competition will spur technology spending

WORLDWIDE MARKET OUTLOOK & REVIEW

among companies. In our view, investors should focus on the long-term when it comes to technology."

 -- Jim Broadfoot, portfolio manager of Ivy
 Global Science & Technology Fund

"Currently, investors are facing uncertainty regarding the economy and corporate earnings. But the market is providing investors with significant opportunities. Those investors who are willing to look beyond the short-term may be rewarded for not waiting on the sidelines until there is nothing left to worry about."

 -- Paul Baran, portfolio manager of Ivy US
 Blue Chip Fund

EUROPE

Economic fundamentals in Europe continued to strengthen in 2000. The markets, however, had a challenging year. Certain countries, such as Denmark, posted positive returns, but many of the major markets were flat or negative. Technology, media and telecom stocks -- the TMT sector -- realized significant declines, falling 53% from their peak. Rising global interest rates and high oil prices also appeared to negatively affect European equity markets. In this environment, investors sought out defensive sectors such as insurance, food and pharmaceutical stocks, which generally outperformed all others. The euro, while weak for much of the year, rebounded in the last quarter and investors captured significant gains on the appreciating currency.

Looking at the larger economic picture, tax cuts throughout Europe and a continuing trend of corporate restructuring, initial public offerings and deregulation continued to improve fundamentals throughout the region. In Germany, for example, tax cuts will allow companies to sell shares in other com-panies without paying capital gains tax starting in 2002. In our view, Europe now offers some of the most promising investment opportunities in the world.

Going forward, we expect a global economic slowdown to have less of an impact on Europe than on the United States. Consumer and business confidence remain high, and governments in many countries are easing fiscal policy. We expect GDP growth in Europe to stay at about trend levels of 2.5%. If, as we expect, we see a stronger euro, lower interest rates and continuing economic growth, these factors should lay a positive foundation for equities in the second half of 2001. We also expect the euro to continue to appreciate against the US dollar, which should benefit US investors. It is interesting to note that the euro has already risen from a low of $0.8230 on October 26, 2000 to a high (as of this writing) of $0.9594 on January 5, 2001.

"The developments we're seeing in Europe -- restructuring, a boom in equity investment, mergers and acquisitions -- are really an echo of what the US went through in the 1980s and 1990s. But while the US has already seen the results of these changes, Europe is just beginning to benefit from them. This provides a US investor with the opportunity to invest in companies and sectors whose best performance may still lie ahead of them."

 -- Sheridan Reilly, head of the Ivy international equities team and lead manager of Ivy International Fund

Tax cuts and a continuing trend of corporate restructuring, initial public offerings and deregulation strengthened economic fundamentals throughout Europe.

THE FAR EAST

Japan started 2000 off well. The economy showed improvement, technology stocks did well and a wave of bank mergers offered a promising way to solve loan problems. As the year progressed, however, technology stocks around the world declined, a number of companies declared bankruptcy and exacerbated the loan situation, and corporate restructuring did not advance as quickly as many had hoped. The Nikkei 225 Index, the most commonly used measure of Japanese stock performance, fell 27.19%. The long-term outlook looks considerably more positive. Japan still leads the world in areas such as handheld wireless products and miniaturization/digitization, and it is home to some of the strongest companies in the world. We believe that Japan will continue to see slower economic growth in 2001, but many companies may realize strong earnings growth.

Japan still leads the world in areas such as handheld wireless products, and it is home to some of the strongest companies in the world.

In the rest of Asia, larger developed markets such as Hong Kong showed stronger performance than smaller markets such as Indonesia. Hong Kong offered investors a liquid stock market, a thriving property and banking sector and access to China's huge consumer market. Its Hang Seng Index was

WORLDWIDE MARKET OUTLOOK & REVIEW
- Continued from page three -

down 11% for the year, a relatively good showing. In other Asian countries, however, corporate reform did not advance as planned, and foreign investors reexamined their holdings in the region. For example, South Korea's Composite Stock Price Index was down 50.92%, and the country failed to implement many of the ambitious reforms established after the Asia crisis of 1997-98.

If US interest rates are further reduced in 2001, it should benefit financial sectors in Hong Kong and Singapore. While volatility will most likely continue in the struggling financial systems of Korea, Malaysia, Thailand and Taiwan, we believe that the Far East as a region should benefit from high consumer demand, modern manufacturing capabilities, low-cost labor and potentially rapid economic growth.

"Future growth in the Far East will most likely be driven by an increase in demand from Mainland China, the expansion in Hong Kong's role as an information-services provider and the growing intra-regional trade between China, Taiwan and Hong Kong."

-- Sean Goldrick, Asian equities specialist and member of the Ivy Pacific Opportunities Fund portfolio management team

LATIN AMERICA

In Latin America, countries such as Brazil and Mexico offered improved economic fundamentals and significant investment opportunities.

Latin America's regional economy grew at an impressive rate of almost 4% last year. Many of its equity markets suffered from slower growth in the developed world and higher US interest rates, but countries such as Brazil and Mexico offered improved fundamentals and significant investment opportunities. Brazil saw very strong economic growth as well as interest rate declines that should stimulate further growth. Corporate restructuring, the passage of a "financial responsibility act," and an upgrade from Moody's Investor Services contributed to competitive stock market performance. Mexico saw a pronounced increase in consumer demand and the landmark election of Vicente Fox, an event that ended 71 years of one-party rule by the incumbent Institutional Revolutionary Party. We believe that this is a good sign for both democracy and the economy in Mexico.

Market performance in 2000 serves to remind us, once again, of the value of international diversification.

In our view, the fortunes of Latin America in 2001 will largely depend on the economies of the United States, Europe and Japan. As strong exporters of commodities, most Latin American countries are dependent on demand from the developed countries. They are also very dependent on foreign capital, so interest rates will play a large role. If the US economy does indeed experience a "soft landing," Latin America should benefit.

"There are two prerequisites for Latin America and other emerging markets to do well: easier global liquidity conditions and robust economic growth in the developed world. Interest rate cuts by the Federal Reserve are a step in the right direction."

-- Moira McLachlan, member of the Ivy Developing Markets Fund portfolio management team

IMPLICATIONS FOR INVESTORS

Market performance in 2000 serves to remind us, once again, of the value of international diversification. Investors who kept a portion of their portfolios invested internationally often fared better than those who narrowly focused on certain sectors of the domestic market. Going forward, we believe that international markets will continue to offer both diversification benefits and unique investment opportunities. A recent survey of 66 financial organizations conducted by independent industry consultants KPMG illustrates the potential of the world outside our borders: it showed that international markets are expected to outperform the US market over both the next five and 10 years.(*) We believe that Ivy's worldwide funds are well-positioned to take advantage of this trend.

--------------
(*)2000 Survey of Economic and Capital Market Expectations.
There is no guarantee these forecasts will be realized.

The opinions expressed are those of the portfolio managers and Ivy Funds and are current only through the end of the period of the report as stated on the cover. The views stated herein are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

CORPORATE PROFILE

WHO WE ARE

The world is changing. A boom in international trade, new developments in technology and a global economic expansion are creating new investment opportunities every day. At Ivy Funds, we are committed to bringing you the best this world -- the entire world -- has to offer.

As investment specialists offering a world-wide perspective, Ivy Funds offers a full range of international and domestic mutual funds that seek to capture opportunity in the new global marketplace. Whether those opportunities are located in Europe, the Far East, Latin America or right here at home, our analysts and portfolio managers use a detailed research and analysis process to pinpoint those that we believe offer the greatest potential for long-term growth.

OUR MISSION

At Ivy Funds, our mission is three-fold:

- To be the Worldwide Answer Center for investors seeking to learn more about the world's capital markets. Please visit www.ivyfunds.com for our Global Month in Review as well as timely, informative articles about worldwide investment opportunities.

- To generate consistent, competitive investment performance. Our experienced investment experts are committed to providing competitive returns for shareholders.

- To provide our shareholders with the best possible service. At Ivy Funds, we pride ourselves on great client service. We are sure you'll find that our friendly, professional staff will gladly assist you with any questions you may have.

OUR HISTORY

Ivy Management, Inc. was founded in 1960 and offered its first fund to the public in 1961. In late 1991, Ivy was acquired by Mackenzie Investment Management Inc. (TSE:MCI), an organization that shared our fundamental values and investment philosophy. Our combined firm is a majority-owned subsidiary of Mackenzie Financial Corporation (TSE:MKF;NASDAQ:MKFCF) which has provided investment services to Canadian investors since 1968. With over $37 billion in assets, Mackenzie is the fifth largest mutual fund group in Canada. Ivy Funds is located in Boca Raton, Florida and offers both domestic and international mutual funds to US investors. Our 40-year tradition of employing a sound and disciplined investment approach has been the foundation upon which our business has been built. We believe that the firm's rich heritage and international roots, along with its unique perspective on trends affecting securities markets around the world, can provide investors with the tools they need to build progressive worldwide investment strategies.

IVY SHAREHOLDER BENEFITS

Ease and Affordability

Minimum opening investment for all Ivy Funds accounts: $1,000; additional investments: $100.

Minimum opening and additional investments for Automatic Investment Method
(AIM): $50.

Minimum IRA opening and additional investments (with or without AIM): $25.

Liquidity

Shareholders may redeem any or all of their shares on any business day at the current net asset value, which may be more or less than the original cost.

Free Checkwriting

Checks may be written for a minimum of $100 from Ivy Money Market Fund.

Exchange Convenience

For no additional charge, shareholders may exchange all or part of their shares for other Ivy funds by telephone or mail. Please consult a prospectus for further information.

IVY DEVELOPING MARKETS FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT SHOULD BENEFIT FROM THE DEVELOPMENT AND GROWTH OF EMERGING MARKETS.

[PHOTO]

An interview with Moira McLachlan, vice president at Ivy Management, Inc. and member of the Ivy Developing Markets Fund portfolio management team.

Q: MOIRA, HOW DID IVY DEVELOPING MARKETS FUND PERFORM LAST YEAR?

A: For the period ending December 31, 2000, Ivy Developing Markets Fund posted a return of -23.79%. The Fund significantly outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which returned -30.61% for the same period.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?

A: Last year was difficult for emerging market funds because of turmoil in equity markets around the world. However, on a relative basis Ivy Developing Markets Fund benefited from its heavy exposure to Latin America, particularly Brazil and Mexico, as well as underweight positions in Taiwan and South Korea. The Fund also had a significant underweighting in technology stocks at the beginning of the year, as we felt investors were being overly optimistic and underestimating risk.

The Fund's holdings in Brazil, which comprise approximately 16% of the portfolio, were the largest contributors to outperformance. Two Brazilian holdings that did well were Petrobras, a large oil producer that benefited from high oil prices and major restructuring, and Ambev, which is the result of a merger between Brazil's two largest brewers. In Mexico, we took advantage of election uncertainty and devaluation fears early in the year to add to our positions in the banking sector, which we think will see significant loan growth going forward. We also anticipated an increase in consumer demand early in the year and added to our retail holdings.

A substantial weighting in Hong Kong also helped performance. About a third of our Hong Kong exposure is in China telecom stocks listed in Hong Kong such as China Mobile. With a huge market of 1.2 billion consumers, we feel the sector has strong growth potential, and we took advantage of the technology sell-off to boost exposure to this market. The rest of our Hong Kong holdings are in financial and other interest-rate-sensitive sectors.

"In many cases, stocks in emerging markets are trading at valuations last seen in 1998 at the height of the emerging market crisis, and, almost without exception, fundamentals are healthier. While emerging markets will continue to struggle until global economic conditions improve, we feel the Fund is positioned to do well when the global economic turnaround comes."

Taiwan and South Korea were underweighted at the beginning of the year because we felt these markets had become inflated toward the end of 1999. This helped to limit losses. In the second half of 2000, we took advantage of weakness to build positions in some of the technology names we felt were being overly punished. Within these markets, we invested in companies with strong long-term potential such as Taiwan Semiconductor and United Microelectronics.

Q: WHAT IS YOUR STRATEGY REGARDING THE SMALLER EMERGING MARKET COUNTRIES?

A: At the beginning of the year, we made a decision to avoid marginal markets such as Thailand, the Philippines, Indonesia and Colombia because of poor economic fundamentals and bad track records on issues like corporate governance and earnings visibility. The Fund is not heavily invested in Eastern Europe for the same reasons. Most of these smaller markets performed quite poorly in 2000, and the Fund benefited by avoiding them.

Q: HOW IS THE FUND POSITIONED GOING FORWARD?

A: The Fund has a stronger blend of value and growth stocks than it has had in the past. It is now positioned to take advantage of high-growth sectors that we expect to do better as confidence returns, although we continue to maintain positions in the more defensive, value-oriented names. We have also recently been selectively adding to stocks that we believe are selling at distressed valuations after last year's sell-off. In many cases, stocks in emerging markets are trading at valuations last seen in 1998 at the height of the emerging market crisis, and, almost without exception, fundamentals are healthier. While emerging markets will continue to struggle until global economic conditions improve, we feel Ivy Developing Markets Fund is positioned to do well when the global economic turnaround comes.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                          SINCE
                                                  1 YEAR       5 YEARS       10 YEARS    INCEPTION

 A SHARES        w/Reimb. & 5.75% sales charge    (28.18)%      (5.45)%        N/A        (5.72)%
                 w/o Reimb. & 5.75% sales charge  (29.32)%      (6.34)%        N/A        (7.29)%

 B SHARES        w/Reimb. & w/ CDSC               (28.30)%      (5.44)%        N/A        (5.53)%
                 w/Reimb. & w/o CDSC              (24.53)%      (5.06)%        N/A        (5.53)%
                 w/o Reimb. & w/CDSC              (29.57)%      (6.32)%        N/A        (7.09)%
                 w/o Reimb. & w/o CDSC            (25.85)%      (5.94)%        N/A        (7.09)%

 C SHARES        w/Reimb. & w/ CDSC               (25.28)%         N/A         N/A        (7.12)%
                 w/Reimb. & w/o CDSC              (24.53)%         N/A         N/A        (7.12)%
                 w/o Reimb. & w/CDSC              (27.29)%         N/A         N/A        (8.11)%
                 w/o Reimb. & w/o CDSC            (26.55)%         N/A         N/A        (8.11)%

 ADVISOR SHARES  w/Reimb.                         (23.60)%         N/A         N/A        (3.41)%
                 w/o Reimb.                       (25.30)%         N/A         N/A        (4.70)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Class B commenced operations November 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Markets Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                             ASSETS UNDER MANAGEMENT

                                  $10.0 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       45

                                INVESTMENT STYLE

                                 Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVCAX

                                 CLASS B SHARES

                                      IVCBX

                                 CLASS C SHARES

                                      IVCCX

                              ADVISOR CLASS SHARES

                                      IVCVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (11/94) of a $10,000
Investment

[CHART]

Ivy Developing Markets Fund -- $6,953

MSCI Emerging Markets Free Index -- $6,679

                    Ivy Developing     MSCI Emerging
                     Markets Fund    Markets Free Index
01-Nov-94               9425              10000
30-Nov-94               8845               9480
31-Dec-94               8152               8719
31-Jan-95               7459               7791
28-Feb-95               7567               7591
31-Mar-95               7874               7639
30-Apr-95               8059               7982
31-May-95               8518               8407
30-Jun-95               8362               8432
31-Jul-95               8775               8621
31-Aug-95               8705               8418
30-Sep-95               8748               8378
31-Oct-95               8431               8057
30-Nov-95               8389               7914
31-Dec-95               8675               8265
31-Jan-96               9480               8852
29-Feb-96               9317               8711
31-Mar-96               9211               8779
30-Apr-96               9508               9130
31-May-96               9700               9089
30-Jun-96               9786               9146
31-Jul-96               9135               8521
31-Aug-96               9336               8739
30-Sep-96               9432               8815
31-Oct-96               9326               8580
30-Nov-96               9537               8724
31-Dec-96               9701               8763
31-Jan-97              10161               9361
28-Feb-97              10497               9762
31-Mar-97              10257               9505
30-Apr-97              10248               9522
31-May-97              10708               9794
30-Jun-97              11177              10319
31-Jul-97              11149              10473
31-Aug-97               9701               9140
30-Sep-97               9682               9393
31-Oct-97               7861               7852
30-Nov-97               7276               7565
31-Dec-97               7041               7748
31-Jan-98               6710               7140
28-Feb-98               7753               7885
31-Mar-98               7939               8228
30-Apr-98               7722               8138
31-May-98               6649               7023
30-Jun-98               5936               6286
31-Jul-98               6081               6485
31-Aug-98               4419               4610
30-Sep-98               4821               4903
31-Oct-98               5678               5419
30-Nov-98               6359               5870
31-Dec-98               6219               5784
31-Jan-99               5620               5691
28-Feb-99               5444               5747
31-Mar-99               6157               6504
30-Apr-99               7645               7309
31-May-99               7614               7266
30-Jun-99               8358               8091
31-Jul-99               8037               7871
31-Aug-99               8017               7942
30-Sep-99               7676               7674
31-Oct-99               7872               7837
30-Nov-99               8378               8540
31-Dec-99               9124               9626
31-Jan-00               9061               9683
29-Feb-00               8999               9811
31-Mar-00               9197               9859
30-Apr-00               8239               8924
31-May-00               7855               8555
30-Jun-00               8510               8857
31-Jul-00               8427               8401
31-Aug-00               8500               8443
30-Sep-00               7834               7705
31-Oct-00               7199               7147
30-Nov-00               6523               6522
31-Dec-00               6953               6679

For the 12-month period ending December 31, 2000, Ivy Developing Markets Fund returned -23.79%, outperforming its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which returned -30.61% for the same period. The Fund's outperformance was due to overweight positions in Brazil and Mexico and underweight positions in Taiwan and Korea.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY EUROPEAN OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN COMPANIES LOCATED IN OR DOING BUSINESS IN EUROPE.

[PHOTO]

The Ivy European Opportunities Fund is managed by London-based Henderson Global Investors. The following is an interview with Stephen Peak, head of Henderson's Continental European Equities Team and portfolio manager of the Ivy European Opportunities Fund.

Q: STEPHEN, HOW DID IVY EUROPEAN OPPORTUNITIES FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy European Opportunities Fund returned 4.51%.The Fund beat its benchmark-- the Morgan Stanley Capital International Europe Index, which had a negative return of 8.39% for the same period -- by a wide margin. Much of this gain was achieved in the first quarter of the year, with a return of 43.8%.The following quarters were disappointing by comparison, but the Fund remained comfortably within positive territory by year-end.

"We expect continued volatility as investors contemplate and absorb evidence of the weakening US economy and the likelihood of a soft vs. a hard landing. Our view is that the US will see a bumpy landing -- while it will be painful, it will not lead to a full blown recession. We expect Europe to experience less of a slowdown than the US, a development that should offer good opportunities for the Fund."

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund was heavily exposed to technology, media and telecom stocks (TMT) at the beginning of the year and benefited from strong growth in these sectors. We started to take profits in this area towards the end of the first quarter as valuations in many cases reached what we considered to be over-optimistic levels. Our active selling combined with falling prices helped to reduce the Fund's exposure to the TMT sectors from a high of 40% to a low of 28% by September, which in turn lessened the negative impact of declines in this area. (TMT peaked at gains of 33% in early March, but ended the year returning -31%.) Profits taken in the TMT area were rotated into more defensive, out of favor sectors such as tobacco and oil services.

For most of the year performance was negatively impacted by a weak euro, which strongly depreciated in value against the dollar. However, the Fund benefited by a significant rise in the euro toward the end of the year, a move which we believe was most likely prompted by rising doubt over the strength of the US economy and the relative resilience of Europe.

Throughout 1999 and the early part of 2000 the Fund achieved substantial returns from its investments in IPOs. If the Fund had not invested in IPOs, its one-year average annual return would have been -10.81% instead of 4.51%. Its since inception average annual return would have been 12.01% versus 105.19%.(*) The availability of IPOs is limited and as the Fund's assets increase IPOs will likely become a smaller component of performance. With the volatility of the markets after March, 2000, the opportunity to participate in IPOs decreased significantly.

Q: THE FOURTH QUARTER WAS PARTICULARLY VOLATILE. HOW DID THIS AFFECT THE FUND?

A: A number of stock specific events in some of our largest holdings made it a difficult quarter for the Fund. For example, Sagem, a French mobile telecommunications company, fell by over 30% on disappointing quarterly results. Charles Voegele, another core holding, pre-announced in December that the unusually mild winter in Europe had caused sales of winter clothes to be below the historic norms and also fell 30%. Both of these stocks have since bounced back to some extent, although not to previous levels.

Q: WHAT IS YOUR STRATEGY FOR 2001?

A: We intend to maintain the Fund's exposure to those defensive areas that are still available at good prices. Many defensive stocks now look very expensive as it seems that investors have panicked away from TMT. We also continue to look for opportunities within the heavily sold areas of TMT where we believe negative sentiment has taken share prices to unrealistically low prices.

The Fund intends to maintain its relatively tight list of names (approximately 50 stocks at year-end), although we are prepared to consider lengthening this list to respond to opportunities in TMT, allowing us to gain diversified exposure within these sectors.

Market-wise, we expect continued volatility as investors contemplate and absorb evidence of the weakening US economy and the likelihood of a soft vs. a hard landing. Our view is that the US will see a bumpy landing -- while it will be painful, it will not lead to a full blown recession. We expect Europe to experience less of a slowdown than the US, a development that should offer good opportunities for the Ivy European Opportunities Fund.

(*)Performance is for Class A shares at net asset value as of December 31, 2000.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.



AVERAGE ANNUAL TOTAL RETURNS
                                                                                         SINCE
                                                   1 YEAR     5 YEARS      10 YEARS    INCEPTION

 A SHARES        w/Reimb. & 5.75% sales charge     (1.50)%       N/A          N/A        98.02%
                 w/o Reimb. & 5.75% sales charge   (1.50)%       N/A          N/A        97.58%

 B SHARES        w/Reimb. & w/ CDSC                (1.06)%       N/A          N/A       100.60%
                 w/Reimb. & w/o CDSC                4.12%        N/A          N/A       102.10%
                 w/o Reimb. & w/CDSC               (1.06)%       N/A          N/A       100.25%
                 w/o Reimb. & w/o CDSC              3.94%        N/A          N/A       101.76%

 C SHARES        w/Reimb. & w/ CDSC                 2.98%        N/A          N/A        46.92%
                 w/Reimb. & w/o CDSC                3.98%        N/A          N/A        46.92%
                 w/o Reimb. & w/CDSC                2.98%        N/A          N/A        46.61%
                 w/o Reimb. & w/o CDSC              3.98%        N/A          N/A        46.61%

 I SHARES        w/Reimb.                            N/A         N/A          N/A       (30.40)%
                 w/o Reimb.                          N/A         N/A          N/A       (30.40)%

 ADVISOR SHARES  w/Reimb.                           5.01%        N/A          N/A       105.18%
                 w/o Reimb.                         5.01%        N/A          N/A       104.30%

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.
Class A commenced operations May 4, 1999; Class B commenced operations May 24, 1999; Class C commenced operations October 24, 1999; Class I commenced operations March 16, 2000; Advisor Class commenced operations May 3, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy European Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                 $180.7 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       52

                                INVESTMENT STYLE

                                  Mid-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IEOAX

                                 CLASS B SHARES

                                      IEOBX

                                 CLASS C SHARES

                                      IEOCX

                              ADVISOR CLASS SHARES

                                      IEOVX

                                 CLASS I SHARES

                                       N/A

                              PERFORMANCE OVERVIEW

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (5/99) of a $10,000
Investment

Ivy European Opportunities Fund -- $31,084

MSCI Europe Index -- $10,532

                      Ivy European       MSCI Europe
                   Opportunities Fund       Index
05-May-99                 9425              10000
30-May-99                10969               9520
30-Jun-99                16119               9680
31-Jul-99                17890               9770
31-Aug-99                18812               9870
30-Sep-99                18671               9793
31-Oct-99                19534              10154
30-Nov-99                26034              10428
31-Dec-99                29743              11496
31-Jan-2000              31844              10678
29-Feb-2000              42748              11234
31-Mar-2000              43078              11506
30-Apr-2000              39362              10998
31-May-2000              38182              10908
30-Jun-2000              40404              11142
31-Jul-2000              39067              10964
31-Aug-2000              38702              10835
30-Sep-2000              36167              10328
31-Oct-2000              34171              10249
30-Nov-2000              29569               9853
31-Dec-2000              31084              10532

For the 12-month period ending December 31, 2000, Ivy European Opportunities Fund returned 4.51%, outperforming its benchmark, the Morgan Stanley Capital International Europe Index, which returned -8.39% for the same period. Outperformance was due to the Fund's reduced exposure to technology, media and telecom stocks over the year, which lessened the effects of negative declines in this area.

The since-inception cumulative return for Class A shares with a maximum sales charge of 5.75% as of December 31, 2000 was 210.84%. If the Fund had not invested in IPOs, the since-inception cumulative return for Class A shares with a maximum sales charge of 5.75% as of December 31, 2000 would have been 17.10%.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

The Ivy European Opportunities Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 received initial subscriptions on May 5, 1999, the date proceeds from share sales were invested according to Ivy European Opportunities Fund's investment objective.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY GLOBAL FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WORLDWIDE -- INCLUDING THE US.

[PHOTO]

Ivy Global Fund uses a dual management approach. The international portion (50%) Sheridan Reilly is managed by Ivy's international equities team, headed by Sheridan Reilly. The US portion (50%) Paul Baran is managed by Paul Baran, vice president of US equities at Ivy Management, Inc.

For the 12-month period ending December 31, 2000, Ivy Global Fund returned -13.91%, underperforming its benchmark, the Morgan Stanley Capital International World Index, which returned -13.18% for the same period.

"The foundation of our style is to gain a solid understanding of the long-term prospects of the best companies in the world, and then to use market inefficiencies to buy them when they are attractively priced"
--Sheridan Reilly

"In what we see as a 'winner take all' environment, we're adhering to our long-term strategy of picking the best-of-breed companies - those with dominant market positions and quality management"
--Paul Baron

INTERNATIONAL COMMENTARY

Q: SHERIDAN, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE
INTERNATIONAL PORTION OF THE FUND?

A: The international portion benefited from being underweight in communications, a sector that was down 43%. An underweighting in Japan also helped, although most of the portfolio's Japanese holdings were in the volatile electronic technology sector. The largest negative factor affecting performance was our exposure to technology stocks. As most investors know, this sector was hit hard all over the world, and the Fund suffered as a result. Another negative factor was an underweighting in pharmaceuticals, a sector that did very well over the year.

Q: YOU'RE KNOWN FOR YOUR DETAILED COMPANY ANALYSIS. DID THIS PROCESS HELP YOU TARGET SUCCESS STORIES IN 2000?

A: Yes. One example is Bayer, a German chemical/drug company. Our research, which involved a rigorous study of its annual reports as well as company visits, showed that the company was committed to cost-cutting and reshaping itself into a far more profitable entity. Another was Akzo Nobel, a Dutch chemical company that our analysis also showed to be poised for increased profitability. Both holdings helped performance in 2000.

Q: HOW WILL YOU POSITION THE PORTFOLIO TO TAKE ADVANTAGE OF MARKET CONDITIONS IN 2001?

A: The foundation of our style is to gain a solid understanding of the long-term prospects of the best companies in the world, and then to use market inefficiencies -- periods when we believe investors are overreacting on the downside -- to buy them when they are attractively priced. We will continue to invest in companies that we feel are becoming unreasonably cheap and whose prices, in our view, reflect a passing market sentiment rather than a correct assessment of the company's prospects.

US COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE US PORTION?

A: The US portion's holdings in the technology sector had the largest negative impact on performance. Most of the underperformance took place in September, October and November, as the NASDAQ collapsed about 40% and some of the portfolio's individual technology names took big hits. In September, Intel and Apple Computer pre-announced weak revenues and earnings. These reports caused a significant decline in both stocks and led to pronounced weakness in other semi-conductor and personal computer-related companies. In October, Nortel lowered its growth outlook, which affected communications chip and optical companies and further exacerbated the decline in technology stocks.

On the positive side, the US portion benefited from its holdings in the healthcare sector, particularly in the pharmaceuticals area, with positions in companies such as Merck and Bristol-Myers. The consumer staples sector -- food stocks, household product stocks and more -- was another positive for performance, as holdings in HJ Heinz, William Wrigley, Colgate-Palmolive and Kimberly-Clark did well. However, it was difficult for any sector to compensate for the poor showing of such a large sector as technology. As the year progressed, we added some notable non-technology names to the portfolio such as Gillette and Carnival Corporation.

Q: HOW ARE YOU POSITIONING THE US PORTFOLIO GOING FORWARD?

A: In what we see as a "winner take all" environment, we're adhering to our long-term strategy of picking the best-of-breed companies -- those with dominant market positions and quality management. The focus is on US industry leaders that, in our judgement, have a proven and consistent record of earnings profitability but whose prices do not adequately reflect their underlying profitability. We've also increased the US portion of the portfolio to take advantage of more domestic opportunities.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                        SINCE
                                                                1 YEAR      5 YEARS     10 YEARS      INCEPTION

 A SHARES             w/Reimb. & 5.75% sales charge            (18.86%)      3.41%         N/A          6.28%
                      w/o Reimb. & 5.75% sales charge          (19.65%)      2.97%         N/A          5.56%

 B SHARES             w/Reimb. & w/ CDSC                       (18.85%)      3.45%         N/A          4.16%
                      w/Reimb. & w/o CDSC                      (14.58%)      3.80%         N/A          4.16%
                      w/o Reimb. & w/CDSC                      (19.67%)      3.04%         N/A          3.81%
                      w/o Reimb. & w/o CDSC                    (15.44%)      3.38%         N/A          3.81%

 C SHARES             w/Reimb. & w/ CDSC                       (15.73%)       N/A          N/A          1.34%
                      w/Reimb. & w/o CDSC                      (14.88%)       N/A          N/A          1.34%
                      w/o Reimb. & w/CDSC                      (16.46%)       N/A          N/A           .87%
                      w/o Reimb. & w/o CDSC                    (15.61%)       N/A          N/A           .87%

 ADVISOR SHARES       w/Reimb.                                 (13.67%)       N/A          N/A          (.65%)
                      w/o Reimb.                               (14.82%)       N/A          N/A         (1.92%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $13.2 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       155

                                INVESTMENT STYLE

                                 Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      MCGLX

                                 CLASS B SHARES

                                      IVGBX

                                 CLASS C SHARES

                                      IVGCX

                              ADVISOR CLASS SHARES

                                      IVGVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (4/91) of a $10,000
Investment

Ivy Global Fund  -- $18,066

MSCI World Index -- $28,107

[CHART]

                   Ivy Global Fund    MSCI World Index
15-Apr-91               9425              10000
01-May-91               9331              10075
31-May-91               9472              10300
28-Jun-91               8871               9661
31-Jul-91               9258              10114
30-Aug-91               9465              10079
30-Sep-91               9531              10340
31-Oct-91               9692              10505
30-Nov-91               9277              10044
31-Dec-91              10113              10772
31-Jan-92              10444              10569
29-Feb-92              10614              10384
31-Mar-92              10330               9891
29-Apr-92              10595              10026
29-May-92              10880              10422
30-Jun-92              10637              10069
31-Jul-92              10627              10092
31-Aug-92              10445              10334
30-Sep-92              10274              10236
31-Oct-92              10163               9955
30-Nov-92              10213              10130
31-Dec-92              10389              10209
31-Jan-93              10492              10240
28-Feb-93              10441              10480
31-Mar-93              10800              11084
30-Apr-93              11015              11595
31-May-93              11241              11859
30-Jun-93              11120              11756
31-Jul-93              11120              11995
31-Aug-93              11737              12542
30-Sep-93              11601              12308
31-Oct-93              12334              12644
30-Nov-93              12470              11926
31-Dec-93              13467              12506
31-Jan-94              14240              13328
28-Feb-94              13800              13153
31-Mar-94              13006              12583
30-Apr-94              13312              12969
31-May-94              13492              12999
30-Jun-94              12977              12960
31-Jul-94              13729              13204
31-Aug-94              14301              13598
30-Sep-94              13881              13238
31-Oct-94              13913              13611
30-Nov-94              13232              13018
31-Dec-94              12848              13141
31-Jan-95              12283              12941
28-Feb-95              12451              13126
31-Mar-95              12826              13756
30-Apr-95              13281              14232
31-May-95              13714              14350
30-Jun-95              13654              14343
31-Jul-95              14249              15057
31-Aug-95              14108              14718
30-Sep-95              14370              15144
31-Oct-95              13976              14902
30-Nov-95              14227              15416
31-Dec-95              14400              15864
31-Jan-96              15254              16148
29-Feb-96              15327              16243
31-Mar-96              15447              16509
30-Apr-96              16048              16894
31-May-96              16133              16906
30-Jun-96              16084              16988
31-Jul-96              15230              16384
31-Aug-96              15724              16569
30-Sep-96              16000              17214
31-Oct-96              16145              17331
30-Nov-96              16626              18299
31-Dec-96              16734              18002
31-Jan-97              17242              18216
28-Feb-97              17484              18422
31-Mar-97              17319              18054
30-Apr-97              17281              18641
31-May-97              18157              19788
30-Jun-97              18831              20771
31-Jul-97              19466              21725
31-Aug-97              17674              20268
30-Sep-97              18500              21366
31-Oct-97              16061              20238
30-Nov-97              15400              20592
31-Dec-97              15276              20840
31-Jan-98              15485              21417
28-Feb-98              17288              22862
31-Mar-98              18392              23824
30-Apr-98              18532              24054
31-May-98              17875              23749
30-Jun-98              16799              24309
31-Jul-98              16841              24266
31-Aug-98              13487              21026
30-Sep-98              13361              21395
31-Oct-98              14982              23325
30-Nov-98              16296              24709
31-Dec-98              16588              25912
31-Jan-99              16441              26476
28-Feb-99              16017              25767
31-Mar-99              16808              26837
30-Apr-99              18640              27891
31-May-99              18039              26868
30-Jun-99              19563              28117
31-Jul-99              19314              28029
31-Aug-99              19402              27975
30-Sep-99              18815              27700
31-Oct-99              19226              29136
30-Nov-99              19621              29952
31-Dec-99              20985              32373
31-Jan-00              19515              30515
29-Feb-00              19421              30594
31-Mar-00              20625              32705
30-Apr-00              19875              31318
31-May-00              19703              30522
30-Jun-00              20844              31546
31-Jul-00              20719              30654
31-Aug-00              21141              31647
30-Sep-00              19421              29961
31-Oct-00              19093              29455
30-Nov-00              17748              27663
31-Dec-00              18066              28107

For the 12-month period ending December 31, 2000, Ivy Global Fund returned -13.91%, underperforming its benchmark, the Morgan Stanley Capital International World Index, which returned -13.18% for the same period. The Fund's US and international technology holdings, as well as an underweighting in international pharmaceutical stocks, negatively impacted performance.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY GLOBAL NATURAL RESOURCES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES OF COMPANIES THAT EXPLORE, DEVELOP, PRODUCE AND/OR DISTRIBUTE NATURAL RESOURCES AND OTHER BASIC COMMODITIES, OR IN THOSE THAT SUPPLY GOODS AND SERVICES TO SUCH COMPANIES.

[PHOTO]

An interview with Fred Sturm, portfolio manager of Ivy Global Natural Resources Fund and member of the Mackenzie Financial Corporation investment team.

"These are exciting times for natural resource investors. Commodity prices may be challenged by an apparent slowing of world economic activity, but we believe inventory management should limit the pressure on pricing. Our research indicates that consolidation and capital discipline are refocusing companies on tight inventory management to maintain prices at highly profitable levels."

Q: FRED, HOW DID IVY GLOBAL NATURAL RESOURCES FUND PERFORM LAST YEAR?

A: For the 12 month-period ending December 31, 2000, the Ivy Global Natural Resources Fund returned 9.86%, underperforming its benchmark, the Morgan Stanley Capital International Commodity-Related Index, which returned 15.54%.

Q: WHAT FACTORS AFFECTED PERFORMANCE IN 2000?

A: Many of the major industries in which the Fund invests, including chemicals, steel, forest products, base metals, and precious metals, declined in the past year. The exception was energy, which was a big winner. For this reason, pure energy funds and more concentrated energy-heavy funds generally performed better than widely diversified funds such as Ivy Global Natural Resources Fund. The advance of the U.S. dollar also depressed the value of the Fund's foreign holdings and accounted for approximately two-thirds of the performance shortfall.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE YEAR?

A: Over the course of the year we began to reduce exposure to platinum and palladium producers. Palladium prices doubled in 2000, rising eight-fold over the past several years. Platinum prices advanced 40%. While companies in these sectors may post strong earnings, these prices are at the higher end of our expectations and we believe that they are unsustainably high. We also scaled back our holdings in diamond producers. These companies have been very successful in a strong economy, but we expect demand will slip in a weaker economic environment.

Q: WHAT DO YOU LOOK FOR IN A STOCK, AND WILL THAT CHANGE AS WE MOVE INTO 2001?

A: We look for well managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices, and that won't change. For example, last year we anchored the portfolio with companies such as Aracruz, a first-rate Brazilian pulp producer; Bueneventura, a partner in the world class Yanacocha gold deposit in Peru; and Sappi, a leading fine paper producer based in South Africa. The Fund also had core holdings in:

- Maverick Tube, which makes pipes necessary for growing natural gas production in North America,

- Rowan Companies, a leading US driller poised to benefit from the search for more natural gas in the Gulf of Mexico,

- Encal, Penn West and Genesis Exploration, which are all intermediate-sized growth oriented natural gas producers,

-        Canadian Natural, a successful large Canadian producer of oil, and

-        Lafarge, a world-leading highly profitable cement producer.

In our view, these companies are not only profitable and growing, but also attractively priced.

Q: WHAT CAN RESOURCE INVESTORS EXPECT IN 2001?

A: These are exciting times for natural resource investors. Commodity prices may be challenged by an apparent slowing of world economic activity, but we believe inventory management should limit the pressure on pricing. Our research indicates that consolidation and capital discipline are refocusing companies on tight inventory management to maintain prices at highly profitable levels. Natural gas and palladium have spiked higher by several hundred per cent over the course of 2000, reminding us that as shortages develop companies can earn enormous profits.

Despite underperformance in 2000, we remain confident that a well-diversified investment vehicle such as Ivy Global Natural Resources Fund will deliver attractive risk-adjusted returns over time. The Fund is fully invested and we believe it is in a good position for further gains.

------------
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      SINCE
                                                              1 YEAR       5 YEARS     10 YEARS     INCEPTION

 A SHARES                  w/Reimb. & 5.75% sales charge       3.54%         N/A          N/A          2.48%
                           w/o Reimb. & 5.75% sales charge     1.16%         N/A          N/A           .08%

 B SHARES                  w/Reimb. & w/ CDSC                  4.27%         N/A          N/A          2.64%
                           w/Reimb. & w/o CDSC                 9.27%         N/A          N/A          3.33%
                           w/o Reimb. & w/CDSC                 2.29%         N/A          N/A           .37%
                           w/o Reimb. & w/o CDSC               7.20%         N/A          N/A          1.05%

 C SHARES                  w/Reimb. & w/ CDSC                  8.49%         N/A          N/A          2.92%
                           w/Reimb. & w/o CDSC                 9.49%         N/A          N/A          2.92%
                           w/o Reimb. & w/CDSC                 6.77%         N/A          N/A           .10%
                           w/o Reimb. & w/o CDSC               7.75%         N/A          N/A           .10%

 ADVISOR SHARES            w/Reimb                            10.17%         N/A          N/A         21.45%
                           w/o Reimb.                          6.03%         N/A          N/A         17.75%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations April 8, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $9.4 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       54

                                INVESTMENT STYLE

                                  Mid-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IGNAX

                                 CLASS B SHARES

                                      IGNBX

                                 CLASS C SHARES

                                      IGNCX

                              ADVISOR CLASS SHARES

                                      IGNVX



PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (1/97) of a $10,000
Investment

Ivy Global Natural Resources Fund - $11,030

MSCI Commodity-Related Index - $11,715

[CHART]


                                               MSCI
                     Ivy Global Natural  Commodity-Related
                       Resources Fund         Index
(1/1/97)                    9425              10000
1/97                       10151              10053
2/97                       11112               9916
3/97                       10264               9709
4/97                       10452               9621
5/97                       11546              10326
6/97                       10980              10416
7/97                       11376              11218
8/97                       11810              11093
9/97                       13138              11617
10/97                      11536              10788
11/97                       9368              10041
12/97                      10080               9778
1/98                       10315               9714
2/98                       10359              10012
3/98                       10527              10357
4/98                       11232              10600
5/98                        9722               9662
6/98                        8581               9216
7/98                        7865               8359
8/98                        5940               6937
9/98                        6947               8609
10/98                       7719               9126
11/98                       7384               8569
12/98                       7122               8349
1/99                        7279               7937
2/99                        6975               7921
3/99                        8102               8554
4/99                        9668              10152
5/99                        8823               9416
6/99                        9296              10067
7/99                        9657               9815
8/99                        9905              10043
9/99                       10649              10140
10/99                       9815               9761
11/99                       9634               9634
12/99                      10040              10140
1/00                        9725               9308
2/00                        9522               8700
3/00                        9837               9748
4/00                        9849               9752
5/00                       10232              10435
6/00                       10694               9553
7/00                       10198               9286
8/00                       11088               9970
9/00                       10773               9574
10/00                       9995               9845
11/00                       9556              10072
12/00                      11030              11715


For the 12 month-period ending December 31, 2000, the Ivy Global Natural Resources Fund returned 9.86%, underperforming its benchmark, the Morgan Stanley Capital International Commodity-Related Index, which returned 15.54%. The advance of the US dollar depressed the value of the Fund's holdings and accounted for approximately two-thirds of the performance shortfall.

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN THE COMMON STOCK OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND/OR USE OF SCIENCE AND TECHNOLOGY.

[PHOTO]

An interview with James W. Broadfoot III, portfolio manager of the Ivy Global Science & Technology Fund. Mr. Broadfoot is president of Ivy Management, Inc. and a member of the global technology and domestic equities teams.

"We continue to believe in owning the stocks of leading players in industries with the most attractive investment fundamentals, with a bias against stocks of companies that depend on external financing for survival. The market events of 2000 have done nothing but strengthen our faith in this philosophy, as we have seen scores of "me-too" companies come public and fall flat."

Q: JIM, HOW DID IVY GLOBAL SCIENCE & TECHNOLOGY FUND PERFORM IN 2000?

A: For the 12-month period ending December 31,2000,Ivy Global Science & Technology Fund returned -42.99%, underperforming its benchmark, the Russell 3000 Technology Index, which returned -34.61% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Technology had a very difficult year, but the Fund's holdings in the computer storage area, such as Brocade and Network Appliance, helped performance. This sector, which is benefiting from the growth of the Internet and the digitization of enormous amounts of data, was one of the few that didn't get hit hard in the tech crash. In a year in which investor sentiment turned very negative, larger companies generally did better than smaller ones, and Fund holdings in large companies such as Applied Micro Circuits and Juniper Networks did well. Personal computer stocks underperformed in 2000 and the Fund's underweighting in this area helped limit losses.

The Fund has long been focused on the high-growth area of communications, and its over-weighting in this area greatly benefited performance in the past. But in the second half of the year, this emphasis on communications was a clear detriment to performance. Communications stocks, particularly telecommunications service providers, suffered the most in the tech sell-off that began in September, and they did particularly badly in the fourth quarter. Fund holdings such as Metromedia Fiber Network and McLeod USA, while possessing strong fundamentals and no financing issues, saw significant price declines. Holdings in the communications equipment and communications components areas also hurt performance. The majority of the Fund's underperforming stocks were in these areas as well as in the Internet software and services sector.

Q: DID YOU TAKE ADVANTAGE OF VOLATILITY TO ADD TO ANY POSITIONS IN THE FUND?

A: We added to the Fund's positions in strong companies when we felt that price declines were caused by investor panic and not by concerns over a company's fundamentals.

Q: HAVE YOU CHANGED STRATEGY BECAUSE OF THE EVENTS OF 2000?

A: No. We continue to believe in owning the stocks of leading players in industries with the most attractive investment fundamentals, with a bias against stocks of companies that depend on external financing for survival. The market events of 2000 have done nothing but strengthen our faith in this philosophy, as we have seen scores of "me-too" companies come public and fall flat. Who hasn't heard the tale of the cash-burning dot-com gone bankrupt? Our focus is on sustainable earnings growth in companies with strong competitive positions that address markets with a large potential for growth. For example, companies in the storage and security areas can benefit from the ongoing need of corporations to store all the data generated from e-commerce and rising Internet use, as well as the need to protect Internet infrastructures.

Q: WHAT CAN INVESTORS EXPECT IN 2001?

A: In a slowing economy, the challenge for technology investors is to identify those companies that offer compelling value with a high return on investment that won't have earnings disappointments. But on a larger level, it's important to keep in mind that (a) technology is a long-term investment, and (b) it should continue to be a very important growth area. Volatility will most likely continue in the first half of 2001, but the fundamental growth drivers -- the buildout of the Internet, the expansion of wireless capabilities, marked improvements in bandwidth and speed, rising global competition -- are still firmly in place. With its focus on leading players with strong competitive positions, we believe Ivy Global Science & Technology Fund is positioned to do well in the current market environment.

----------

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                    SINCE
                                                      1 YEAR            5 YEARS     10 YEARS       INCEPTION

A SHARES             w/Reimb. & 5.75% sales charge     (46.27)%            N/A          N/A           26.35%
                     w/o Reimb. & 5.75% sales charge   (46.27)%            N/A          N/A           26.30%

B SHARES             w/Reimb. & w/ CDSC                (46.24)%            N/A          N/A           27.00%
                     w/Reimb. & w/o CDSC               (43.41)%            N/A          N/A           27.22%
                     w/o Reimb. & w/CDSC               (46.24)%            N/A          N/A           26.97%
                     w/o Reimb. & w/o CDSC             (43.41)%            N/A          N/A           27.17%

C SHARES             w/Reimb. & w/ CDSC                (43.96)%            N/A          N/A           27.34%
                     w/Reimb. & w/o CDSC               (43.40)%            N/A          N/A           27.34%
                     w/o Reimb. & w/CDSC               (43.96)%            N/A          N/A           27.29%
                     w/o Reimb. & w/o CDSC             (43.40)%            N/A          N/A           27.29%

ADVISOR SHARES       w/Reimb.                          (42.88)%            N/A          N/A           15.74%
                     w/o Reimb.                        (42.88)%            N/A          N/A           15.74%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $71.5 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       95

                                INVESTMENT STYLE

                                 Mid-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVTAX

                                 CLASS B SHARES

                                      IVTBX

                                 CLASS C SHARES

                                      IVTCX

                              ADVISOR CLASS SHARES

                                      IVTVX


PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (7/96) of a $10,000
Investment

Ivy Global Science & Technology Fund -- $28,316

Russell 3000 Technology Index -- $30,187

Russell 2000 Technology Index -- $15,840

                                    [CHART]

                     Ivy Global
                     Science &       Russell 3000      Russell 2000
                  Technology Fund  Technology Index  Technology Index
22-Jul-96               9425            10000            10000
31-Jul-96               9491            10000            10000
31-Aug-96              11084            10816            10484
30-Sep-96              14081            11805            11633
31-Oct-96              14467            11436            11610
30-Nov-96              14995            12182            13242
31-Dec-96              15489            12342            12845
31-Jan-97              15905            12783            14233
28-Feb-97              14186            11230            12957
31-Mar-97              12523             9987            12309
30-Apr-97              12420            10068            13241
31-May-97              15017            12238            14569
30-Jun-97              15716            12334            14665
31-Jul-97              16821            13661            17413
31-Aug-97              16981            14384            17143
30-Sep-97              18322            14895            17630
31-Oct-97              17132            13359            16075
30-Nov-97              16764            12956            16331
31-Dec-97              16500            12505            15396
31-Jan-98              16566            12513            16334
28-Feb-98              18030            13829            17994
31-Mar-98              18644            14268            18021
30-Apr-98              18956            14759            19160
31-May-98              17501            13148            17769
30-Jun-98              18634            13383            19304
31-Jul-98              18030            11992            19752
31-Aug-98              14158             9282            16342
30-Sep-98              16037            10609            18784
31-Oct-98              16642            11345            20041
30-Nov-98              19126            12751            22510
31-Dec-98              22318            14101            25902
31-Jan-99              24745            14710            29831
28-Feb-99              22129            13234            26049
31-Mar-99              24736            13683            27671
30-Apr-99              24679            14364            28225
31-May-99              24443            15104            28242
30-Jun-99              27446            16627            31857
31-Jul-99              26625            16173            31885
31-Aug-99              28391            16472            33866
30-Sep-99              30025            17226            33402
31-Oct-99              33774            18756            34060
30-Nov-99              40216            22498            38494
31-Dec-99              49670            28388            46166
31-Jan-2000            49791            28385            44255
29-Feb-2000            64926            38950            52588
31-Mar-2000            60792            34459            55212
30-Apr-2000            49781            29411            50105
31-May-2000            43382            25505            44724
30-Jun-2000            51681            29713            50287
31-Jul-2000            48481            25649            47823
31-Aug-2000            55876            29201            54322
30-Sep-2000            50767            26491            45821
31-Oct-2000            42153            22888            42792
30-Nov-2000            27659            16020            32980
31-Dec-2000            28316            15840            30187

For the 12-month period ending December 31, 2000, Ivy Global Science & Technology Fund returned -42.99%, underperforming its benchmark, the Russell 3000 Technology Index, which returned -34.61% for the same period.(*) Underperformance was primarily due to an overweighting in the communications area and the Fund's investments in the Internet software and services sector.

(*)The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. Performance for both the old and new benchmark is shown at left.

The Russell 2000 Technology Index and the Russell 3000 Technology Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY INTERNATIONAL FUND

The Fund's goal: to provide long-term capital growth primarily through investing in equity securities traded in European, Pacific Basin and Latin American markets.

[PHOTO]

The following is an interview with Sheridan Reilly, senior vice president and chief investment officer of international equities at Ivy Management, Inc. Sheridan, who joined Ivy Funds on May 1st, was formerly head of the institutional equities team at Scudder Kemper Investments. He is the lead portfolio manager for Ivy International Fund.

Q: SHERIDAN, HOW DID IVY INTERNATIONAL FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy International Fund returned -17.26%, slightly underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which returned -14.17% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund was underweight in communications, a sector that was down 43%, and that clearly helped performance. An underweighting in Japan also helped, although most of the Fund's Japanese holdings were in the volatile electronic technology sector. On the negative side, nearly all of the equity markets in which the Fund invests were down in 2000, particularly Japan's, which was down nearly 30%. Other Asian markets such as Taiwan, Singapore and South Korea also performed poorly. Europe did a little better, but most European countries still realized negative returns. However, the largest single negative factor affecting performance was the Fund's exposure to technology stocks. As most investors know, this sector was hit very hard all over the world, and the Fund suffered as a result. Another negative factor was the Fund's underweighting in pharmaceuticals, a sector that did very well over the year.

"During periods of volatility we will seek to invest in companies that we feel are becoming unreasonably cheap and whose prices, in our view, reflect a passing market sentiment rather than a correct assessment of the company's prospects."

Q: HOW DID THE FUND'S BLEND OF GROWTH AND VALUE STOCKS HELP IT NAVIGATE MARKET VOLATILITY?

A: This was a year in which value stocks clearly outperformed growth stocks. (Value stocks are those that by fundamental measures are trading for less than their true value, while growth stocks are those viewed to have high earnings potential.) Internationally, value stocks were down about 3%; growth stocks, led by technology, were down over 24%. The Fund's blend style helped it avoid some of the damage from the plummeting growth sector while allowing it to participate in the better-performing value names. In a market in which many international funds lost a third of their value, Ivy International Fund was able to finish in the middle of its Lipper category and come close to the return of its benchmark.

Q: YOU'RE KNOWN FOR YOUR DETAILED ANALYSIS OF THE COMPANIES IN WHICH YOU INVEST. DID THIS PROCESS HELP YOU TARGET SUCCESS STORIES IN 2000?

A: Yes. One example is Bayer, a German chemical/drug company. Our research, which involved a rigorous study of its annual reports as well as company visits, showed that the company was committed to cost-cutting and reshaping itself into a far more profitable entity. Another was Akzo Nobel, a Dutch chemical company that our analysis also showed to be poised for increased profitability. Both holdings helped performance in 2000.

Q: HOW DID THE PERFORMANCE OF THE EURO AFFECT THE FUND?

A: The Fund had 75% of its assets in Europe, so for much of the year the declining euro hurt Fund performance. However, the euro's appreciation toward the end of the year helped performance during that period.

Q: HOW WILL YOU POSITION THE FUND TO TAKE ADVANTAGE OF MARKET CONDITIONS IN
2001?

A: The foundation of our style is to gain a solid understanding of the long-term prospects of the best companies in the world, and then to use market inefficiencies -- periods when we believe investors are overreacting on the downside -- to buy them when they are attractively priced. So during periods of volatility we will seek to invest in companies that we feel are becoming unreasonably cheap and whose prices, in our view, reflect a passing market sentiment rather than a correct assessment of the company's prospects. The markets have been volatile lately, but we believe that some of the best future investment opportunities are being created right now.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      SINCE
                                                       1 YEAR           5 YEARS      10 YEARS       INCEPTION
A SHARES             W/Reimb. & 5.75% sales charge     (22.02%)           6.01%        10.53%         11.93%
                     w/o Reimb. & 5.75% sales charge   (22.02%)           6.01%        10.52%         11.93%

B SHARES             W/Reimb. & w/ CDSC                (22.05%)           5.94%          N/A           7.55%
                     w/Reimb. & w/o CDSC               (17.95%)           6.41%          N/A           7.55%
                     W/O Reimb. & w/CDSC               (22.05%)           5.94%          N/A           7.55%
                     w/o Reimb. & w/o CDSC             (17.95%)           6.41%          N/A           7.55%

C SHARES             W/Reimb. & w/ CDSC                (18.79%)            N/A           N/A           5.44%
                     w/Reimb. & w/o CDSC               (17.97%)            N/A           N/A           5.44%
                     W/O Reimb. & w/CDSC               (18.79%)            N/A           N/A           5.44%
                     w/o Reimb. & w/o CDSC             (17.97%)            N/A           N/A           5.44%

I SHARES             w/Reimb.                          (16.92%)           7.71%          N/A           8.52%
                     w/o Reimb.                        (16.92%)           7.71%          N/A           8.52%

ADVISOR SHARES       w/Reimb.                            N/A               N/A           N/A         (12.09%)
                     w/o Reimb.                          N/A               N/A           N/A         (12.09%)

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994; Advisor Class commenced operations August 31, 2000.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                 $960.3 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       87

                                INVESTMENT STYLE

                                 Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVINX

                                 CLASS B SHARES

                                      IVIBX

                                 CLASS C SHARES

                                      IVNCX

                              ADVISOR CLASS SHARES

                                       N/A

                                 CLASS I SHARES

                                      IVIIX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (4/86) of a $10,000
Investment

[CHART]

Ivy International Fund -- $52,329
MSCI EAFE INDEX -- $36,580

                  Ivy International
                        Fund         MSCI EAFE INDEX
30-Apr-86               9425              10000
31-May-86               9155               9555
30-Jun-86               9425              10207
31-Jul-86               9653              10836
31-Aug-86              10279              11904
30-Sep-86              10067              11782
31-Oct-86               9814              10995
30-Nov-86              10084              11628
31-Dec-86              10482              12245
31-Jan-87              11302              13545
28-Feb-87              12341              13951
31-Mar-87              13021              15095
30-Apr-87              14216              16691
31-May-87              14302              16691
30-Jun-87              14285              16159
31-Jul-87              15197              16131
31-Aug-87              15979              17341
30-Sep-87              16203              17068
31-Oct-87              12049              14676
30-Nov-87              11739              14821
31-Dec-87              12518              15261
31-Jan-88              12508              15533
29-Feb-88              13430              16569
31-Mar-88              14206              17588
30-Apr-88              14565              17843
31-May-88              14487              17271
30-Jun-88              14614              16816
31-Jul-88              14662              17343
31-Aug-88              13895              16216
30-Sep-88              14458              16924
31-Oct-88              15584              18373
30-Nov-88              15962              19467
31-Dec-88              16238              19575
31-Jan-89              17029              19920
28-Feb-89              17537              20022
31-Mar-89              17782              19629
30-Apr-89              18632              19811
31-May-89              18241              18733
30-Jun-89              18026              18418
31-Jul-89              19609              20731
31-Aug-89              19677              19799
30-Sep-89              20693              20700
31-Oct-89              19491              19868
30-Nov-89              19824              20867
31-Dec-89              20826              21638
31-Jan-90              20939              20832
28-Feb-90              20323              19378
31-Mar-90              20036              17359
30-Apr-90              19729              17221
31-May-90              21646              19187
30-Jun-90              21913              19018
31-Jul-90              22979              19286
31-Aug-90              20518              17413
30-Sep-90              17955              14986
31-Oct-90              18939              17321
30-Nov-90              18683              16299
31-Dec-90              18124              16564
31-Jan-91              18690              17099
28-Feb-91              20451              18932
31-Mar-91              20067              17795
30-Apr-91              20216              17971
31-May-91              21049              18159
30-Jun-91              19928              16824
31-Jul-91              21113              17651
31-Aug-91              21006              17292
30-Sep-91              21241              18267
31-Oct-91              21358              18525
30-Nov-91              20526              17661
31-Dec-91              21193              18573
31-Jan-92              22123              18176
29-Feb-92              22648              17526
31-Mar-92              22090              16369
30-Apr-92              23206              16446
29-May-92              24377              17547
30-Jun-92              23096              16715
31-Jul-92              22112              16287
31-Aug-92              21619              17309
30-Sep-92              21773              16967
31-Oct-92              20700              16077
30-Nov-92              20492              16228
31-Dec-92              21207              16312
31-Jan-93              21477              16310
28-Feb-93              22004              16803
31-Mar-93              23532              18267
30-Apr-93              24341              20001
31-May-93              25464              20423
30-Jun-93              25273              20105
31-Jul-93              25464              20809
31-Aug-93              27542              21932
30-Sep-93              27868              21438
31-Oct-93              29242              22099
30-Nov-93              28260              20167
31-Dec-93              31465              21623
31-Jan-94              33526              23452
28-Feb-94              32153              23387
31-Mar-94              30541              22379
30-Apr-94              31474              23329
31-May-94              31339              23195
30-Jun-94              30850              23523
31-Jul-94              32380              23749
31-Aug-94              34004              24311
30-Sep-94              33504              23545
31-Oct-94              34513              24330
30-Nov-94              32994              23160
31-Dec-94              32697              23305
31-Jan-95              31063              22410
28-Feb-95              31809              22346
31-Mar-95              32901              23739
30-Apr-95              33758              24632
31-May-95              34485              24249
30-Jun-95              34535              23912
31-Jul-95              35955              25400
31-Aug-95              34708              24431
30-Sep-95              35748              24909
31-Oct-95              35370              24239
30-Nov-95              35719              24914
31-Dec-95              36832              25917
31-Jan-96              37433              26024
29-Feb-96              37889              26112
31-Mar-96              38273              26666
30-Apr-96              39354              27441
31-May-96              39930              26936
30-Jun-96              41324              27088
31-Jul-96              39390              26296
31-Aug-96              40711              26354
30-Sep-96              40999              27054
31-Oct-96              41336              26777
30-Nov-96              43269              27843
31-Dec-96              44095              27484
31-Jan-97              44722              26523
28-Feb-97              45692              26956
31-Mar-97              45692              27054
30-Apr-97              45582              27197
31-May-97              48531              28967
30-Jun-97              50963              30565
31-Jul-97              52204              31059
31-Aug-97              48666              28740
30-Sep-97              52130              30350
31-Oct-97              47609              28017
30-Nov-97              47572              27731
31-Dec-97              48673              27973
31-Jan-98              48374              29252
28-Feb-98              51728              31129
31-Mar-98              54709              32088
30-Apr-98              55644              32342
31-May-98              54135              32185
30-Jun-98              53225              32429
31-Jul-98              54584              32757
31-Aug-98              45879              28699
30-Sep-98              44882              27819
31-Oct-98              49359              30719
30-Nov-98              52240              32293
31-Dec-98              52246              33567
31-Jan-99              52170              33468
28-Feb-99              51181              32670
31-Mar-99              53742              34034
30-Apr-99              56545              35413
31-May-99              54211              33589
30-Jun-99              55949              34899
31-Jul-99              56278              35936
31-Aug-99              56456              36067
30-Sep-99              56291              36430
31-Oct-99              56710              37795
30-Nov-99              58295              39108
31-Dec-99              63243              42618
31-Jan-00              58113              39910
29-Feb-00              59751              40984
31-Mar-00              60974              42573
30-Apr-00              58449              40333
31-May-00              58583              39348
30-Jun-00              61188              40887
31-Jul-00              58449              39172
31-Aug-00              59431              39512
30-Sep-00              54222              37588
31-Oct-00              52629              36701
30-Nov-00              50442              35324
31-Dec-00              52329              36580

For the 12-month period ending December 31, 2000, Ivy International Fund returned -17.26%, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which returned -14.17% for the same period. An underweighting in the pharmaceuticals sector and the poor showing of technology stocks negatively affected performance for the year.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY INTERNATIONAL SMALL COMPANIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN FOREIGN EQUITY SECURITIES OF COMPANIES WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2 BILLION.

[PHOTO]

The Ivy International Small Companies Fund is managed by Henderson Global Investors' smaller companies team. The following is an interview with Miranda Richards, the team's asset allocator and international small-cap strategist.

Q: MIRANDA, HOW DID IVY INTERNATIONAL SMALL COMPANIES FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy International Small Companies Fund returned 4.94%, strongly outperforming its benchmark, the Salomon Smith Barney EMI World ex-US Index, which returned -10.31% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Good stock selection in Europe was key to the Fund's outperformance. Two holdings that did particularly well were Rational, a German manufacturer of professional ovens, and Altedia, a French corporate communications and human resources company. Both are market leaders in niche businesses.

The Fund's high cash position during the last six months of the year was another factor that positively affected performance. We deliberately maintained a higher than average level of cash because of our concern over the state of equity markets, and particularly valuations, worldwide. Performance was also helped by the Fund's focus on Europe and other developed markets, as these regions tended to suffer less than many of the smaller, emerging markets did in 2000.

On the negative side, we introduced a Pacific weighting (which includes the Far East outside of Japan) to the portfolio at the beginning of the year because we thought that Pacific stocks were undervalued and would benefit from growth in the US economy. And in May, we allocated money to Japan for the first time, concentrating on the service sectors. Unfortunately, both these decisions had a negative impact on performance. Pacific stocks were the worst performers last year, but as the Fund only had a small weighting the consequences were not as negative as they might have been. As of the end of the year, we had reduced the Fund's Pacific exposure to 2% and its Japanese exposure to 16%.

"We will continue our focus on small companies with visible products, strong earnings growth and leading positions in niche businesses. And because we feel that continental Europe and the UK show the most potential in the small-cap arena, we expect to continue to favor stocks in these markets."

Q: HOW DID VOLATILE MARKET CONDITIONS AFFECT SMALL-CAP STOCKS LAST YEAR?

A: Small caps were not immune to concerns over a global economic slowdown, and this was particularly true in regions outside the US. Japan was the worst performing region, falling 17.9%. The decline in Japanese small-caps was consistent throughout the year and reflected increasing concerns about the extent and sustainability of an economic recovery. Small-caps in the rest of Asia fell 13.3% due to fears of a US economic slow-down. In Europe, returns for small caps were negative for the year. This was not helped by the weakness of the euro. December however, saw a 7% appreciation for the currency, which helped Fund performance.

Q: THE FUND PREVIOUSLY EMPLOYED A DUAL-MANAGEMENT APPROACH. WHAT CHANGES DID HENDERSON MAKE TO THE PORTFOLIO SINCE ASSUMING FULL MANAGEMENT OF THE FUND IN NOVEMBER?

A: Because we wanted to reposition the Fund away from emerging markets and into the more developed markets, we divested many of the stocks in the co-manager's portfolio and reinvested the proceeds into our existing holdings (and a few new ones). As a result, the Fund's European weighting increased.

Q: WHAT IS YOUR PORTFOLIO STRATEGY FOR THE COMING YEAR?

A: We plan to reduce the Fund's cash level and to review its portfolio to increase the likelihood that the companies it holds are ones that we believe can continue to flourish during a period of economic uncertainty. We will also continue our focus on small companies with visible products, strong earnings growth and leading positions in niche businesses. And because we feel that continental Europe and the UK show the most potential in the small-cap arena, we expect to continue to favor stocks in these markets. As of December 31, 2000, the Fund had 42% of its holdings in continental Europe and 24% in the UK. In 2001, Ivy International Small Companies Fund will focus on providing competitive performance by investing in reasonably priced stocks from leading regional firms that we believe will be unaffected by a slowing global economy.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                SINCE
                                                      1 YEAR       5 YEARS      10 YEARS      INCEPTION
A SHARES             W/REIMB. & 5.75% sales charge   (1.10%)        N/A          N/A            6.15%
                     w/o Reimb. & 5.75% sales charge (1.73%)        N/A          N/A            2.70%

B SHARES             W/REIMB. & w/ CDSC               (.73%)        N/A          N/A            6.31%
                     w/Reimb. & w/o CDSC              4.27%         N/A          N/A            6.93%
                     W/O REIMB. & w/ CDSC            (1.51%)        N/A          N/A            3.02%
                     w/o Reimb. & w/o CDSC            3.45%         N/A          N/A            3.62%

C SHARES             W/REIMB. & w/ CDSC               3.25%         N/A          N/A            6.99%
                     w/Reimb. & w/o CDSC              4.25%         N/A          N/A            6.99%
                     W/O REIMB. & w/ CDSC             2.51%         N/A          N/A            3.33%
                     w/o Reimb. & w/o CDSC            3.51%         N/A          N/A            3.33%

ADVISOR SHARES       W/REIMB.                         5.32%         N/A          N/A           20.61%
                     w/o Reimb.                       1.52%         N/A          N/A           16.40%

CDSC = Contingent Deferred Sales Charge
Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations July 1, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $23.2 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       70

                                INVESTMENT STYLE

                                 Small-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IYSAX

                                 CLASS B SHARES

                                      IYSBX

                                 CLASS C SHARES

                                      IYSCX

                              ADVISOR CLASS SHARES

                                      IYSVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (1/97) of a $10,000
Investment

[CHART]

Ivy International Small Companies Fund -- $12,697
HSBC James Capel World (Excluding-US) Small Company Index -- $10,690 Salomon Smith Barney EMI World ex-US Index -- $11,251

                 Ivy International      HSBC James Capel    Salomon Smith Barney
                  Small Companies     World (Excluding-US)    EMI World ex-US
                       Fund           Small Company Index          Index
02-Jan-97              9425                 10000                  10000
31-Jan-97              9585                  9938                   9784
28-Feb-97              9566                 10183                   9948
31-Mar-97              9510                 10047                   9817
30-Apr-97              9331                  9736                   9670
31-May-97              9548                 10209                  10290
30-Jun-97              9783                 10368                  10522
31-Jul-97              9849                 10112                  10363
31-Aug-97              9274                  9819                   9921
30-Sep-97              9472                  9946                  10097
31-Oct-97              8803                  9445                   9698
30-Nov-97              8369                  8950                   9265
31-Dec-97              8245                  8716                   9060
31-Jan-98              8369                  8944                   9438
28-Feb-98              8997                  9672                  10142
31-Mar-98              9682                 10175                  10619
30-Apr-98              9701                 10266                  10700
31-May-98              9502                 10366                  10899
30-Jun-98              9102                  9862                  10581
31-Jul-98              8873                  9646                  10508
31-Aug-98              7674                  8442                   9220
30-Sep-98              7740                  8204                   8980
31-Oct-98              8092                  8543                   9614
30-Nov-98              8616                  8848                   9922
31-Dec-98              8677                  9004                  10162
31-Jan-99              8124                  8951                  10131
28-Feb-99              8502                  9070                   9934
31-Mar-99              8764                  9332                  10307
30-Apr-99              9385                  9961                  10864
31-May-99              9162                  9701                  10580
30-Jun-99              9540                 10411                  10941
31-Jul-99              9782                 10779                  11350
31-Aug-99              9695                 11041                  11525
30-Sep-99              9559                 11303                  11498
31-Oct-99              9588                 11250                  11383
30-Nov-99             10596                 11518                  11772
31-Dec-99             12100                 12030                  12548
31-Jan-2000           12547                 12089                  12238
29-Feb-2000           14481                 12910                  12751
31-Mar-2000           14491                 12837                  12802
30-Apr-2000           13733                 11589                  12022
31-May-2000           13130                 11310                  11814
30-Jun-2000           13898                 11835                  12579
31-Jul-2000           14190                 11347                  12148
31-Aug-2000           14977                 11681                  12522
30-Sep-2000           14666                 11137                  11918
31-Oct-2000           13743                 10319                  11262
30-Nov-2000           12732                  9893                  10801
31-Dec-2000           12697                 10690                  11254

For the 12-month period ending December 31, 2000, Ivy International Small Companies Fund returned 4.94%, outperforming its benchmark, the Salomon Smith Barney EMI World ex-US Index, which returned -10.31% for the same period.(*) Outperformance was due to good stock selection in Europe, the Fund's focus on developed markets and a higher-than-average cash position.

(*)The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. Performance for both the old and new benchmark is shown at left.

The HSBC James Capel World (Excluding-US) Small Company Index and the Salomon Smith Barney EMI World ex-US Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY INTERNATIONAL VALUE FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPE, THE FAR EAST AND LATIN AMERICA.

[PHOTO]

The following is an interview with Sheridan Reilly, senior vice president and chief investment officer of international equities at Ivy Management, Inc. Sheridan, who joined Ivy Funds on May 1st, was formerly head of the institutional equities team at Scudder Kemper Investments. He is the lead portfolio manager for Ivy International Value Fund.

Q: SHERIDAN, HOW DID IVY INTERNATIONAL VALUE FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy International Value Fund returned -7.25%, strongly outperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which returned -14.17% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: As a fund that concentrates on value stocks, or those selling at prices lower than we think they are worth, Ivy International Value Fund had very little exposure to the stocks that were hit the hardest in 2000 - those in the technology, media and telecommunications (TMT) sectors. This helped the Fund avoid much of the damage from the technology bear market that began in March. Toward the end of the year, the Fund also benefited from a huge rush by international investors out of growth stocks into more defensive, value-oriented sectors such as food, beverage and utilities stocks, many of which did very well as 2000 came to a close. This stampede into defensive names in the fourth quarter had a large positive impact on performance. However, it's important to remember that most of the equity markets in which the Fund invests were down in 2000.

"As a fund that concentrates on value stocks, or those selling at prices lower than we think they are worth, Ivy International Value Fund had very little exposure to the stocks that were hit the hardest in 2000 - those in the technology, media and telecommunications (TMT) sectors. Going forward, the Fund will continue to use a disciplined approach to target investment opportunities in high quality, large-cap companies around the world."

Q: WHAT SECTORS AND STOCKS DID PARTICULARLY WELL IN 2000? WHICH DID POORLY?

A: The Fund benefited by an overweighting in the consumer non-durables sector, which brought us particularly strong performance from the United Kingdom's Unilever, Germany's Adidas-Salomon AG and France's Pernod Ricard. In the finance area, the Fund realized strong returns from its holdings in Bank of Ireland and the UK's Barclay's Bank and Royal & Sun Alliance. European chemical companies, such as Akzo Nobel and Bayer, also did well. Although the Fund's exposure to TMT was not large, the holdings we did have -- in companies such as British Telecom, Invensys, Telefonica, NEC and Telecom Corp New Zealand -- negatively affected performance.

Q: HOW DID THE FUND'S COUNTRY ALLOCATIONS AFFECT PERFORMANCE?

A: In the beginning of the year, we made a decision to reduce the Fund's exposure to emerging Asia in favor of more developed markets, such as Japan. While we still see this move as worthwhile, the Fund's holdings in Japanese companies such as Canon and Nomura Securities performed poorly. However, the Fund was still underweighted in Japan compared to its benchmark, and we further reduced its Japanese holdings toward the end of the year. The Fund's holdings in the United Kingdom and Germany, such as Diageo, Gallagher, UBS and the aforementioned consumer non-durable and finance stocks, did well.

Q: WILL YOU MAINTAIN THE SAME STRATEGY GOING FORWARD?

A: Yes. The Fund will continue to use a disciplined approach to target investment opportunities in high quality, large-cap companies around the world. The goal is to purchase undervalued stocks - not just low-priced ones - in companies that, in our opinion, will rebound and provide potentially high returns. We feel that Ivy International Value Fund is positioned to do well in the current value-oriented market environment.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                     SINCE
                                                       1 YEAR           5 YEARS     10 YEARS       INCEPTION
A SHARES             w/Reimb. & 5.75% sales charge    (12.58%)            N/A          N/A            1.84%
                     w/o Reimb. & 5.75% sales charge  (12.83%)            N/A          N/A            1.70%

B SHARES             w/Reimb. & w/CDSC                (12.50%)            N/A          N/A            1.95%
                     w/Reimb. & w/o CDSC               (7.94%)            N/A          N/A            2.73%
                     w/o Reimb. & w/CDSC              (12.66%)            N/A          N/A            1.81%
                     w/o Reimb. & w/o CDSC             (8.06%)            N/A          N/A            2.58%

C SHARES             w/Reimb. & w/CDSC                 (8.89%)            N/A          N/A            2.71%
                     w/Reimb. & w/o CDSC               (7.97%)            N/A          N/A            2.71%
                     w/o Reimb. & w/CDSC               (9.06%)            N/A          N/A            2.57%
                     w/o Reimb. & w/o CDSC             (8.14%)            N/A          N/A            2.57%

ADVISOR SHARES       w/Reimb.                          (6.90%)            N/A          N/A            6.37%
                     w/o Reimb.                        (7.49%)            N/A          N/A            6.07%


CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations May 13, 1997; Advisor Class commenced operations February 23, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                 $129.6 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       81

                                INVESTMENT STYLE

                                 Large-Cap Value

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVIAX

                                 CLASS B SHARES

                                      IIFBX

                                 CLASS C SHARES

                                      IVIFX

                              ADVISOR CLASS SHARES

                                      IVIVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (5/97) of a $10,000
Investment

[CHART]
Ivy International Value Fund--$10,868
MSCI EAFE Index--$13,450

                     Ivy International    MSCI EAFE
                        Value Fund          Index
13-May-97                 9425              10000
31-May-97                 9538              10651
30-Jun-97                 9660              11238
31-Jul-97                 9896              11420
31-Aug-97                 9001              10567
30-Sep-97                 9604              11159
31-Oct-97                 8615              10301
30-Nov-97                 8427              10196
31-Dec-97                 8455              10285
31-Jan-98                 8540              10756
28-Feb-98                 9256              11446
31-Mar-98                 9783              11798
30-Apr-98                 9868              11892
31-May-98                 9783              11834
30-Jun-98                 9472              11923
31-Jul-98                 9434              12044
31-Aug-98                 7806              10552
30-Sep-98                 7740              10229
31-Oct-98                 8427              11295
30-Nov-98                 9001              11874
31-Dec-98                 9016              12342
31-Jan-99                 8940              12305
28-Feb-99                 8854              12012
31-Mar-99                 9225              12514
30-Apr-99                10062              13021
31-May-99                 9700              12350
30-Jun-99                10043              12832
31-Jul-99                10224              13213
31-Aug-99                10290              13261
30-Sep-99                10138              13395
31-Oct-99                10185              13896
30-Nov-99                10490              14379
31-Dec-99                11521              15670
31-Jan-2000              10599              14674
29-Feb-2000              10676              15069
31-Mar-2000              11127              15653
30-Apr-2000              10695              14830
31-May-2000              10551              14467
30-Jun-2000              11050              15033
31-Jul-2000              10791              14403
31-Aug-2000              10877              14528
30-Sep-2000              10301              13821
31-Oct-2000              10157              13494
30-Nov-2000              10022              12988
31-Dec-2000              10686              13450

For the 12-month period ending December 31, 2000, Ivy International Value Fund returned -7.25%, outperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which returned -14.17% for the same period. Outperformance was primarily due to the Fund's low exposure to the poorly performing technology, media and telecommunications (TMT) sectors.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY PACIFIC OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN SECURITIES TRADED IN PACIFIC REGION MARKETS. EXAMPLES OF PACIFIC REGION COUNTRIES INCLUDE AUSTRALIA, CHINA, HONG KONG, INDIA, KOREA, SINGAPORE, SRI LANKA AND TAIWAN.

[PHOTO]

Ivy Pacific Opportunities Fund is managed by Ivy's international equities team. The following is an interview with team member and Asian equity specialist Sean Goldrick.

Q: SEAN, HOW DID IVY PACIFIC OPPORTUNITIES FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy Pacific Opportunities Fund returned -18.25%. This compares very favorably with the performance of its benchmark, the Morgan Stanley Capital International Asia Pacific Ex-Japan Index, which returned -28.39% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: During the first half of the year, the Fund benefited from a heavy weighting in smaller China listings and an overweight position in Hong Kong. In the second half of the year, the Fund again benefited from its continued strong overweight position in Hong Kong, particularly in banks and property stocks. Within the Hong Kong portion of the portfolio, we maintained a strong bias toward these interest rate-sensitive stocks that we felt would benefit from impending reductions in US interest rates. We also eliminated most of the Fund's holdings in China and the minor markets in the second half of the year, a move that contributed to the Fund's outperformance from the late third quarter on. In addition, we maintained a very underweight position in Korea, a strategy that benefited the Fund as that market's industrial names fell in response to declining US demand, a deterioration in corporate liquidity and waning domestic consumer spending.

The two key factors that detracted from performance were our moves into technology shares in the second half of the year and our lack of exposure to banks in Korea and Taiwan. Our investments in Taiwanese technology shares proved premature, although the sector began to rally strongly late in December. Our negative views of Asian banks outside of Hong Kong and Singapore caused us to underweight financial stocks in those markets. Although those sectors declined sharply, the even more dramatic fall in technology shares resulted in financials' slight out-performance versus country indices.

"We moved the Fund away from the smaller, troubled economies of Southeast Asia and more toward established markets such as Hong Kong and Taiwan. We also refocused the Fund on stocks from larger companies with strong balance sheets and competitive positions in global industries, particularly those with quality management, a high degree of liquidity and a commitment to enhancing shareholder value."

Q: OVER THE COURSE OF THE YEAR, THE FUND WAS RENAMED AND MERGED WITH IVY ASIA PACIFIC FUND. WHAT WAS THE GOAL?

A: Our overall strategy was to construct one unified Asian portfolio by concentrating on bottom-up stock selection in markets that we felt would benefit from key economic themes. First, we moved away from the smaller, troubled economies of Southeast Asia and more toward established markets such as Hong Kong and Taiwan. Second, we refocused the Fund on stocks from larger companies with strong balance sheets and competitive positions in global industries, particularly those with quality management, a high degree of liquidity and a commitment to enhancing shareholder value. As a result, we eliminated a lot of the smaller, illiquid stocks in China and Southeast Asia from the portfolio. The Fund now has approximately 30 stocks, with significant holdings in the Hong Kong market.

Q:WHAT IS YOUR STRATEGY FOR 2001?

A: We intend to adhere to our discipline of investing in what we believe are high quality large-cap stocks with managements strongly committed to maximizing shareholder value. On a more specific level, we are positive on the prospects for top quality Asian technology stocks. Having declined sharply over the past 10 months from their peaks, we believe that they are poised to rise briskly over the coming two years. We believe that the Fund's key technology holdings possess excellent potential to outperform. We also remain convinced that the property and banking sectors in Hong Kong and Singapore may benefit if the downtrend in American interest rates continues. In our view, Ivy Pacific Opportunities Fund is well positioned to benefit from these trends in 2001.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                       SINCE
                                                       1 YEAR            5 YEARS      10 YEARS       INCEPTION
A SHARES             W/REIMB. & 5.75% sales charge    (22.95%)           (3.32%)         N/A           (4.00%)
                     w/o Reimb. & 5.75% sales charge  (23.69%)           (3.86%)         N/A           (4.53%)

B SHARES             W/REIMB. & w/ CDSC               (22.86%)           (3.29%)         N/A           (3.93%)
                     w/Reimb. & w/o CDSC              (18.80%)           (2.89%)         N/A           (3.93%)
                     W/O REIMB. & w/CDSC              (23.52%)           (3.80%)         N/A           (4.42%)
                     w/o Reimb. & w/o CDSC            (19.94%)           (3.41%)         N/A           (4.42%)

C SHARES             W/REIMB. & w/ CDSC               (19.60%)            N/A            N/A           (4.89%)
                     w/Reimb. & w/o CDSC              (18.79%)            N/A            N/A           (4.89%)
                     W/O REIMB. & w/CDSC              (19.99%)            N/A            N/A           (5.37%)
                     w/o Reimb. & w/o CDSC            (19.18%)            N/A            N/A           (5.37%)

ADVISOR SHARES       W/REIMB.                         (18.77%)            N/A            N/A           (1.55%)
                     w/o Reimb.                       (19.16%)            N/A            N/A           (1.95%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pacific Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $17.1 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       29

                                INVESTMENT STYLE

                                 Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IPOAX

                                 CLASS B SHARES

                                      IPOBX

                                 CLASS C SHARES

                                      IPOCX

                              ADVISOR CLASS SHARES

                                      IPOVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (10/93) of a $10,000
Investment

[CHART]

Ivy Pacific Opportunities Fund -- $7,455
Hang Seng Index -- $16,181
MSCI Asia Pacific Free (Excluding Japan) Index -- $8,143

                     Ivy Pacific                        MSCI Asia Pacific
                    Opportunities       Hang Seng     Free (Excluding Japan)
                        Fund              Index              Index
25-Oct-93               9425              10000              10000
31-Oct-93               9652              10000              10000
30-Nov-93               9685               9781               9788
31-Dec-93              10900              12743              11878
31-Jan-94              10426              12313              11493
28-Feb-94               9837              11159              10977
31-Mar-94               9011               9679               9872
30-Apr-94               9111               9611              10255
31-May-94               9392              10241              10669
30-Jun-94               8905               9388              10269
31-Jul-94               9309              10165              10799
31-Aug-94               9647              10643              11597
30-Sep-94               9624              10206              11303
31-Oct-94               9431              10340              11519
30-Nov-94               8620               9075              10622
31-Dec-94               8188               8780              10419
31-Jan-95               7289               7871               9471
28-Feb-95               7760               8926              10150
31-Mar-95               7927               9205              10137
30-Apr-95               7732               8962              10191
31-May-95               8452              10084              11021
30-Jun-95               8352               9869              10858
31-Jul-95               8825              10133              11218
31-Aug-95               8506               9840              10843
30-Sep-95               8722              10340              10937
31-Oct-95               8545              10486              10753
30-Nov-95               8244              10519              10600
31-Dec-95               8318              10798              11053
31-Jan-96               9247              12177              11792
29-Feb-96               9189              11926              11969
31-Mar-96               9044              11745              12035
30-Apr-96               9160              11753              12486
31-May-96               9209              12075              12342
30-Jun-96               9121              11813              12136
31-Jul-96               8782              11450              11341
31-Aug-96               8966              11962              11758
30-Sep-96               9063              12758              11924
31-Oct-96               9131              13375              11840
30-Nov-96               9731              14357              12378
31-Dec-96              10023              14419              12339
31-Jan-97               9935              14280              12457
28-Feb-97              10081              14362              12588
31-Mar-97               9682              13436              12006
30-Apr-97              10198              13831              11926
31-May-97              10967              15819              12413
30-Jun-97              11356              16290              12866
31-Jul-97              11736              17543              12930
31-Aug-97              11463              15152              10924
30-Sep-97              11210              16132              11004
31-Oct-97               8495              11388               8795
30-Nov-97               7970              11284               8296
31-Dec-97               7824              11494               8119
31-Jan-98               6529               9918               7750
28-Feb-98               7989              12306               8924
31-Mar-98               7795              12347               8829
30-Apr-98               7191              11130               8238
31-May-98               6267               9577               7209
30-Jun-98               5498               9157               6634
31-Jul-98               5060               8507               6527
31-Aug-98               4350               7798               5596
30-Sep-98               4953               8450               6071
31-Oct-98               6053              10885               7133
30-Nov-98               6286              11150               7668
31-Dec-98               6215              10771               7760
31-Jan-99               5732              10191               7832
28-Feb-99               5653              10567               7672
31-Mar-99               6176              11729               8377
30-Apr-99               7320              14292               9700
31-May-99               7162              13021               9294
30-Jun-99               8692              14505              10464
31-Jul-99               8366              14135              10302
31-Aug-99               8484              14452              10335
30-Sep-99               7991              13649               9796
31-Oct-99               8090              14210               9974
30-Nov-99               8800              16483              10812
31-Dec-99               9119              18182              11627
31-Jan-00               9009              16649              11467
29-Feb-00               8631              18404              11219
31-Mar-00               9488              18658              11404
30-Apr-00               8969              16635              10538
31-May-00               8551              15772               9750
30-Jun-00               9189              17318              10454
31-Jul-00               9448              18052               9969
31-Aug-00               9169              18327               9928
30-Sep-00               8312              16774               8948
31-Oct-00               7485              15967               8276
30-Nov-00               7116              14990               8083
31-Dec-00               7455              16181               8143

For the 12-month period ending December 31, 2000, Ivy Pacific Opportunities Fund returned -18.25%, outperforming its benchmark, the Morgan Stanley Capital International Asia Pacific Ex-Japan Index, which returned -28.39% for the same period.(*) Outperformance was primarily due to an overweight position in Hong Kong, an underweight position in Korea and the elimination of holdings in minor markets.

(*)The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. Performance for both the old and new benchmark is shown at left.

The Hang Seng Index and the Morgan Stanley Capital International (MSCI) Asia Pacific Free (Excluding-Japan) Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY GROWTH FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN US COMPANIES OF ANY SIZE.

[PHOTO]

Ivy Growth Fund uses a dual-manager approach. The core portion (50%) is managed by Paul Baran and is invested primarily in large-cap US stocks. The US emerging growth portion (50%) is managed by James W. Broadfoot III and is invested primarily in small- and medium-sized US companies in the early stages of their lifecycles.

For the 12-month period ending December 31, 2000, Ivy Growth Fund returned -22.31%, underperforming its benchmarks, the S&P 500 Index and the Russell 2500 Growth Index, which returned -9.10% and -16.09%, respectively.

CORE PORTION COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE CORE PORTION?

A: As part of a growth fund, the core portion is overweight in technology relative to the S&P 500 and underweight in value sectors such as basic materials. Technology was both the largest and worst-performing sector of the S&P last year, and therefore had the greatest negative impact on performance.

Most of the underperformance took place in September, October and November, as the NASDAQ collapsed about 40 percent and some of our technology holdings took big hits. In September, Intel and Apple Computer preannounced weak revenues and earnings, which caused a significant decline in both stocks. In October, Nortel lowered its growth outlook, which affected communication chip and optical companies and exacerbated the technology decline.

On the positive side, the core portion benefited from its holdings in the healthcare sector, particularly those in the pharmaceuticals area such as Merck and Bristol-Myers. However, it was difficult for any sector to compensate for the poor showing of such a large sector as technology. As the year progressed, we added some notable non-technology growth names to the portfolio such as Tyco and Costco.

"Our focus is on US industry leaders that, in our judgement, have a proven and consistent record of earnings profitability but whose prices do not adequately reflect their underlying profitability." - Paul Baran

"During the first part of the year, we may be a bit cautious in technology and look toward areas we expect to be more stable such as healthcare, business services and financial stocks." - Jim Broadfoot

Q: HOW ARE YOU POSITIONING THE CORE PORTION GOING FORWARD?

A: In what we see as a "winner take all" environment, we're adhering to our long-term strategy of picking the best-of-breed companies - those with dominant market positions and quality management. The focus is on US industry leaders that, in our judgement, have a proven and consistent record of earnings profitability but whose prices do not adequately reflect their underlying profitability.

US EMERGING GROWTH PORTION COMMENTARY

Q: JIM, WHAT FACTORS AFFECTED PERFORMANCE?

A: Technology stocks played the biggest role in 2000. In particular, our holdings in telecom service providers, telecom equipment and communications components had the largest negative impact. Although these sectors did reasonably well in the first part of the year, they were hit hard in the last quarter. Internet services and software was another group that hurt performance. The portfolio also had limited exposure to biotechnology, one of the best market sectors in 2000.

On the positive side, we gradually built a large position in energy stocks, one of the best performing sectors last year. Quite often, this sector moved counter to technology stocks and helped limit losses. Our largest energy holdings included leading companies in the exploration, natural gas and oil field services areas. We believe these companies are well positioned to benefit if there is a long-term recovery in energy prices and subsequent higher drilling activity. We also increased the Fund's exposure to growth companies that have had dependable, recurring revenues. These included holdings such as Gemstar-TV Guide, which provides the dominant interactive program guide for North American TV viewers; the University of Phoenix Online, the leading Internet-based school of higher learning; and Concord EFS, a leading processor of electronic funds transactions.

Q: HOW WILL THE US EMERGING GROWTH PORTFOLIO BE POSITIONED IN 2001?

A: During the first part of the year, we may be a bit cautious in technology and look toward areas we expect to be more stable such as healthcare, business services and financial stocks. Then, if market conditions improve, as we believe they will, we'll most likely become more aggressive on technology.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                    SINCE
                                                      1 YEAR           5 YEARS      10 YEARS      INCEPTION
A SHARES             w/Reimb. & 5.75% sales charge    (26.77%)           7.59%       10.65%         10.35%
                     w/o Reimb. & 5.75% sales charge  (26.77%)           7.59%       10.62%         10.34%

B SHARES             w/Reimb. & w/ CDSC               (26.92%)           7.54%         N/A           8.59%
                     w/Reimb. & w/o CDSC              (23.07%)           7.84%         N/A           8.59%
                     w/o Reimb. & w/CDSC              (26.92%)           7.54%         N/A           8.55%
                     w/o Reimb. & w/o CDSC            (23.07%)           7.84%         N/A           8.55%

C SHARES             w/Reimb. & w/ CDSC               (23.85%)             N/A         N/A           6.04%
                     w/Reimb. & w/o CDSC              (23.08%)             N/A         N/A           6.04%
                     w/o Reimb. & w/CDSC              (23.85%)             N/A         N/A           6.04%
                     w/o Reimb. & w/o CDSC            (23.08%)             N/A         N/A           6.04%

ADVISOR SHARES       w/Reimb.                         (22.37%)             N/A         N/A           0.80%
                     w/o Reimb.                       (22.37%)             N/A         N/A           0.80%


CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                 $270.4 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       138

                                INVESTMENT STYLE

                                Multi-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVYFX

                                 CLASS B SHARES

                                      IVYBX

                                 CLASS C SHARES

                                      IVYCX

                              ADVISOR CLASS SHARES

                                      IVYVX

PERFORMANCE OVERVIEW

10-Year Performance Comparison of the Fund of a $10,000 Investment

Ivy Growth Fund -- $27,521
S&P 500 Index -- $49,978
Russell 2500 Growth Index -- $43,063

[CHART]

                   Ivy Growth           S&P 500         Russell 2500
                      Fund               Index          Growth Index
12/90                 10000              10000              10000
                       9850              10435              10930
                      10465              11182              12112
                      10772              11453              12887
                      10733              11480              12597
                      11243              11975              13239
                      10792              11426              12513
                      11296              11959              13217
                      11525              12242              13789
                      11361              12037              13947
                      11557              12199              14420
                      11008              11708              13812
12/91                 12325              13047              15502
                      12135              12803              16158
                      12339              12969              16317
                      12062              12717              15386
                      12295              13090              14584
                      12171              13155              14610
                      11844              12959              13815
                      12274              13488              14352
                      11895              13212              13929
                      11946              13367              14142
                      12150              13414              14743
                      12798              13870              15930
12/92                 12967              14041              16399
                      13027              14158              16514
                      12871              14351              15684
                      13313              14654              16193
                      12906              14300              15588
                      13321              14682              16549
                      13304              14725              16588
                      13287              14666              16602
                      14013              15222              17477
                      13849              15106              17926
                      14257              15418              18278
                      14042              15271              17616
12/93                 14560              15456              18390
                      15178              15981              18920
                      14891              15547              18952
                      14046              14870              17850
                      14191              15060              17829
                      14280              15307              17472
                      13606              14932              16696
                      14197              15423              17058
                      15031              16055              18312
                      14646              15662              18304
                      14774              16014              18618
                      13972              15431              17794
12/94                 14128              15660              18155
                      14018              16066              17977
                      14578              16692              18955
                      14925              17185              19690
                      15253              17691              19913
                      15754              18398              20218
                      16195              18825              21445
                      17045              19449              23136
                      17131              19498              23329
                      17656              20321              23828
                      17117              20248              22986
                      17745              21137              23927
12/95                 17990              21544              24244
                      18549              22278              24319
                      18957              22484              25390
                      19215              22701              25941
                      19902              23035              27717
                      20052              23629              28706
                      19730              23720              27266
                      18291              22672              24557
                      19118              23150              26248
                      20149              24453              27641
                      20042              25127              26781
                      21062              27027              27762
12/96                 21088              26491              27898
                      21919              28146              28733
                      21195              28367              27474
                      20209              27201              25666
                      20316              28825              25781
                      22358              30580              28871
                      23059              31950              29837
                      24531              34492              31731
                      23640              32560              32505
                      24911              34343              34801
                      23415              33196              32630
                      23344              34733              32129
12/97                 23553              35329              32015
                      23421              35720              31597
                      25352              38297              34309
                      26583              40258              35583
                      26940              40663              35907
                      26186              39964              33601
                      26636              41587              33847
                      25710              41144              31327
                      20946              35196              24209
                      22097              37450              26331
                      23407              40497              28109
                      25472              42951              30109
12/98                 26863              45426              33007
                      27620              47326              33962
                      25917              45855              31207
                      27039              47689              32660
                      28025              49537              35265
                      27363              48366              35630
                      29106              51051              38148
                      28566              49457              37371
                      28836              49212              36563
                      28849              47863              36825
                      30606              50892              38618
                      32295              51926              43177
12/99                 35423              54984              51320
                      34448              52222              51034
                      38398              51233              64125
                      39949              56245              59094
                      35839              54553              53336
                      33312              53434              48587
                      37262              54751              55011
                      35311              53895              50503
                      38798              57243              57086
                      35311              54221              53394
                      32497              53992              50092
                      26276              49735              40549
12/00                 27521              49978              43063

For the 12-month period ending December 31, 2000, Ivy Growth Fund returned -22.31%, underperforming its benchmarks, the S&P 500 Index and the Russell 2500 Growth Index, which returned -9.10% and -16.09%, respectively. Underperformance was due primarily to the Fund's investment in technology stocks, particularly those in the communications area.

The S&P 500 Index and the Russell 2500 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY US BLUE CHIP FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY BY INVESTING IN COMMON STOCKS OF ESTABLISHED DOMESTIC COMPANIES THAT EITHER HOLD A LEADING INDUSTRY POSITION OR THAT ARE EXPECTED TO DO SO IN THE FUTURE.

An interview with Paul Baran, portfolio manager of the Ivy US Blue Chip Fund. Mr. Baran is a senior vice president and a member of the domestic equities team.

Q: PAUL, HOW DID IVY US BLUE CHIP FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy US Blue Chip Fund returned -12.69%, underperforming its benchmark, the S&P 500 Index, which returned -9.10% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund is sector neutral, which means that our weightings are in line with the market's weightings, as measured by the S&P 500. Technology is now the largest sector of the S&P, and last summer it represented over one-third of the index. Unfortunately, it was also the worst-performing sector last year, and therefore had the greatest negative impact on Fund performance.

Most of the underperformance took place in September, October and November, as the NASDAQ collapsed about 40% and some of our individual technology names took big hits. In September, Intel and Apple Computer pre-announced weak revenues and earnings. These reports caused a significant decline in both stocks and led to pronounced weakness in other semiconductor and personal computer-related companies. In October, Nortel lowered its growth outlook, which affected communications chip and optical companies and further exacerbated the decline in technology stocks.

On the positive side, the Fund benefited from its holdings in the healthcare sector, particularly in the pharmaceuticals area, with positions in companies such as Merck and Bristol-Myers. The consumer staples sector -- food stocks, household product stocks and more -- was another positive for Fund performance. Holdings in HJ Heinz, William Wrigley, Colgate-Palmolive and Kimberly-Clark helped the Fund. However, it was difficult for any sector to compensate for the poor showing of such a large sector as technology. As the year progressed, we added some notable non-technology names to the portfolio such as Gillette, International Paper, Tyco and Carnival Corporation.

"Right now, three significant forces are affecting the market: lower interest rates, low inflation and earnings uncertainty. The first two are positive, while the third may improve as we move into the second half of the year. But looking at the larger picture, it's important to remember that US blue chip stocks have historically delivered strong returns over the long term."

Q: HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

A: In what we see as a "winner take all" environment, we're adhering to our long-term strategy of picking the best-of-breed companies without making any sector bets. Rather than trying to time the market, we employ a disciplined investment philosophy based on stock selection. The focus is on companies that, in our judgement, have a proven and consistent record of earnings profitability but whose prices do not adequately reflect their underlying profitability.

However, we do take market conditions into account when selecting individual stocks within sectors. For example, in the Financials sector, the Fund is aiming to limit its exposure to companies that are dependent solely on large lending portfolios. With the US economy slowing, it is likely that there will be an increase in default rates. Instead, with interest rates declining, the Fund's strategy is to hold financial stocks in strong securities and/or insurance businesses that are likely to benefit from a lower interest rate environment.

Q: HOW DOES THE BLUE CHIP MARKET LOOK FOR 2001?

A: Right now, three significant forces are affecting the market: lower interest rates, low inflation and earnings uncertainty. The first two are positive, while the third may improve as we move into the second half of the year. But looking at the larger picture, it's important to remember that US blue chip stocks have historically delivered strong returns over the long term. It's been a difficult year, but we believe that remaining fully invested and ignoring fluctuations is the key to realizing good long-term equity returns in the domestic blue chip market.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                     SINCE
                                                       1 YEAR           5 YEARS     10 YEARS       INCEPTION
A SHARES             w/Reimb. & 5.75% sales charge    (17.71%)            N/A          N/A             .89%
                     w/o Reimb. & 5.75% sales charge  (17.78%)            N/A          N/A            (.24%)

B SHARES             w/Reimb. & w/ CDSC               (17.71%)            N/A          N/A            0.21%
                     w/Reimb. & w/o CDSC              (13.37%)            N/A          N/A            1.59%
                     w/o Reimb. & w/CDSC              (17.85%)            N/A          N/A            (.96%)
                     w/o Reimb. & w/o CDSC            (13.52%)            N/A          N/A             .41%

C SHARES             w/Reimb. & w/ CDSC               (14.23%)            N/A          N/A            1.63%
                     w/Reimb. & w/o CDSC              (13.36%)            N/A          N/A            1.63%
                     w/o Reimb. & w/CDSC              (14.38%)            N/A          N/A             .43%
                     w/o Reimb. & w/o CDSC            (13.51%)            N/A          N/A             .43%

ADVISOR SHARES       w/Reimb.                         (12.42%)            N/A          N/A            4.09%
                     w/o Reimb.                       (12.64%)            N/A          N/A            2.69%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Advisor Class commenced operations November 2, 1998; Class B and Class C commenced operations November 6, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $85.9 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       71

                                INVESTMENT STYLE

                                 Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IBCAX

                                 CLASS B SHARES

                                      IBCBX

                                 CLASS C SHARES

                                      IBCCX

                              ADVISOR CLASS SHARES

                                      IBCVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (11/98) of a $10,000
Investment

[CHART]

Ivy US Blue Chip Fund -- $10,194
S&P 500 Index -- $12,341

                      Ivy US Blue
                       Chip Fund          S&P 500 Index
02-Nov-98                9425                 10000
30-Nov-98                9905.67              10606.1
31-Dec-98                10122.5              11217.3
31-Jan-99                10376.9              11686.3
28-Feb-99                10094.2              11323.1
31-Mar-99                10358.1              11776.1
30-Apr-99                10763.3              12232.3
31-May-99                10518.3              11943.3
30-Jun-99                11140.3              12606.2
31-Jul-99                10763.3              12212.5
31-Aug-99                10735.1              12152.1
30-Sep-99                10367.5              11819
31-Oct-99                11130.9              12566.9
30-Nov-99                11225.2              12822.4
31-Dec-99                11676                13577.5
31-Jan-2000              11069.4              12895.4
29-Feb-2000              11259                12651.3
30-Mar-2000              12301.4              13888.9
30-Apr-2000              11761.2              13471.1
31-May-2000              11277.9              13194.7
30-Jun-2000              11893.9              13520
31-Jul-2000              11638                13308.6
30-Aug-2000              12310.9              14135.3
30-Sep-2000              11296.9              13389
31-Oct-2000              11211.6              13332.4
30-Nov-2000              10074.3              12281.3
31-Dec-2000              10194                12341.4

For the 12-month period ending December 31,2000, Ivy US Blue Chip Fund returned -12.69%, underperforming its benchmark, the S&P 500 Index, which returned -9.10% for the same period. Underperformance was primarily due to the Fund's holdings in the technology sector.

The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                           IVY US EMERGING GROWTH FUND

The Fund's goal: to provide long-term capital growth through investment in the common stocks of small- and medium-sized companies that are in the early stages of their lifecycles and that have the potential for rapid growth.

                                    [PHOTO]

         The following is an interview with James W. Broadfoot III, portfolio manager of the Ivy US Emerging Growth Fund. He is the president of Ivy Management, Inc. and author of the recently republished Investing in Emerging Growth Stocks.

Q: JIM, HOW DID IVY US EMERGING GROWTH FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy US Emerging Growth Fund returned -25.81%, underperforming its benchmark, the Russell 2500 Growth Index, which returned -16.09% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Over the course of the year, the Fund built a large position (36% at year-end) in energy stocks, one of the best performing segments of the Russell 2500 Growth Index. Quite often, this sector moved counter to technology stocks and helped us limit losses. Our largest energy holdings included leading companies in the exploration, natural gas and oil field services areas. We believe these companies are well positioned to benefit if there is a long-term recovery in energy prices and subsequent higher drilling activity.

The Fund's overweight holdings in technology, particularly in the areas of telecom service providers, telecom equipment and communications components, had the largest negative impact on performance. Although these sectors did reasonably well in the first part of the year, they were all hit hard in the last quarter. For example, communications was one of the worst performing sectors in the Russell 2500 Growth Index, the Fund's benchmark.

Internet services and software was another hard-hit group that hurt Fund performance. However, we believe several of its leaders are likely to survive long beyond the "Internet Winter." The Fund also had limited exposure to biotechnology, one of the best market sectors in 2000. We increased our drug and biotech holdings as the year progressed, and we intend to maintain selective holdings in this area.

         "We believe there will be a more favorable environment for small- and mid-cap growth stocks in 2001. The Federal Reserve Board has begun lowering interest rates, and historically, smaller stocks tend to outperform larger stocks in this type of environment. However, the earnings outlook is still cloudy, so we'll most likely continue to have a volatile market until it clears."

Q: WHY DID THE COMMUNICATIONS SECTOR UNDERPERFORM?

A: Prior to 2000, strong growth in communications was due in part to the emergence of fast growing new companies. However, the stocks of many emerging carriers were deflated as a falling stock market made it harder to raise capital. When they cut spending, it made a dent in growth throughout the communications supply chain. But we continue to believe in the long-term growth of the communications infrastructure, and the Fund still holds stocks of major companies in this area.

Q: DID YOU TAKE ANY "DEFENSIVE" MEASURES AS A RESULT OF MARKET VOLATILITY?

A: Defensive, slower-growth sectors such as utilities, transportation and industrial services generally performed best in 2000. By definition, the Fund only invests in high-growth sectors, so our defensive strategy was to increase the Fund's exposure to growth companies that have had dependable, recurring revenues. These included holdings such as Gemstar-TV Guide, which provides the dominant interactive program guide for North American TV viewers; the University of Phoenix Online, the leading Internet-based school of higher learning; and Concord EFS, a leading processor of electronic funds transactions.

Q: HOW WILL THE FUND BE POSITIONED IN 2001?

A: During the first part of the year, we may be a bit cautious in technology and look toward areas we expect to be more stable such as healthcare, business services and financial stocks. Then, if market conditions improve, as we believe they will, we'll most likely get more aggressive on technology.

We do believe there will be a more favorable environment for small- and mid-cap growth stocks in 2001. After an economic slowdown, nimbler, smaller companies can often take advantage of new opportunities more quickly than large companies can. In addition, the Federal Reserve Board has begun lowering interest rates, and historically, smaller stocks tend to outperform larger stocks in this type of environment. However, the earnings outlook is still cloudy, so we'll most likely continue to have a volatile market until it clears.

-----------------
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


AVERAGE ANNUAL TOTAL RETURNS
                                                                                               SINCE
                                                   1 YEAR        5 YEARS       10 YEARS       INCEPTION
A SHARES          w/Reimb. & 5.75% sales charge   (30.07%)        10.62%         N/A           17.86%
                  w/o Reimb. & 5.75% sales charge (30.07%)        10.62%         N/A           17.84%

B SHARES          w/Reimb. & w/ CDSC              (30.06%)        10.85%         N/A           13.25%
                  w/Reimb. & w/o CDSC             (26.38%)        11.12%         N/A           13.25%
                  w/o Reimb. & w/CDSC             (30.06%)        10.85%         N/A           13.21%
                  w/o Reimb. & w/o CDSC           (26.38%)        11.12%         N/A           13.21%

C SHARES          w/Reimb. & w/ CDSC              (27.11%)         N/A           N/A            7.09%
                  w/Reimb. & w/o CDSC             (26.37%)         N/A           N/A            7.09%
                  w/o Reimb. & w/CDSC             (27.11%)         N/A           N/A            7.09%
                  w/o Reimb. & w/o CDSC           (26.37%)         N/A           N/A            7.09%

ADVISOR SHARES    w/Reimb.                        (25.70%)         N/A           N/A           11.79%
                  w/o Reimb.                      (25.70%)         N/A           N/A           11.79%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations March 3, 1998 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30,
1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                 $145.9 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       101

                                INVESTMENT STYLE

                                 Mid-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      IVEGX

                                 CLASS B SHARES

                                      IVEBX

                                 CLASS C SHARES

                                      IVGEX

                              ADVISOR CLASS SHARES

                                      IVEVX

Performance Comparison of the Fund Since Inception (4/93) of a $10,000
Investment

                                    [CHART]

Ivy US Emerging Growth Fund -- $35,330

Russell 2500 Growth Index -- $27,625

Russell 2000 Growth Index -- $21,525

                   Ivy US Emerging    Russell 2000       Russell 2500
                     Growth Fund      Growth Index       Growth Index
30-Apr-93               9425              10000              10000
31-May-93              10304              10600              10616
30-Jun-93              11176              10625              10642
31-Jul-93              11492              10732              10650
31-Aug-93              12785              11246              11211
30-Sep-93              13574              11617              11499
31-Oct-93              13786              11953              11726
30-Nov-93              13377              11469              11300
31-Dec-93              13698              11923              11797
31-Jan-94              14181              12240              12137
28-Feb-94              14137              12187              12158
31-Mar-94              13465              11437              11451
30-Apr-94              13113              11454              11438
31-May-94              12723              11198              11208
30-Jun-94              11811              10716              10710
31-Jul-94              11949              10869              10943
31-Aug-94              13285              11667              11747
30-Sep-94              13792              11717              11742
31-Oct-94              14123              11843              11944
30-Nov-94              13601              11364              11415
31-Dec-94              14148              11633              11646
31-Jan-95              14165              11397              11532
28-Feb-95              14682              11922              12159
31-Mar-95              15385              12271              12631
30-Apr-95              15217              12456              12774
31-May-95              15520              12619              12970
30-Jun-95              16719              13488              13757
31-Jul-95              18144              14540              14842
31-Aug-95              18782              14719              14966
30-Sep-95              19877              15022              15286
31-Oct-95              19278              14283              14746
30-Nov-95              19987              14914              15349
31-Dec-95              20101              15244              15553
31-Jan-96              20034              15118              15601
29-Feb-96              20917              15807              16287
31-Mar-96              21649              16120              16641
30-Apr-96              24772              17357              17780
31-May-96              25571              18247              18415
30-Jun-96              24031              17062              17491
31-Jul-96              20975              14979              15753
31-Aug-96              22757              16088              16838
30-Sep-96              24897              16916              17732
31-Oct-96              23490              16187              17180
30-Nov-96              23290              16637              17810
31-Dec-96              23824              16961              17897
31-Jan-97              24784              17385              18432
28-Feb-97              22387              16335              17624
31-Mar-97              20027              15182              16465
30-Apr-97              19237              15006              16539
31-May-97              22585              17262              18521
30-Jun-97              23267              17847              19141
31-Jul-97              24766              18762              20356
31-Aug-97              24883              19325              20852
30-Sep-97              26992              20867              22325
31-Oct-97              25170              19614              20932
30-Nov-97              24658              19146              20611
31-Dec-97              24838              19157              20538
31-Jan-98              24461              18901              20269
28-Feb-98              26481              20570              22009
31-Mar-98              27621              21433              22827
30-Apr-98              28141              21564              23034
31-May-98              26095              19997              21555
30-Jun-98              27208              20202              21713
31-Jul-98              25772              18515              20096
31-Aug-98              19928              14241              15530
30-Sep-98              22360              15685              16891
31-Oct-98              23474              16503              18032
30-Nov-98              26517              17783              19315
31-Dec-98              29308              19392              21174
31-Jan-99              30996              20264              21787
28-Feb-99              26687              18411              20019
31-Mar-99              27657              19067              20951
30-Apr-99              27800              20750              22623
30-May-99              27432              20783              22857
30-Jun-99              30260              21878              24472
31-Jul-99              29227              21201              23973
31-Aug-99              29649              20408              23455
30-Sep-99              31472              20802              23623
31-Oct-99              34371              21335              24773
30-Nov-99              39936              23591              27698
31-Dec-99              47618              27749              32922
31-Jan-00              47175              27490              32739
29-Feb-00              58010              33887              41136
31-Mar-00              55593              30325              37909
30-Apr-00              46309              27263              34215
31-May-00              42261              24876              31169
30-Jun-00              49521              28089              35290
31-Jul-00              45725              25682              32398
31-Aug-00              50629              28383              36621
30-Sep-00              48142              26973              34252
31-Oct-00              41536              24784              32134
30-Nov-00              30752              20284              26012
31-Dec-00              35330              21525              27625

For the 12-month period ending December 31, 2000, Ivy US Emerging Growth Fund returned -25.81%, underperforming its benchmark, the Russell 2500 Growth Index, which returned -16.0% for the same period.

(*)Underperformance was primarily due to the Fund's overweighting in the technology sector, particularly in the area of communications.

(*)The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. Performance for both the old and new benchmark is shown at left.

The Russell 2000 Growth Index and the Russell 2500 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY BOND FUND

The Fund's goal: to provide a high level of current income by investing at least 65% of the Fund's total assets in bonds rated in the four highest ratings categories used by Moody's Investor Services and Standard and Poor's Corporation.

                                    [PHOTO]

An interview with Richard Gluck, senior vice president and head of Ivy Funds' fixed-income team.

Q: RICHARD, HOW DID IVY BOND FUND PERFORM IN 2000?

A: For the 12-month period ending December 31, 2000, Ivy Bond Fund returned 1.89%, underperforming its benchmark, the Lehman Brothers US Credit Index, which returned 6.10% for the same period.

Q: WHAT FACTORS AFFECTED PERFORMANCE IN 2000?

A: As a defensive measure in the fourth quarter, we bought government agency and treasury bonds, which did very well.(Long treasuries generally perform well in a declining interest rate environment.) We also held bonds from successful companies such as R&B Falcon and Allied Waste that contributed positively to Fund performance. In addition, some of our international holdings -- the Fund had 8.5% of its portfolio in international bonds at year-end 2000 -- also performed well. Cemex, a Mexican cement company, gave us a return of 15.5%, and Grupo Industrial Durango, a packaging company in Mexico, gave us a 12% return over the year. Bonds from foreign companies can sometimes offer higher return potential with lower credit risk than many US bonds.

However, the Fund's focus on corporate credit to the exclusion of other credit products had a negative impact on performance. For much of 2000, credit products such as the bonds of sovereign issuers and mortgages outperformed the corporate credit sector. For example, in the third quarter, corporate issuers returned 2.6%, while sovereign bonds and mortgages returned 3.5% and 3.2%, respectively. The Fund also experienced some credit-related problems within the corporate credit sector. It tended to hold the bonds of less common issuers, which were originally selected for their higher yields relative to other, more frequent, issuers. However, these bonds are also less liquid and involve more risk, and this contributed to underperformance.

         "As we move forward, the Fund will have more of an emphasis on sectors and less on individual credits. That means we'll be analyzing which sectors are poised to benefit from the current economic environment and adjusting our sector allocations accordingly. Of course, we will still emphasize credit quality, but we also want to target the best-performing sectors, and this should have a positive effect on Fund performance in 2001."

Q: HOW WILL THE FUND'S STRATEGY CHANGE AS WE MOVE INTO 2001?

A: First, we are increasing the credit quality of the Fund, moving to higher quality bonds from within the AA and A-rated groups. These bonds are issued by larger, more liquid companies such as larger industrial companies and utilities, and they are easier and less expensive to trade. In a slowing economy such as the one we're in now, holding high quality credits is particularly important, since smaller, lower-rated bonds often suffer in this type of environment. As a result, we plan to hold bonds that are more senior in the capital structure (such as senior and senior secured notes) and to invest in more "generic credit" such as government sponsored enterprise bonds and mortgages.

Second, as we move forward the Fund will have more of an emphasis on sectors and less on individual credits. That means we'll be analyzing which sectors are poised to benefit from the current economic environment and adjusting our sector allocations accordingly. Of course, we will still emphasize credit quality, but we also want to target the best-performing sectors, and this should have a positive effect on Fund performance in 2001.

----------------
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                       SINCE
                                                           1 YEAR        5 YEARS      10 YEARS       INCEPTION
A SHARES          w/Reimb. & 5.75% sales charge          (2.95%)        1.94%         5.88%           6.85%
                  w/o Reimb. & 5.75% sales charge        (2.95%)        1.94%         5.87%           1.49%

B SHARES          w/Reimb. & w/ CDSC                     (3.97%)        1.76%          N/A            3.56%
                  w/Reimb. & w/o CDSC                     1.03%         2.13%          N/A            3.56%
                  w/o Reimb. & w/CDSC                    (3.97%)        1.76%          N/A            3.56%
                  w/o Reimb. & w/o CDSC                   1.03%         2.13%          N/A            3.56%

C SHARES          w/Reimb. & w/ CDSC                       .07%          N/A           N/A            2.64%
                  w/Reimb. & w/o CDSC                     1.07%          N/A           N/A            2.64%
                  w/o Reimb. & w/CDSC                      .07%          N/A           N/A            2.64%
                  w/o Reimb. & w/o CDSC                   1.07%          N/A           N/A            2.64%

ADVISOR SHARES    w/Reimb.                                2.26%          N/A           N/A           (1.51%)
                  w/o Reimb.                              2.26%          N/A           N/A           (1.51%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations September 6, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                  $75.3 Million

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       49

                                INVESTMENT STYLE

                                 Long-Term Bond

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                      MCFIX

                                 CLASS B SHARES

                                      IVBBX

                                 CLASS C SHARES

                                      IVBCX

                              ADVISOR CLASS SHARES

                                      IVBVX

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (9/85) of a $10,000
Investment

                                    [CHART]

-- Ivy Bond Fund -- $27,606
-- Morningstar Corporate Bond --
   General Universe -- $33,398
-- Lehman Brothers US
   Credit Index --
   $37,786



                                   Morningstar Corporate
                                         Bond --         Lehman Brothers US
                   Ivy Bond Fund     General Universe       Credit Index
09-Sep-85               9525              10000                10000
30-Sep-85               9545              10034                10006
31-Oct-85               9586              10225                10250
30-Nov-85               9627              10474                10515
31-Dec-85               9668              10780                10861
31-Jan-86               9709              10867                10942
28-Feb-86               9761              11350                11465
31-Mar-86               9787              11611                11744
30-Apr-86               9819              11704                11807
31-May-86               9861              11587                11677
30-Jun-86               9897              11792                11897
31-Jul-86               9935              11796                11950
31-Aug-86              10004              12070                12195
30-Sep-86              10004              11968                12160
31-Oct-86              10025              12169                12364
30-Nov-86              10046              12331                12542
31-Dec-86              10100              12414                12655
31-Jan-87              10100              12670                12931
28-Feb-87              10133              12789                13009
31-Mar-87              10198              12763                12956
30-Apr-87              10187              12389                12530
31-May-87              10208              12307                12474
30-Jun-87              10187              12446                12655
31-Jul-87              10307              12432                12621
31-Aug-87              10329              12392                12550
30-Sep-87              10131              12156                12196
31-Oct-87              10860              12375                12603
30-Nov-87              10904              12533                12738
31-Dec-87              11084              12696                12979
31-Jan-88              11524              13081                13488
29-Feb-88              11638              13273                13672
31-Mar-88              11672              13197                13555
30-Apr-88              11695              13147                13459
31-May-88              11684              13092                13386
30-Jun-88              11848              13367                13706
31-Jul-88              11705              13357                13676
31-Aug-88              11753              13386                13733
30-Sep-88              12126              13655                14030
31-Oct-88              12380              13833                14275
30-Nov-88              12234              13746                14138
31-Dec-88              12369              13809                14176
31-Jan-89              12558              13975                14386
28-Feb-89              12400              13929                14306
31-Mar-89              12555              13980                14349
30-Apr-89              12799              14182                14640
31-May-89              13212              14471                15040
30-Jun-89              13758              14846                15485
31-Jul-89              13950              15077                15785
31-Aug-89              13770              14939                15615
30-Sep-89              13827              14979                15686
31-Oct-89              14137              15207                16047
30-Nov-89              14262              15306                16158
29-Dec-89              14238              15339                16176
31-Jan-90              13765              15154                15974
28-Feb-90              13633              15169                16020
31-Mar-90              13594              15204                16034
30-Apr-90              13263              15102                15868
31-May-90              13817              15455                16380
30-Jun-90              14107              15675                16660
31-Jul-90              14235              15875                16848
31-Aug-90              13714              15678                16581
30-Sep-90              13785              15701                16657
31-Oct-90              14062              15797                16732
30-Nov-90              14533              16084                17076
31-Dec-90              14844              16309                17317
31-Jan-91              15007              16470                17537
28-Feb-91              15079              16678                17837
31-Mar-91              15107              16827                18056
30-Apr-91              15275              17049                18291
31-May-91              15288              17155                18417
28-Jun-91              15176              17156                18416
31-Jul-91              15338              17364                18681
30-Aug-91              15755              17730                19103
30-Sep-91              16144              18052                19496
31-Oct-91              16229              18240                19682
30-Nov-91              16314              18400                19875
31-Dec-91              16990              18933                20524
31-Jan-92              16763              18779                20268
29-Feb-92              16851              18876                20462
31-Mar-92              16804              18830                20374
30-Apr-92              16735              18942                20476
30-May-92              17159              19255                20934
30-Jun-92              17418              19513                21261
31-Jul-92              18030              19948                21828
31-Aug-92              18240              20117                21998
30-Sep-92              18346              20341                22265
31-Oct-92              18023              20045                21869
30-Nov-92              18021              20047                21904
31-Dec-92              18375              20335                22308
31-Jan-93              18850              20718                22828
28-Feb-93              19272              21108                23352
31-Mar-93              19456              21220                23433
30-Apr-93              19529              21373                23614
31-May-93              19714              21390                23642
30-Jun-93              20255              21792                24216
31-Jul-93              20391              21931                24391
31-Aug-93              20942              22347                24998
30-Sep-93              20998              22428                25057
31-Oct-93              21204              22546                25183
30-Nov-93              21009              22361                24874
31-Dec-93              21214              22489                25020
31-Jan-94              21738              22794                25506
28-Feb-94              21349              22404                24904
31-Mar-94              20684              21903                24139
30-Apr-94              20436              21690                23907
31-May-94              20399              21650                23819
30-Jun-94              20256              21603                23760
31-Jul-94              20565              21917                24360
31-Aug-94              20724              21978                24388
30-Sep-94              20467              21729                23933
31-Oct-94              20430              21691                23878
30-Nov-94              20369              21627                23839
31-Dec-94              20344              21728                24036
31-Jan-95              20372              22045                24546
28-Feb-95              20767              22508                25254
31-Mar-95              20796              22655                25460
30-Apr-95              21401              22981                25890
31-May-95              22221              23805                27110
30-Jun-95              22368              23969                27354
31-Jul-95              22493              23925                27233
31-Aug-95              22785              24204                27672
30-Sep-95              23069              24441                28000
31-Oct-95              23211              24738                28364
30-Nov-95              23474              25086                28907
31-Dec-95              23885              25429                29384
31-Jan-96              24151              25598                29573
29-Feb-96              23775              25168                28871
31-Mar-96              23647              25013                28625
30-Apr-96              23610              24886                28387
31-May-96              23850              24870                28337
30-Jun-96              24147              25142                28753
31-Jul-96              24243              25197                28809
31-Aug-96              24217              25200                28720
30-Sep-96              24861              25628                29329
31-Oct-96              25371              26145                30130
30-Nov-96              25942              26609                30774
31-Dec-96              25811              26409                30348
31-Jan-97              26035              26490                30391
28-Feb-97              26420              26590                30519
31-Mar-97              25988              26308                30043
30-Apr-97              26307              26640                30499
31-May-97              26674              26894                30844
30-Jun-97              27162              27216                31281
31-Jul-97              28254              27940                32425
31-Aug-97              27867              27689                31947
30-Sep-97              28428              28092                32506
31-Oct-97              28639              28376                32918
30-Nov-97              28717              28480                33104
31-Dec-97              28876              28729                33454
31-Jan-98              29177              29069                33851
28-Feb-98              29177              29075                33840
31-Mar-98              29270              29206                33965
30-Apr-98              29365              29329                34180
31-May-98              29470              29567                34585
30-Jun-98              29539              29771                34841
31-Jul-98              29474              29804                34808
31-Aug-98              28675              29948                34971
30-Sep-98              28782              30543                36104
31-Oct-98              28123              30340                35547
30-Nov-98              29094              30594                36217
31-Dec-98              28876              30718                36322
31-Jan-99              28748              30923                36681
28-Feb-99              27872              30399                35811
31-Mar-99              28300              30646                36064
30-Apr-99              28388              30791                36170
31-May-99              28090              30486                35686
30-Jun-99              27954              30403                35500
31-Jul-99              27821              30306                35303
31-Aug-99              27500              30247                35217
30-Sep-99              27584              30505                35600
31-Oct-99              27405              30564                35764
30-Nov-99              27345              30615                35802
31-Dec-99              27095              30560                35612
31-Jan-00              27057              30465                35487
29-Feb-00              27358              30752                35816
31-Mar-00              27845              31100                36121
30-Apr-00              26804              30847                35804
31-May-00              26236              30754                35670
30-Jun-00              26726              31352                36566
31-Jul-00              27089              31596                37009
30-Aug-00              27446              31997                37491
30-Sep-00              27429              32165                37688
31-Oct-00              27381              32203                37725
30-Nov-00              27390              32806                38214
31-Dec-00              27606              33398                37786

For the 12-month period ending December 31, 2000, Ivy Bond Fund returned 1.89%, underperforming its benchmark, the Lehman Brothers US Credit Index, which returned 6.10% for the same period.(*) Underperformance was due to the Fund's focus on corporate credit as well as credit-related problems within the corporate credit sector.

(*)The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. Performance for both the old and new benchmark is shown at left.

The Morningstar Corporate Bond - General Bond Fund benchmark is a compilation of funds that consists primarily of corporate bonds rated BBB or higher. It is not possible to invest in a benchmark. The Lehman Brothers US Credit Index is an unmanaged index which, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IVY MONEY MARKET FUND

The Fund's goal: to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high quality, short-term securities.

                                    [PHOTO]

The Ivy Money Market Fund is managed by Ivy's fixed-income team. The team is led by Richard Gluck, senior vice president at Ivy Management, Inc.

INVESTMENT STRATEGY

In pursuit of its objective, Ivy Money Market Fund invests in money market instruments maturing within 13 months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

While there are no guarantees, the Fund's emphasis on securities with relatively short-term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share. However, it is important to note that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Thus, although the Fund manager seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

         The Fund's management team actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

PORTFOLIO HOLDINGS

The Fund's portfolio includes debt securities issued or guaranteed by the US government; obligations of domestic banks and savings and loan associations, including certificates of deposit and bankers' acceptances; high-quality commercial paper; high-quality short-term corporate notes, bonds and debentures; and short-term repurchase agreements involving US government securities.

CREDIT QUALITY

The value of the Ivy Money Market Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issue-specific, political or economic developments. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short-term rating categories that apply to debt securities.

Within this environment, the Fund's manager actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Around the globe, the science of investing is being redefined as markets and economies become linked in ways not always obvious to investors. Like circuitry hidden from view, the connections are often evident only by their powerful effects. Ivy Funds explores the circuitry - across countries, asset classes and styles - and from this worldwide perspective builds portfolios that embrace the world.

IVY DEVELOPING MARKETS FUND

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
EQUITY SECURITIES - 96.4%
AFRICA - 8.5%
SOUTH AFRICA - 8.5%
Anglo American plc                                           3,700      $   199,907
Nampak Limited                                              87,600          129,027
Nedcor Limited                                               8,400          189,748
South African Breweries plc                                 21,800          153,218
Standard Bank Investment Corporation Limited                45,067          181,577
                                                                        -----------
                                                                            853,477
                                                                        -----------
ASIA/PACIFIC - 42.1%
CHINA - 3.5%
China Unicom Limited (a)                                   226,000          346,248
                                                                        -----------
HONG KONG - 16.2%
China Mobile (Hong Kong) Limited (a)                        74,300          405,797
Hang Seng Bank                                              18,000          242,311
Hutchison Whampoa Limited                                   22,000          274,298
Sun Hung Kai Properties Ltd.                                43,000          428,627
Wharf Holdings Ltd.                                        112,111          272,376
                                                                        -----------
                                                                          1,623,409
                                                                        -----------
SINGAPORE - 4.9%
Capitaland Limited (a)                                      92,000          159,166
Overseas Union Bank Ltd.                                    42,254          197,376
Singapore Airlines Limited                                  14,000          138,867
                                                                        -----------
                                                                            495,409
                                                                        -----------
SOUTH KOREA - 7.8%
Korea Telecom Corporation                                    4,100          217,154
Pohang Iron & Steel Company Ltd.                             4,000          241,897
SK Telecom Co., Ltd.                                         1,630          326,000
                                                                        -----------
                                                                            785,051
                                                                        -----------
TAIWAN - 9.7%
Hon Hai Precision Industry Co., Ltd.                        32,500          165,044
Taiwan Semiconductor Manufacturing Company (a)             186,000          446,980
United Microelectronics Corporation (a)                    247,000          359,129
                                                                        -----------
                                                                            971,153
                                                                        -----------
EUROPE - 10.4%
ESTONIA - 2.2%
Hansabank Ltd.                                              26,500          221,552
                                                                        -----------
GREECE - 2.1%
Hellenic Telecommunications Organization SA ADR             28,900          209,525
                                                                        -----------
HUNGARY - 4.2%
Magyar Tavkozlesi Rt                                        23,600           98,048
MOL Magyar Olaj-es Gazipari Rt                               8,800          148,672
Pannonplast Rt                                               4,700           75,825
Pick Szeged Rt (a)                                           3,700           94,813
                                                                        -----------
                                                                            417,358
                                                                        -----------
POLAND - 1.9%
Telekomunikacja Polska S.A.                                 28,200          192,465
                                                                        -----------
LATIN AMERICA - 35.4%
ARGENTINA - 1.4%
Grupo Financiero Galicia S.A. (a)                           94,853          141,558
                                                                        -----------
BRAZIL - 16.3%
Banco Itau S.A.                                            970,000           92,026
Cia Brasileira de Distribuicao Grupo Pao de Acucar       5,998,100          219,316
Cia Vale do Rio Doce                                        13,300               --
Cia Vale do Rio Doce - Preferred A                           9,700          236,183
Companhia De Bebidas das Americas (Ambev) -
 Preferred ADR                                               6,800          175,100

NAME OF SECURITY                                            SHARES            VALUE
Embratel Participacoes S.A.                                 11,100      $   174,131
Petroleo Brasileiro S.A. (Petrobras)                        13,643          320,297
Tele Centro Oeste Celular Part. S.A.                    39,000,000          135,401
Tele Norte Leste Participacoes S.A.                         12,406          283,012
                                                                        -----------
                                                                          1,635,466
                                                                        -----------
CHILE - 2.5%
Antofagasta Holdings plc                                    37,263          246,311
                                                                        -----------
MEXICO - 15.2%
Cemex S.A. De C.V.                                          32,000          115,731
Fomento Economico Mexicano, S.A. Sponsored ADR               8,800          262,900
Grupo Financiero Banamex Accival, S.A. (a)                 171,300          281,681
Grupo Televisa S.A. Sponsored GDR (a)                        2,800          125,825
Organizacion Soriana S.A. de C.V.                           64,500          164,799
Telefonos de Mexico S.A. ADR - Class L                       9,900          446,738
Tubos de Acero de Mexico S.A. (TAMSA) Sponsored ADR          9,000          128,700
                                                                        -----------
                                                                          1,526,374
                                                                        -----------
TOTAL INVESTMENTS - 96.4%
 (Cost - $10,219,793)                                                   $ 9,665,356
 (Cost on Federal income tax basis - $10,336,580)
OTHER ASSETS, LESS LIABILITIES - 3.6%                                       365,649
                                                                        -----------
NET ASSETS - 100%                                                       $10,031,005
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 1,532,392
 Gross unrealized depreciation                                           (2,086,829)
                                                                        -----------
   Net unrealized depreciation for financial statement purposes            (554,437)
 Less: tax basis adjustments                                               (116,787)
                                                                        -----------
   Net unrealized depreciation for Federal income tax purposes          $  (671,224)
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$10,513,543 and $13,006,568, respectively, for the period ended December 31, 2000.

IVY EUROPEAN OPPORTUNITIES FUND
EQUITY SECURITIES - 96.9%
EUROPE - 95.6%
AUSTRIA - 2.7%
EMTS Technologie AG (a)                                     54,500      $ 3,699,480
Yline Internet Business Services AG (a)                     26,940        1,188,751
                                                                        -----------
                                                                          4,888,231
                                                                        -----------
BELGIUM - 1.0%
Interbrew (a)                                               51,200        1,781,438
                                                                        -----------
FRANCE - 21.1%
Altadis, S.A.                                              600,000        9,294,595
Cie Francaise d'Etudes et de Construction (Technic
 SA)                                                        35,000        5,080,107
Cyberdeck (a)                                              552,000          927,657
Essilor International SA                                    25,000        8,156,242
Imerys                                                      30,000        3,408,018
Sagem SA - Preferred                                        74,958        6,052,178
Vivendi Environnement (a)                                  120,000        5,238,772
                                                                        -----------
                                                                         38,157,569
                                                                        -----------

 34         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
GERMANY - 4.9%
ACG AG (a)                                                  48,000      $ 1,689,926
Kamps AG                                                    30,000          318,269
Medion AG                                                   35,000        3,483,126
Microlog Logistics AG (a)                                   20,000          995,179
Software AG - Registered                                    31,510        2,428,773
                                                                        -----------
                                                                          8,915,273
                                                                        -----------
GREECE - 2.5%
Folli-Follie SA                                            144,350        2,868,353
Germanos SA                                                 88,600        1,641,420
                                                                        -----------
                                                                          4,509,773
                                                                        -----------
ITALY - 9.5%
Cairo Communication SpA (a)                                 50,000        1,779,117
De Rigo SpA Sponsored ADR (a)                              114,000          840,750
Luxottica Group SpA                                        225,000        3,093,750
Saipem SpA                                               2,100,000       11,454,884
                                                                        -----------
                                                                         17,168,501
                                                                        -----------
NETHERLANDS - 25.3%
Buhrmann NV                                                350,000        9,381,439
Free Record Shop Holding NV                                 58,776          904,980
Fugro NV                                                   181,350       11,705,272
Hagemeyer NV                                               257,239        5,735,823
IHC Caland NV                                               41,000        1,924,638
Koninklijke (Royal) KPN NV                                 140,000        1,611,439
Koninklijke Numico NV                                       45,000        2,264,501
Vedior NV                                                  708,495        8,547,423
VersaTel Telecom International NV (a)                      400,000        3,567,622
                                                                        -----------
                                                                         45,643,137
                                                                        -----------
NORWAY - 1.6%
EniTel ASA (a)                                             126,090        1,143,866
Tandberg Television ASA (a)                                250,000        1,686,792
                                                                        -----------
                                                                          2,830,658
                                                                        -----------
SPAIN - 2.7%
Telepizza, S.A. (a)                                      2,031,000        4,805,137
                                                                        -----------
SWEDEN - 1.3%
Letsbuyit.com (a)                                          798,500          974,571
Tele1 Europe Holding AB (a)                                300,000        1,446,659
                                                                        -----------
                                                                          2,421,230
                                                                        -----------
SWITZERLAND - 1.6%
Selecta Group                                                  978          238,390
Unaxis Holding AG (a)                                       12,000        2,702,873
                                                                        -----------
                                                                          2,941,263
                                                                        -----------
UNITED KINGDOM - 21.4%
BAE Systems plc                                            750,000        4,279,740
British American Tobacco plc                             1,150,000        8,731,080
Invensys plc                                             1,500,000        3,506,698
Kidde plc (a)                                              500,000          537,768
NDS Group plc (a)                                           35,000        1,911,875
Regus plc (a)                                              540,800        2,924,408
Rentokil Initial plc                                     1,000,000        3,458,149
Shell Transport & Trading Co. plc                          500,000        4,085,546
Stagecoach Holdings plc                                  4,500,000        4,705,473
Vodafone AirTouch plc                                    1,250,000        4,584,102
                                                                        -----------
                                                                         38,724,839
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
NORTH AMERICA - 1.3%
UNITED STATES - 1.3%
Global TeleSystems Group, Inc. (a)                         400,000      $   325,000
MIH Ltd. (a)                                               150,000        1,950,000
OpenTV Corporation (a)                                       5,000           51,637
                                                                        -----------
                                                                          2,326,637
                                                                        -----------
                                                        PRINCIPAL*
FOREIGN CONVERTIBLE BONDS - 0.4%
NETHERLANDS - 0.4%
VersaTel Telecom International NV, 4.00%, 12/17/04         630,000          348,408
VersaTel Telecom International NV, 4.00%, 3/30/05          560,000          295,080
                                                                       ------------
                                                                            643,488
                                                                       ------------
TOTAL INVESTMENTS - 97.3%
 (Cost - $221,379,608) (d)                                             $175,757,174
OTHER ASSETS, LESS LIABILITIES - 2.7%                                     4,902,277
                                                                       ------------
NET ASSETS - 100%                                                      $180,659,451
                                                                       ============
* Principal is denominated in local currency.
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $21,189,735
 Gross unrealized depreciation                                          (66,812,169)
                                                                       ------------
   Net unrealized depreciation                                         $(45,622,434)
                                                                       ============
Purchases and sale proceeds of securities other than short-term obligations aggregated
$353,287,554 and $154,377,662, respectively, for the period ended December 31, 2000.

IVY GLOBAL FUND
                                                            SHARES
EQUITY SECURITIES - 97.6%
EUROPE - 34.6%
AUSTRIA - 0.3%
Telecom Austria AG (a)                                       7,000      $    39,694
                                                                        -----------
FINLAND - 1.4%
Nokia Oyj                                                    3,200          142,705
Sonera Oyj                                                   2,500           45,299
                                                                        -----------
                                                                            188,004
                                                                        -----------
FRANCE - 8.7%
Accor SA                                                     2,100           88,721
Alcatel SA Sponsored ADR                                     1,100           61,531
Altadis, S.A.                                                6,600          101,001
Aventis SA                                                   1,100           96,561
AXA                                                            700          101,208
Carrefour SA                                                   900           56,528
Credit Lyonnais SA                                           1,900           66,358
LVMH                                                         1,000           66,189
Schneider Electric SA                                        1,100           80,243
Scor SA                                                      1,000           51,918
Societe Generale                                             1,700          105,658
Societe Television Francaise 1                                 700           37,789
STMicroelectronics NV                                        1,000           42,812
Suez Lyonnaise des Eaux (a)                                    654          119,424
TotalFinaElf - B Shares                                        500           74,357
                                                                        -----------
                                                                          1,150,298
                                                                        -----------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          35

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
GERMANY - 5.3%
Adidas-Salomon AG                                            1,100      $    68,160
Allianz AG-Registered                                          300          112,859
Bayer AG                                                     2,700          142,207
Deutsche Bank AG                                             1,500          125,055
Deutsche Lufthansa AG                                        3,400           86,154
Deutsche Post AG (a)                                         1,200           25,811
Infineon Technologies AG                                       500           18,589
SAP AG                                                         300           42,474
Siemens AG                                                     600           78,441
                                                                        -----------
                                                                            699,750
                                                                        -----------
ITALY - 1.7%
Assicurazioni Generali                                       3,500          138,996
Mediaset SpA                                                 6,700           79,950
                                                                        -----------
                                                                            218,946
                                                                        -----------
NETHERLANDS - 3.7%
AKZO Nobel NV                                                2,263          121,528
ASM Lithography Holding NV (a)                               2,500           56,777
Gucci Group NV                                               1,000           86,843
ING Groep NV                                                 1,222           97,610
Koninklijke (Royal) Philips Electronics NV                   1,434           52,533
Royal Dutch Petroleum Company                                1,200           73,523
                                                                        -----------
                                                                            488,814
                                                                        -----------
SWEDEN - 0.8%
Telefonaktiebolaget LM Ericsson AB                           9,400          107,095
                                                                        -----------
SWITZERLAND - 3.1%
ABB Ltd.                                                     1,000          106,603
Holderbank Financiere Glaris AG                                 73           87,843
UBS AG - Registered                                            700          114,255
Zurich Financial Services AG                                   172          103,699
                                                                        -----------
                                                                            412,400
                                                                        -----------
UNITED KINGDOM - 9.6%
BAE Systems plc                                             13,200           75,323
Bank of Scotland                                             9,700          101,646
BP Amoco plc Sponsored ADR                                   1,800           86,175
British Telecommunications plc                                 145            1,235
Cable & Wireless plc                                         3,300           44,465
Corus Group plc                                             62,700           65,563
Diageo plc                                                  11,000          122,828
Glaxosmithkline plc (a)                                      7,624          215,010
Invensys plc                                                29,700           69,433
Lloyds TSB Group plc                                        11,900          125,322
Reuters Group plc                                            4,300           72,712
Rio Tinto plc Sponsored ADR                                  1,189           85,682
Unilever plc                                                 9,000           76,901
Vodafone AirTouch plc                                       34,400          126,155
                                                                        -----------
                                                                          1,268,450
                                                                        -----------
FAR EAST - 15.0%
AUSTRALIA - 1.7%
BHP Limited                                                  7,700           81,103
Cable & Wireless Optus Limited (a)                          25,700           53,122
Commonwealth Bank of Australia                               4,900           84,141
                                                                        -----------
                                                                            218,366
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
HONG KONG - 2.6%
Cheung Kong Holdings Ltd.                                    8,500      $   108,703
China Mobile (Hong Kong) Limited (a)                        14,000           76,463
HSBC Holdings plc                                            6,400           94,770
Hutchison Whampoa Limited                                    5,000           62,341
                                                                        -----------
                                                                            342,277
                                                                        -----------
JAPAN - 9.4%
Asahi Glass Company, Ltd.                                   10,000           82,575
Bank of Tokyo-Mitsubishi, Ltd.                               6,000           59,737
Canon Inc                                                    2,000           70,053
East Japan Railway Company                                      12           70,403
Fujitsu Limited                                              2,000           29,492
Kyocera Corporation                                            500           54,597
Lawson, Inc                                                  1,400           55,412
Matsushita Electric Industrial Co.                           3,000           71,716
Mizuho Holdings, Inc.                                           11           68,196
Murata Manufacturing Company, Ltd.                             500           58,669
NEC Corporation                                              4,000           73,205
Nintendo Co., Ltd.                                             600           94,518
Nomura Securities Co., Ltd. (The)                            3,000           53,984
NTT DoCoMo, Inc.                                                 3           51,751
Sharp Corporation                                            5,000           60,333
SMC Corporation                                                600           77,233
Sony Corporation                                             1,000           69,177
Sumitomo Electric Industries, Ltd.                           4,000           65,639
Tokyo Electron Limited                                         700           38,494
Yamanouchi Pharmaceutical Co., Ltd.                          1,000           43,257
                                                                        -----------
                                                                          1,248,441
                                                                        -----------
NEW ZEALAND - 0.9%
Tourism Holdings Limited (a)                               150,443          122,491
                                                                        -----------
TAIWAN - 0.4%
Taiwan Semiconductor Manufacturing Company Ltd.
 Sponsored ADR (a)                                           3,400           58,650
                                                                        -----------
LATIN AMERICA - 1.0%
BRAZIL - 0.5%
Petroleo Brasileiro S.A. (Petrobras)                         2,700           63,388
                                                                        -----------
MEXICO - 0.5%
Telefonos de Mexico S.A. ADR - Class L                       1,400           63,175
                                                                        -----------
NORTH AMERICA - 47.0%
CANADA - 0.4%
Nortel Networks Corporation                                  1,850           59,316
                                                                        -----------
UNITED STATES - 46.6%
ALLTEL Corporation                                           1,600           99,900
Altera Corporation (a)                                       2,500           65,781
American Express Company                                     1,700           93,394
American International Group, Inc.                           1,500          147,844
Analog Devices, Inc. (a)                                     1,400           71,663
Anheuser-Busch Companies, Inc.                               1,800           81,900
Applied Materials, Inc. (a)                                  1,500           57,281
Bank of America Corporation                                  1,500           68,812
Bank of New York Company, Inc. (The)                           800           44,150
BellSouth Corporation                                        2,900          118,719
Bristol-Myers Squibb Company                                 1,800          133,087
Cardinal Health, Inc.                                          650           64,756
Carnival Corp Class A                                        1,000           30,812
Caterpillar Inc.                                               650           30,753
Chase Manhattan Corporation (The)                            2,350          106,778

 36         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
Chevron Corporation                                          1,300      $   109,769
Cisco Systems, Inc. (a)                                      4,100          156,825
Citigroup Inc.                                               3,000          153,187
Colgate-Palmolive Company                                    1,350           87,142
Corning Incorporated                                           600           31,687
Dell Computer Corporation (a)                                2,000           34,875
Dow Chemical Company                                           800           29,300
Eli Lilly and Company                                        1,400          130,287
EMC Corporation (a)                                          1,200           79,800
Exxon Mobil Corporation                                      1,500          130,406
FedEx Corp. (a)                                              2,000           79,920
General Electric Company                                     5,700          273,244
Gillette Company                                             1,400           50,575
Heinz (H.J.) Company                                         1,900           90,131
Home Depot, Inc.                                             2,400          109,650
Intel Corporation                                            4,350          131,588
International Business Machines Corp.                          500           42,500
International Paper Company                                    750           30,609
JDS Uniphase Corporation (a)                                 1,600           66,700
Johnson & Johnson                                            1,400          147,088
Kimberly-Clark Corporation                                   1,200           84,828
KLA-Tencor Corporation (a)                                   1,500           50,531
Lattice Semiconductor Corporation (a)                        3,000           55,125
Legg Mason, Inc.                                             1,500           81,750
Linear Technology Corporation                                1,000           46,250
Lowe's Companies, Inc.                                       2,000           89,000
Maxim Integrated Products, Inc. (a)                            700           33,469
Medtronic, Inc.                                              1,400           84,525
Mellon Financial Corporation                                 2,000           98,375
Merck & Co, Inc.                                             1,400          131,075
Merrill Lynch & Co., Inc.                                    1,800          122,738
Microchip Technology (a)                                     2,900           63,619
Microsoft Corporation (a)                                    3,100          134,463
Morgan Stanley Dean Witter & Co.                             2,200          174,350
Noble Drilling Corporation (a)                               1,000           43,438
Novellus Systems, Inc. (a)                                   1,600           57,500
PepsiCo, Inc.                                                1,500           74,344
Pfizer Inc.                                                  2,800          128,800
Phelps Dodge Corporation                                       500           27,906
S&P 500 Depository Receipts                                  2,000          262,375
SBC Communications Inc.                                      2,300          109,825
Schering-Plough Corporation                                  2,000          113,500
State Street Corporation                                       500           62,105
Sun Microsystems, Inc. (a)                                   1,600           44,600
Target Corporation                                           1,500           48,375
Texaco Inc.                                                  1,800          111,825
Texas Instruments Inc.                                       2,500          118,438
Tyco International Ltd.                                        600           33,300
United Technologies Corporation                              1,100           86,488
Verizon Communications                                       2,300          115,288
Walgreen Co.                                                 1,600           66,900
Wal-Mart Stores, Inc.                                        1,600           85,000
Wrigley (Wm.) Jr. Company                                      800           76,650
Xilinx, Inc. (a)                                             1,500           69,188
                                                                        -----------
                                                                          6,166,856
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
TOTAL INVESTMENTS - 97.6%
 (Cost - $12,893,112)                                                   $12,916,411
 (Cost on Federal income tax basis - $12,910,602)
OTHER ASSETS, LESS LIABILITIES - 2.4%                                       320,018
                                                                        -----------
NET ASSETS - 100%                                                       $13,236,429
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 1,485,679
 Gross unrealized depreciation                                           (1,462,380)
                                                                        -----------
   Net unrealized appreciation for financial statement purposes              23,299
 Less: tax basis adjustments                                                (17,490)
                                                                        -----------
   Net unrealized appreciation for Federal income tax purposes          $     5,809
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$16,168,274 and $20,488,305, respectively, for the period ended December 31, 2000.

IVY GLOBAL NATURAL RESOURCES FUND
EQUITY SECURITIES - 99.2%
ENERGY INTEGRATED AND REFINING - 8.4%
Conoco Inc. (a)                                              4,000      $   115,750
Hurricane Hydrocarbons Ltd. - Class A (a)                   60,000          305,591
Occidental Petroleum Corporation                             5,600          135,800
Ultramar Diamond Shamrock Corporation                        4,000          123,500
USX- Marathon Group                                          4,000          111,000
                                                                        -----------
                                                                            791,641
                                                                        -----------
OIL PRODUCERS - 8.7%
Baytex Energy Ltd. (a)                                      20,000          133,155
Canadian Natural Resources Ltd. (a)                         12,900          356,423
Gulf Canada Resources Limited (a)                           33,330          169,756
Talisman Energy Inc. (a)                                     4,500          166,727
                                                                        -----------
                                                                            826,061
                                                                        -----------
GAS PRODUCERS - 12.2%
Encal Energy Ltd. (a)                                       40,000          283,620
Genesis Exploration Ltd. (a)                                50,000          412,781
Niko Resources Ltd. (a)                                     15,000           69,407
Penn West Petroleum Ltd. (a)                                11,000          273,900
Rio Alto Exploration Ltd. (a)                                5,000          108,522
                                                                        -----------
                                                                          1,148,230
                                                                        -----------
ENERGY SERVICES - 12.2%
Bonus Resource Services Corporation (a)                     45,000           88,382
Maverick Tube Corporation (a)                               21,200          479,650
Meridian Gold, Inc. (a)                                     10,000           67,909
NQL Drilling Tools Inc. - Class A (a)                       35,000          180,591
Rowan Companies, Inc. (a)                                   12,500          337,500
                                                                        -----------
                                                                          1,154,032
                                                                        -----------
INDUSTRIAL PRODUCTS - 9.0%
Aceralia Corporacion Siderurgica, S.A.                      10,000           84,590
AK Steel Holding Corporation                                15,000          131,250
IPSCO, Inc.                                                 20,000          181,757
Lafarge Corporation                                         12,500          295,312
Pohang Iron & Steel Company Ltd. Sponsored ADR              10,000          155,625
                                                                        -----------
                                                                            848,534
                                                                        -----------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          37

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
PAPER AND FOREST - 14.3%
Aracruz Celulose S.A. Sponsored ADR                         24,200      $   361,487
Cascades Inc.                                               30,000          136,817
Norske Skog Canada Limited                                   5,000           55,759
Pacifica Papers Inc. (a)                                    10,000           59,920
Sappi Limited                                               57,900          413,789
Sino-Forest Corp. - Class A (a)                            350,000          230,691
Tembec Inc. (a)                                             10,000           92,876
                                                                        -----------
                                                                          1,351,339
                                                                        -----------
BASE METALS - 7.8%
Freeport-McMoRan Copper & Gold, Inc.                        25,000          214,063
Cominco Ltd.                                                 5,571           92,911
Inco Limited (a)                                             7,500          125,332
Ivernia West Inc. (a)                                       85,000           41,877
Outokumpu Oyj                                               13,300          100,518
Pechiney SA - Class A                                        3,500          159,994
                                                                        -----------
                                                                            734,695
                                                                        -----------
PLATINUM GROUP METALS - 5.1%
Anglo American Platinum Corporation                          5,500          255,745
Impala Platinum Holdings Limited (a)                         4,500          229,339
                                                                        -----------
                                                                            485,084
                                                                        -----------
SENIOR PRECIOUS METALS - 11.7%
Battle Mountain Gold Company (a)                           100,000          168,750
Battle Mountain Canada Inc. (a)                             55,000           94,473
Cia de Minas Buenaventura S.A.A. Sponsored ADR              25,000          362,500
Gold Fields Limited                                         41,249          140,039
Harmony Gold Mining Company Limited                         45,000          209,544
Lihir Gold Limited (a)                                     150,000           50,758
Newcrest Mining Limited                                     31,900           77,512
                                                                        -----------
                                                                          1,103,576
                                                                        -----------
JUNIOR PRECIOUS METALS - 9.0%
Aber Diamond Corporation (a)                                17,500          163,697
Gabriel Resources Ltd. (a)                                  70,000          139,813
Geomaque Explorations Ltd. (a)                             500,000           88,215
IAMGOLD Corporation (a)                                    100,000          166,444
Orvana Minerals Corporation (a)                            850,000           45,273
Randgold & Exploration Company Ltd. (a)                     19,000           35,625
Repadre Capital Corporation (a)                            151,800          212,236
                                                                        -----------
                                                                            851,303
                                                                        -----------
FOOD RELATED - 0.8%
IMC Global Inc.                                              4,500           70,031
                                                                        -----------
TOTAL INVESTMENTS - 99.2%
 (Cost - $9,947,867)                                                    $ 9,364,526
 (Cost on Federal income tax basis - $10,122,946)
OTHER ASSETS, LESS LIABILITIES - 0.8%                                        77,794
                                                                        -----------
NET ASSETS - 100%                                                       $ 9,442,320
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 1,437,346
 Gross unrealized depreciation                                           (2,020,687)
                                                                        -----------
   Net unrealized depreciation for financial statement purposes            (583,341)
 Less: tax basis adjustments                                               (175,079)
                                                                        -----------
   Net unrealized depreciation for Federal income tax purposes          $  (758,420)
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$11,216,938 and $11,432,281, respectively, for the period ended December 31, 2000.

NAME OF SECURITY                                            SHARES            VALUE

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
EQUITY SECURITIES - 94.2%
CONSUMER DISCRETIONARY - 1.7%
MEDIA - 1.7%
America Online, Inc. (a)                                    15,100      $   525,480
Gemstar-TV Guide International, Inc. (a)                    15,200          701,100
                                                                        -----------
                                                                          1,226,580
                                                                        -----------
INDUSTRIALS - 8.6%
COMMERCIAL SERVICES & SUPPLIES - 8.6%
Amdocs Limited (a)                                          11,600          768,500
Concord EFS, Inc. (a)                                       16,050          705,197
Dendrite International, Inc. (a)                            29,200          653,350
DiamondCluster International, Inc. (a)                      21,700          661,850
FactSet Research Systems Inc.                               19,500          722,865
Forrester Research, Inc. (a)                                19,000          951,188
SmartForce Public Limited Company Sponsored ADR (a)         21,300          800,081
TMP Worldwide Inc. (a)                                      16,700          918,500
                                                                        -----------
                                                                          6,181,531
                                                                        -----------
INFORMATION TECHNOLOGY - 75.8%
COMMUNICATIONS EQUIPMENT - 21.1%
Advanced Fibre Communications, Inc. (a)                     27,000          487,688
Avanex Corporation (a)                                       4,900          291,856
Brocade Communications Systems, Inc. (a)                    15,800        1,450,637
CacheFlow Inc. (a)                                          13,400          228,638
CIENA Corporation (a)                                       15,500        1,261,312
Cisco Systems, Inc. (a)                                     44,000        1,683,000
Clarent Corporation (a)                                     22,500          254,531
Comverse Technology, Inc. (a)                               15,000        1,629,375
Corning Incorporated                                        18,800          992,875
Corvis Corporation (a)                                      10,700          254,794
Ditech Communications Corporation (a)                       16,400          263,425
Emulex Corporation (a)                                      10,800          863,325
Extreme Networks, Inc. (a)                                  20,800          813,800
Floware Wireless Systems Ltd. (a)                           32,000          378,000
Juniper Networks, Inc. (a)                                   8,500        1,071,531
McData Corporation (a)                                      11,000          602,250
Nortel Networks Corporation                                 22,600          724,612
Redback Networks Inc. (a)                                    8,700          356,700
Scientific-Atlanta, Inc.                                     7,200          234,450
SonicWall, Inc. (a)                                         43,000          698,750
Sunrise Telecom Incorporated (a)                             7,000           27,344
Sycamore Networks, Inc. (a)                                 14,100          525,225
                                                                        -----------
                                                                         15,094,118
                                                                        -----------
COMPUTERS & PERIPHERALS - 6.1%
EMC Corporation (a)                                         29,500        1,961,750
Network Appliance, Inc. (a)                                 20,400        1,310,381
Palm, Inc. (a)                                              16,500          467,156
Sun Microsystems, Inc. (a)                                  22,900          638,338
                                                                        -----------
                                                                          4,377,625
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.8%
Flextronics International Ltd. (a)                          47,300        1,348,050
Jabil Circuit, Inc. (a)                                     21,500          545,563
Newport Corporation (a)                                     11,700          919,730
Power-One, Inc. (a)                                         19,400          762,662
Sanmina Corporation (a)                                     12,000          919,500
Veeco Instruments Inc. (a)                                   8,400          337,050
                                                                        -----------
                                                                          4,832,555
                                                                        -----------

 38         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
INTERNET SOFTWARE & SERVICES - 13.6%
Agile Software Corp. (a)                                     9,600      $   474,000
Ariba, Inc. (a)                                             13,000          698,750
Art Technology Group, Inc. (a)                               8,100          247,556
BEA Systems, Inc. (a)                                       27,000        1,817,438
Check Point Software Technologies Ltd. (a)                   8,400        1,121,925
Critical Path, Inc. (a)                                     28,000          861,000
Digex, Inc. (a)                                             18,100          407,250
Exodus Communications, Inc. (a)                             21,600          432,000
India Media, Internet and Communications Fund (a)          150,000          393,750
Interwoven, Inc. (a)                                         7,800          514,313
Openwave Systems, Inc. (a)                                   5,500          263,656
Packeteer, Inc. (a)                                         36,600          452,925
VeriSign, Inc. (a)                                          11,617          861,836
webMethods, Inc. (a)                                         8,432          749,921
WebTrends Corporation (a)                                   14,400          416,700
                                                                        -----------
                                                                          9,713,020
                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 17.0%
Applied Materials, Inc. (a)                                 22,209          848,106
Applied Micro Circuits Corporation (a)                      19,200        1,440,900
ASM Lithography Holding NV (a)                              13,500          304,594
Aware, Inc. (a)                                             18,200          323,050
Broadcom Corporation (a)                                     4,200          354,900
Chartered Semiconductor Manufacturing Limited (a)            7,400          195,175
Integrated Device Technology, Inc. (a)                      25,600          848,000
Intersil Holding Corporation (a)                            34,900          800,519
JDS Uniphase Corporation (a)                                23,180          966,316
Linear Technology Corporation                               11,800          545,750
Luminent, Inc. (a)                                          53,400          321,234
Maxim Integrated Products, Inc. (a)                          9,600          459,000
Micrel, Inc. (a)                                            13,600          458,150
Novellus Systems, Inc. (a)                                   6,900          247,969
PMC-Sierra, Inc. (a)                                         6,300          495,338
SanDisk Corporation (a)                                     14,600          405,150
SDL, Inc. (a)                                                7,700        1,141,044
Texas Instruments Inc.                                      22,000        1,042,250
Vitesse Semiconductor Corporation (a)                        8,800          486,750
Xilinx, Inc. (a)                                            10,500          484,312
                                                                        -----------
                                                                         12,168,507
                                                                        -----------
SOFTWARE - 11.2%
Actuate Software Corporation (a)                            20,600          393,975
E.piphany, Inc. (a)                                         13,350          720,066
i2 Technologies, Inc. (a)                                   18,800        1,022,250
Mercury Interactive Corporation (a)                          9,100          821,275
Micromuse Inc. (a)                                          25,200        1,521,056
NetIQ Corporation (a)                                       10,971          958,591
Peregrine Systems, Inc. (a)                                 15,600          308,100
Quest Software, Inc. (a)                                    29,300          822,231
TIBCO Software Inc. (a)                                     12,400          594,425
Veritas Software Corp. (a)                                   9,700          848,750
                                                                        -----------
                                                                          8,010,719
                                                                        -----------
TELECOMMUNICATION SERVICES - 8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 7.6%
American Tower Corporation (a)                              31,800        1,204,425
Level 3 Communications, Inc. (a)                            16,700          547,969
McLeodUSA Incorporated (a)                                 102,823        1,452,375
Metromedia Fiber Network, Inc. (a)                          49,800          504,225
SBA Communications Corp. (a)                                16,000          657,000
WinStar Communications, Inc. (a)                            22,350          261,216
XO Communications, Inc. (a)                                 44,200          787,312
                                                                        -----------
                                                                          5,414,522
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Nextel Communications, Inc. (a)                             13,200      $   326,700
                                                                        -----------
TOTAL INVESTMENTS - 94.2%
 (Cost - $63,676,177)                                                   $67,345,877
 (Cost on Federal income tax basis - $63,679,682)
OTHER ASSETS, LESS LIABILITIES - 5.8%                                     4,147,154
                                                                        -----------
NET ASSETS - 100%                                                       $71,493,031
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
 Gross unrealized appreciation                                          $21,109,801
 Gross unrealized depreciation                                          (17,440,101)
                                                                        -----------
   Net unrealized appreciation for financial statement purposes           3,669,700
 Less: tax basis adjustments                                                 (3,505)
                                                                        -----------
   Net unrealized appreciation for Federal income tax purposes          $ 3,666,195
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$100,753,581 and $71,215,335, respectively, for the period ended December 31, 2000.

IVY INTERNATIONAL FUND
EQUITY SECURITIES - 100.4%
EUROPE - 74.7%
AUSTRIA - 0.7%
Telecom Austria AG (a)                                   1,121,800      $ 6,361,326
                                                                        -----------
FINLAND - 2.6%
Nokia Oyj                                                  450,367       20,084,242
Sonera Oyj                                                 250,296        4,535,305
                                                                        -----------
                                                                         24,619,547
                                                                        -----------
FRANCE - 18.1%
Accor SA                                                   325,359       13,745,819
Alcatel                                                    169,074        9,603,455
Altadis, SA                                                840,500       12,862,358
Aventis SA                                                 182,839       16,050,026
AXA                                                        102,313       14,792,679
Carrefour SA                                               139,002        8,730,567
Credit Lyonnais SA                                         291,039       10,164,579
LVMH                                                       154,830       10,248,009
Schneider Electric SA                                      166,706       12,160,951
Scor SA                                                    162,634        8,443,680
Societe Generale                                           228,200       14,183,027
Societe Television Francaise 1                             109,437        5,907,821
STMicroelectronics NV                                      167,241        7,160,005
Suez Lyonnaise des Eaux (a)                                 93,694       17,109,081
TotalFinaElf - B Shares                                     84,467       12,561,385
                                                                        -----------
                                                                        173,723,442
                                                                        -----------
GERMANY - 11.7%
Adidas-Salomon AG                                          177,500       10,998,604
Allianz AG-Registered                                       51,682       19,442,582
Bayer AG                                                   419,200       22,079,001
Deutsche Bank AG                                           239,400       19,958,707
Deutsche Lufthansa AG                                      544,094       13,787,074
Deutsche Post AG (a)                                       187,400        4,030,788
EM.TV & Merchandising AG                                   201,200        1,106,932
Infineon Technologies AG                                    77,400        2,877,607
SAP AG                                                      49,100        6,951,493
Siemens AG                                                  86,541       11,313,902
                                                                        -----------
                                                                        112,546,690
                                                                        -----------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          39

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
ITALY - 3.2%
Assicurazioni Generali                                     528,791      $21,000,020
Mediaset SpA                                               854,874       10,201,005
                                                                        -----------
                                                                         31,201,025
                                                                        -----------
NETHERLANDS - 7.4%
AKZO Nobel NV                                              301,123       16,170,939
ASM Lithography Holding NV (a)                             369,700        8,396,158
Gucci Group NV                                             128,157       11,129,595
ING Groep NV                                               191,500       15,296,481
Koninklijke (Royal) Philips Electronics NV                 232,023        8,499,896
Royal Dutch Petroleum Company                              196,336       12,029,354
                                                                        -----------
                                                                         71,522,423
                                                                        -----------
SWEDEN - 3.2%
Swedish Match AB                                         3,233,936       12,612,838
Telefonaktiebolaget LM Ericsson AB                       1,565,297       17,833,590
                                                                        -----------
                                                                         30,446,428
                                                                        -----------
SWITZERLAND - 7.9%
ABB Ltd.                                                   139,549       14,876,346
Cie Financiere Michelin                                     42,144       15,864,160
Holderbank Financiere Glaris AG                              9,983       12,012,881
UBS AG - Registered                                        100,671       16,431,665
Zurich Financial Services AG                                26,984       16,268,683
                                                                        -----------
                                                                         75,453,735
                                                                        -----------
UNITED KINGDOM - 19.9%
BAE Systems plc                                          2,178,167       12,429,318
Bank of Scotland                                         1,567,249       16,423,224
BP Amoco plc                                             1,248,065       10,011,617
Cable & Wireless plc                                       431,186        5,809,837
Corus Group plc                                          9,019,013        9,430,827
Diageo plc                                               1,674,794       18,701,022
Glaxosmithkline plc (a)                                  1,020,717       28,787,234
Invensys plc                                             4,169,652        9,747,807
Lloyds TSB Group plc                                     1,910,400       20,118,990
Reuters Group plc                                          687,000       11,617,051
Rio Tinto plc                                              851,880       14,914,159
Unilever plc                                             1,600,000       13,671,267
Vodafone AirTouch plc                                    5,309,886       19,472,846
                                                                        -----------
                                                                        191,135,199
                                                                        -----------
FAR EAST - 23.8%
AUSTRALIA - 3.6%
BHP Limited                                              1,195,224       12,589,086
Cable & Wireless Optus Limited (a)                       4,088,225        8,450,374
Commonwealth Bank of Australia                             756,300       12,986,944
OneSteel Limited (a)                                       318,806          168,286
                                                                        -----------
                                                                         34,194,690
                                                                        -----------
HONG KONG - 5.2%
Cheung Kong Holdings Ltd.                                1,103,000       14,105,843
China Mobile (Hong Kong) Limited (a)                     1,827,059        9,978,673
HSBC Holdings plc                                        1,002,109       14,839,101
Hutchison Whampoa Limited                                  910,000       11,345,970
                                                                        -----------
                                                                         50,269,587
                                                                        -----------
JAPAN - 14.0%
Asahi Glass Company, Ltd.                                1,097,000        9,058,413
Bank of Tokyo-Mitsubishi, Ltd.                             684,000        6,810,051
Canon Inc.                                                 266,000        9,316,985
East Japan Railway Company                                   1,285        7,538,965
Fujitsu Limited                                             89,000        1,312,399

NAME OF SECURITY                                            SHARES            VALUE
Kyocera Corporation                                         49,200       $ 5,372,363
Lawson, Inc.                                               132,000         5,224,517
Matsushita Electric Industrial Co.                         375,000         8,964,534
Mizuho Holdings, Inc.                                        1,177         7,296,986
Murata Manufacturing Company, Ltd.                          58,300         6,840,804
NEC Corporation                                            443,000         8,107,441
Nintendo Co., Ltd.                                          59,200         9,325,812
Nomura Securities Co., Ltd. (The)                          323,000         5,812,302
NTT DoCoMo, Inc.                                               315         5,433,887
Sharp Corporation                                          597,000         7,203,729
SMC Corporation                                             56,100         7,221,277
Sony Corporation                                           116,000         8,024,516
Sumitomo Electric Industries, Ltd.                         358,000         5,874,710
Tokyo Electron Limited                                      60,000         3,299,474
Yamanouchi Pharmaceutical Co., Ltd.                        143,000         6,185,813
                                                                        ------------
                                                                         134,224,978
                                                                        ------------
TAIWAN - 1.0%
Taiwan Semiconductor Manufacturing Company Ltd.
 Sponsored ADR (a)                                         581,000        10,022,250
                                                                        ------------
LATIN AMERICA - 1.9%
BRAZIL - 0.9%
Petroleo Brasileiro S.A. (Petrobras)                       373,070         8,758,567
                                                                        ------------
MEXICO - 1.0%
Telefonos de Mexico S.A. ADR - Class L                     215,000         9,701,875
                                                                        ------------
TOTAL INVESTMENTS - 100.4%
 (Cost - $1,001,811,974)                                                $964,181,762
 (Cost on Federal income tax basis - $1,007,745,335)
LIABILITIES, IN EXCESS OF OTHER ASSETS - (0.4%)                           (3,869,707)
                                                                        ------------
NET ASSETS - 100%                                                       $960,312,055
                                                                        ============
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 99,734,080
 Gross unrealized depreciation                                          (137,364,292)
                                                                        ------------
   Net unrealized depreciation for financial statement purposes          (37,630,212)
 Less: tax basis adjustments                                              (5,933,361)
                                                                        ------------
   Net unrealized depreciation for Federal income tax purposes          $(43,563,573)
                                                                        ============
Purchases and sale proceeds of securities other than short-term obligations aggregated
$1,476,428,476 and $2,578,175,018, respectively, for the period ended December 31,
2000.

IVY INTERNATIONAL SMALL COMPANIES FUND
EQUITY SECURITIES - 83.8%
EUROPE - 65.3%
FINLAND - 1.9%
F-Secure Oyj (a)                                            10,200      $    49,797
Rapala Normark Corp.                                       100,000          394,316
                                                                        -----------
                                                                            444,113
                                                                        -----------
FRANCE - 8.6%
Altedia (a)                                                 15,719          664,984
Dalet (a)                                                   37,500          591,474
Himalaya (a)                                                 3,700           52,766
Net2S (a)                                                    3,428           86,896
Transiciel SA                                               16,680          596,646
                                                                        -----------
                                                                          1,992,766
                                                                        -----------

 40         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
GERMANY - 14.2%
BERU AG                                                      2,500      $    89,191
BKN International AG (a)                                    17,456          426,102
Brainpower NV (a)                                           88,000          495,712
DataDesign AG (a)                                           33,500          210,724
Genmab A/S (a)                                               5,000          108,061
Rational AG (a)                                             10,410          693,912
Ruecker AG (a)                                              34,300          418,632
Syzygy AG (a)                                                  520            3,613
Tecis Holding AG                                             1,600          102,147
Telegate AG (a)                                              1,420          125,317
Zapf Creation AG                                            14,700          634,849
                                                                        -----------
                                                                          3,308,260
                                                                        -----------
GREECE - 2.6%
Folli-Follie SA                                             31,000          615,996
                                                                        -----------
IRELAND - 1.8%
Parthus Technologies plc (a)                               100,000          260,668
Ryanair Holdings plc (a)                                    13,794          148,931
                                                                        -----------
                                                                            409,599
                                                                        -----------
NETHERLANDS - 3.9%
Athlon Groep NV                                              1,577           16,878
Beter Bed Holding NV                                         1,015           10,435
SNT Group NV (a)                                             5,700          147,432
Unit 4 (a)                                                  17,900          730,194
                                                                        -----------
                                                                            904,939
                                                                        -----------
NORWAY - 2.4%
Stepstone ASA (a)                                          300,000          527,300
Tandberg Television ASA (a)                                  5,059           34,134
                                                                        -----------
                                                                            561,434
                                                                        -----------
PORTUGAL - 0.2%
Impresa - Sociedade Gestora de Participacoes, S.A.
 (a)                                                         6,913           41,797
                                                                        -----------
SPAIN - 4.3%
Baron de Ley, S.A. (a)                                      36,500          681,932
Enaco, S.A. (a)                                              5,000           25,302
Mecalux, S.A. (a)                                           42,095          288,897
                                                                        -----------
                                                                            996,131
                                                                        -----------
SWEDEN - 0.8%
Micronic Laser Systems AB (a)                                3,700          109,405
Semcon AB                                                    6,400           84,786
                                                                        -----------
                                                                            194,191
                                                                        -----------
SWITZERLAND - 0.6%
Swisslog Holding AG                                            300          131,441
                                                                        -----------
UNITED KINGDOM - 24.0%
Ashtead Group plc                                          225,000          408,368
BTG plc (a)                                                 23,500          509,013
Capital Radio plc                                           30,000          536,648
Domnick Hunter Group plc                                    25,000          129,774
Euro Sales Finance plc                                       6,500          121,857
F.I. Group plc                                               7,400           29,736
Fitness First plc (a)                                       40,000          596,027
Guardian IT plc                                             19,000          271,050
Informa Group plc                                           66,500          596,026
Parity Group plc                                           178,000          304,451
PizzaExpress plc                                            61,500          581,529
RM plc                                                      12,000          102,176
Tilbury Douglas plc                                         95,000          702,460
Trifast plc                                                125,000          364,114
Trinity Mirror plc                                          45,000          307,536
                                                                        -----------
                                                                          5,560,765
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
FAR EAST - 18.5%
AUSTRALIA - 1.2%
Cochlear Limited                                             4,200      $    85,129
CSL Limited                                                  5,735          124,470
Energy Developments Limited                                 10,768           75,963
                                                                        -----------
                                                                            285,562
                                                                        -----------
CHINA - 0.1%
Beijing Datang Power Generation Company Limited             70,000           18,173
                                                                        -----------
HONG KONG - 0.8%
Giordano International Limited                              86,000           39,693
Glorious Sun Enterprises Limited                           290,000           41,641
Mandarin Oriental International Limited                     69,000           44,850
Yanzhou Coal Mining Company Limited                        174,000           47,962
                                                                        -----------
                                                                            174,146
                                                                        -----------
JAPAN - 16.1%
Arrk Corporation                                             1,800           66,200
Asahi Pretec Corp.                                              21          310,771
C Two-Network Co., Ltd.                                      7,200          447,636
Cresco, Ltd.                                                 9,100          438,266
Fuji Seal, Inc.                                             18,700          504,343
Hokuto Corporation                                           8,500          295,490
People Co., Ltd.                                             2,500          155,429
Relocation Services Corporation                              8,400          481,786
SKY Perfect Communications Inc. (a)                             41           53,853
Sotec Company Limited (a)                                       70          502,627
Tsuruha Co., Ltd.                                           38,700          481,208
                                                                        -----------
                                                                          3,737,609
                                                                        -----------
SINGAPORE - 0.3%
Keppel Telecommunications & Transportation Limited          48,000           32,664
Neptune Orient Lines Limited (a)                            49,000           38,430
                                                                        -----------
                                                                             71,094
                                                                        -----------
TOTAL INVESTMENTS - 83.8%
 (Cost - $20,735,806)                                                   $19,448,016
 (Cost on Federal income tax basis - $20,799,181)
OTHER ASSETS, LESS LIABILITIES - 16.2%                                    3,767,169
                                                                        -----------
NET ASSETS - 100%                                                       $23,215,185
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 1,282,467
 Gross unrealized depreciation                                           (2,570,257)
                                                                        -----------
   Net unrealized depreciation for financial statement purposes          (1,287,790)
 Less: tax basis adjustments                                                (63,375)
                                                                        -----------
   Net unrealized depreciation for Federal income tax purposes          $(1,351,165)
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$29,352,128 and $11,398,010, respectively, for the period ended December 31, 2000.

IVY INTERNATIONAL VALUE FUND
EQUITY SECURITIES - 94.4%
EUROPE - 68.9%
AUSTRIA - 0.5%
Telecom Austria AG (a)                                     123,000      $   697,489
                                                                        -----------
FINLAND - 2.7%
Metso Oyj                                                  149,882        1,674,525
Nokia Oyj Sponsored ADR                                     42,400        1,844,400
                                                                        -----------
                                                                          3,518,925
                                                                        -----------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          41

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
FRANCE - 15.6%
Alcatel                                                     29,100      $ 1,652,889
Altadis, SA                                                132,900        2,033,798
BNP Paribas SA                                              25,919        2,275,229
Cie Generale des Etablissements Michelin - Class B          40,000        1,447,704
Groupe Danone                                                9,800        1,477,634
Pernod-Ricard                                               28,100        1,939,050
Schneider Electric SA                                       18,709        1,364,793
Scor SA                                                     39,000        2,024,814
Societe Generale                                            29,400        1,827,261
Suez Lyonnaise des Eaux (a)                                  9,664        1,764,704
TotalFinaElf - B Shares                                     15,421        2,293,311
                                                                        -----------
                                                                         20,101,187
                                                                        -----------
GERMANY - 8.6%
Adidas-Salomon AG                                           19,600        1,214,494
Bayer AG                                                    42,200        2,222,648
Deutsche Lufthansa AG                                       40,000        1,013,580
E.On AG                                                     10,000          608,374
Merck KGaA                                                  46,555        2,054,279
RWE AG                                                      14,000          621,048
Siemens AG                                                  16,700        2,183,268
Volkswagen AG                                               23,740        1,257,057
                                                                        -----------
                                                                         11,174,748
                                                                        -----------
NETHERLANDS - 6.4%
AKZO Nobel NV                                               41,002        2,201,893
Fortis (NL) NV                                              52,910        1,718,736
ING Groep NV                                                27,100        2,164,672
Koninklijke (Royal) Philips Electronics NV                  58,774        2,153,118
                                                                        -----------
                                                                          8,238,419
                                                                        -----------
NORWAY - 0.9%
Norsk Hydro A.S. Sponsored ADR                              27,000        1,135,688
                                                                        -----------
SPAIN - 2.2%
Endesa S.A. Sponsored ADR                                   64,900        1,083,019
Telefonica S.A. Sponsored ADR (a)                           36,310        1,815,500
                                                                        -----------
                                                                          2,898,519
                                                                        -----------
SWEDEN - 2.0%
Electrolux AB                                               95,585        1,240,965
Investor AB                                                 91,765        1,371,291
                                                                        -----------
                                                                          2,612,256
                                                                        -----------
SWITZERLAND - 7.6%
Cie Financiere Richemont AG                                    280          749,029
Holderbank Financiere Glaris AG                                927        1,115,490
Nestle AG Registered                                           668        1,558,188
Novartis AG Registered                                       1,095        1,935,933
UBS AG - Registered                                         14,300        2,334,067
Zurich Financial Services AG                                 3,656        2,204,206
                                                                        -----------
                                                                          9,896,913
                                                                        -----------
UNITED KINGDOM - 22.4%
Bank of Ireland                                            167,152        1,661,892
Barclay's plc                                               73,825        2,279,485
Bass plc                                                   172,000        1,873,047
Billiton plc                                               247,039          958,548
British Airways plc                                        343,000        1,996,977
Cable & Wireless plc                                        76,000        1,024,030
Cadbury Schweppes plc                                      165,270        1,143,674

NAME OF SECURITY                                            SHARES            VALUE
Diageo plc                                                 156,463      $ 1,747,091
Hanson plc Sponsored ADR                                    46,900        1,606,325
Invensys plc                                               491,000        1,147,859
Pilkington plc                                           1,009,320        1,681,111
PowerGen plc                                               132,305        1,248,080
Rio Tinto plc                                               36,912          646,231
Rolls-Royce plc                                            495,000        1,471,469
Royal & Sun Alliance Insurance Group plc                   255,000        2,190,286
Shell Transport & Trading Co. plc                          220,539        1,802,044
Unilever plc                                               262,000        2,238,670
Vodafone AirTouch plc                                      620,900        2,277,015
                                                                        -----------
                                                                         28,993,834
                                                                        -----------
FAR EAST - 23.2%
AUSTRALIA - 3.1%
Australia & New Zealand Banking Group Ltd.                 201,700        1,611,621
BHP Limited                                                108,200        1,139,652
OneSteel Limited (a)                                        27,050           14,278
Westpac Banking Corp. Ltd.                                 164,000        1,202,316
                                                                        -----------
                                                                          3,967,867
                                                                        -----------
HONG KONG - 2.7%
Cheung Kong Holdings Ltd.                                  193,000        2,468,203
HSBC Holdings plc                                           66,908          990,765
                                                                        -----------
                                                                          3,458,968
                                                                        -----------
JAPAN - 16.4%
Bank of Tokyo-Mitsubishi, Ltd.                             151,000        1,503,389
Canon Inc.                                                  59,000        2,066,549
Daiwa Securities Group Inc.                                 66,000          689,474
Fuji Photo Film Co. Ltd.                                    41,000        1,716,112
Lawson, Inc.                                                16,000          633,275
Matsushita Electric Industrial Co.                          69,000        1,649,474
Mizuho Holdings, Inc.                                          250        1,549,912
NEC Corporation                                             91,000        1,665,411
Nintendo Co., Ltd.                                           7,900        1,244,492
Nomura Securities Co., Ltd. (The)                           78,000        1,403,590
Sankyo Company, Limited                                     88,000        2,111,383
Sharp Corporation                                          134,000        1,616,917
Sony Corporation                                            24,400        1,687,916
Sumitomo Electric Industries, Ltd.                         107,000        1,755,849
                                                                        -----------
                                                                         21,293,743
                                                                        -----------
NEW ZEALAND - 0.4%
Tourism Holdings Limited (a)                               699,006          569,133
                                                                        -----------
TAIWAN - 0.6%
United Microelectronics Corporation (a)                    557,000          809,857
                                                                        -----------
THAILAND - 0.0%
Nava Finance Public Company Limited - Foreign
 Registered(a)(c)                                            7,300               --
                                                                        -----------
LATIN AMERICA - 2.3%
BRAZIL - 1.7%
Petroleo Brasileiro S.A. (Petrobras)                        40,000          939,080
Tele Norte Leste Participacoes S.A.                         58,000        1,323,125
                                                                        -----------
                                                                          2,262,205
                                                                        -----------
MEXICO - 0.6%
Panamerican Beverages Inc.                                  50,700          719,306
                                                                        -----------

 42         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
TOTAL INVESTMENTS - 94.4%
 (Cost - $105,265,893)                                                  $122,349,057
 (Cost on Federal income tax basis - $106,074,986)
OTHER ASSETS, LESS LIABILITIES - 5.6%                                      7,218,737
                                                                        ------------
NET ASSETS - 100%                                                       $129,567,794
                                                                        ============
Other Information:
At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 24,020,406
 Gross unrealized depreciation                                            (6,937,242)
                                                                        ------------
   Net unrealized appreciation for financial statement purposes           17,083,164
 Less: tax basis adjustments                                                (809,093)

   Net unrealized appreciation for Federal income tax purposes          $ 16,274,071
                                                                        ============
Purchases and sale proceeds of securities other than short-term obligations aggregated
$51,635,681 and $84,317,680, respectively, for the period ended December 31, 2000.

IVY PACIFIC OPPORTUNITIES FUND
EQUITY SECURITIES - 103.5%
CHINA - 8.3%
China Unicom Limited (a)                                   622,000      $   952,947
China Southern Airlines Company Limited (a)              1,562,000          475,615
                                                                        -----------
                                                                          1,428,562
                                                                        -----------
HONG KONG - 62.6%
Amoy Properties Limited                                    718,500          801,413
Cathay Pacific Airways                                     134,000          247,388
Cheung Kong Holdings Ltd.                                   86,000        1,099,821
China Mobile (Hong Kong) Limited (a)                       166,200          907,719
Dah Sing Financial Group                                   114,000          613,853
Hang Seng Bank                                             108,300        1,457,902
HSBC Holdings plc                                           64,316          952,383
Hutchison Whampoa Limited                                   93,000        1,159,533
Li & Fung Limited                                          239,200          435,472
Sun Hung Kai Properties Ltd.                               151,800        1,513,153
Swire Pacific Ltd.                                          98,000          706,739
Wharf Holdings Ltd.                                        340,810          828,003
                                                                        -----------
                                                                         10,723,379
                                                                        -----------
SINGAPORE - 4.8%
Capitaland Limited (a)                                     112,000          193,768
DBS Group Holdings Limited                                  19,943          225,418
Singapore Airlines Limited                                  20,000          198,381
Singapore Press Holdings Ltd.                               14,000          206,686
                                                                        -----------
                                                                            824,253
                                                                        -----------
SOUTH KOREA - 6.0%
Korea Telecom Corporation                                    4,140          219,273
Korea Telecom Corporation Sponsored ADR                      9,500          294,500
SK Telecom Co., Ltd.                                         2,598          519,600
                                                                        -----------
                                                                          1,033,373
                                                                        -----------
TAIWAN - 21.5%
Asustek Computer Inc.                                       26,520           79,764
Compal Electronics Inc.                                    174,698          237,106
Hon Hai Precision Industry Co., Ltd.                       143,600          729,242
Pro Mos Technologies Inc. (a)                              216,000          190,654
Taiwan Semiconductor Manufacturing Company (a)             463,064        1,112,798

NAME OF SECURITY                                            SHARES            VALUE
United Microelectronics Corporation (a)                    671,000      $   975,609
Windbond Electronics Corporation (a)                       371,000          355,501
                                                                        -----------
                                                                          3,680,674
                                                                        -----------
THAILAND - 0.3%
Advanced Info Service Public Company
 Limited - Foreign Registered (a)                            4,600           44,537
                                                                        -----------
TOTAL INVESTMENTS - 103.5%
 (Cost - $17,735,541)                                                   $17,734,778
 (Cost on Federal income tax basis - $18,063,846)
LIABILITIES, IN EXCESS OF OTHER ASSETS - (3.5%)                            (595,906)
                                                                        -----------
NET ASSETS - 100%                                                       $17,138,872
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $ 3,388,042
 Gross unrealized depreciation                                           (3,388,805)
                                                                        -----------
   Net unrealized depreciation for financial statement purposes                (763)
 Less: tax basis adjustments                                               (328,305)
                                                                        -----------
   Net unrealized depreciation for Federal income tax purposes          $  (329,068)
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$21,287,982 and $18,844,555, respectively, for the period ended December 31, 2000.

IVY GROWTH FUND
EQUITY SECURITIES - 96.6%
CONSUMER DISCRETIONARY - 3.3%
HOTELS, RESTAURANTS AND LEISURE - 0.4%
Six Flags, Inc.                                             54,500      $   936,718
                                                                        -----------
MULTILINE RETAIL - 1.1%
Target Corporation                                          30,000          967,500
Wal-Mart Stores, Inc.                                       40,000        2,125,000
                                                                        -----------
                                                                          3,092,500
                                                                        -----------
SPECIALTY RETAIL - 1.8%
Home Depot, Inc.                                            57,500        2,627,031
Lowe's Companies, Inc.                                      50,000        2,225,000
                                                                        -----------
                                                                          4,852,031
                                                                        -----------
CONSUMER STAPLES - 0.9%
HOUSEHOLD PRODUCTS - 0.9%
Colgate-Palmolive Company                                   35,000        2,259,250
                                                                        -----------
ENERGY - 19.9%
ENERGY EQUIPMENT & SERVICES - 10.7%
BJ Services Company (a)                                     43,700        3,009,837
Core Laboratories NV (a)(b)                                 98,900        2,701,206
ENSCO International Incorporated                            20,000          681,250
Global Marine Inc. (a)                                      45,100        1,279,713
Grant Prideco, Inc. (a)                                     55,800        1,224,112
Hanover Compressor Company (a)                             104,200        4,643,413
Key Energy Services, Inc. (a)                              227,600        2,375,575
Lone Star Technologies, Inc. (a)                            19,200          739,200
Marine Drilling Companies, Inc. (a)                         16,000          428,000
Nabors Industries, Inc. (a)                                 34,200        2,022,930
Noble Drilling Corporation (a)                              75,900        3,296,906
Patterson Energy, Inc. (a)                                  44,800        1,668,800
Rowan Companies, Inc. (a)                                   25,600          691,200

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          43

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
Weatherford International, Inc. (a)                         58,100      $ 2,745,225
W-H Energy Services, Inc. (a)                               64,600        1,271,813
                                                                        -----------
                                                                         28,779,180
                                                                        -----------
OIL & GAS - 9.2%
BP Amoco plc Sponsored ADR (b)                              41,000        1,962,875
Brown (Tom), Inc. (a)                                       44,000        1,446,500
Chevron Corporation                                         25,000        2,110,938
Cross Timbers Oil Company                                   87,450        2,426,737
Devon Energy Corporation                                    26,500        1,615,705
EOG Resources, Inc.                                         39,600        2,165,625
Exxon Mobil Corporation                                     40,000        3,477,500
Forest Oil Corporation (a)                                  25,000          921,875
Louis Dreyfus Natural Gas Corp. (a)                         41,900        1,919,544
Spinnaker Exploration Company (a)                           52,300        2,222,750
Swift Energy Company (a)                                    54,700        2,058,088
Texaco Inc.                                                 42,500        2,640,312
                                                                        -----------
                                                                         24,968,449
                                                                        -----------
FINANCIALS - 13.2%
BANKS - 2.1%
Bank of America Corporation                                 35,000        1,605,625
Mellon Financial Corporation                                50,000        2,459,375
State Street Corporation                                    12,500        1,552,625
                                                                        -----------
                                                                          5,617,625
                                                                        -----------
DIVERSIFIED FINANCIALS - 9.8%
American Express Company                                    37,500        2,060,156
Citigroup Inc.                                              77,500        3,957,344
JP Morgan Chase & Co.                                       72,500        3,294,219
Legg Mason, Inc.                                            47,500        2,588,750
Merrill Lynch & Co., Inc.                                   50,000        3,409,375
Morgan Stanley Dean Witter & Co.                            60,000        4,755,000
Nava Finance Public Company Limited - Foreign
 Registered (a)(c)                                          40,000               --
S&P 500 Depository Receipts                                 50,000        6,559,375
                                                                        -----------
                                                                         26,624,219
                                                                        -----------
INSURANCE - 1.3%
American International Group, Inc.                          35,000        3,449,687
                                                                        -----------
HEALTH CARE - 9.9%
BIOTECHNOLOGY - 0.3%
Alkermes, Inc. (a)                                          23,300          731,037
                                                                        -----------
HEALTH CARE EQUIPMENT & SERVICES - 1.0%
Medtronic, Inc.                                             30,000        1,811,250
MiniMed Inc. (a)                                            24,600        1,033,969
                                                                        -----------
                                                                          2,845,219
                                                                        -----------
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Cardinal Health, Inc.                                       15,000        1,494,375
RehabCare Group, Inc. (a)                                   35,000        1,798,125
                                                                        -----------
                                                                          3,292,500
                                                                        -----------
PHARMACEUTICALS - 7.4%
Bristol-Myers Squibb Company                                35,000        2,587,812
Johnson & Johnson                                           30,000        3,151,875
Lilly (Eli) and Company                                     35,000        3,257,188
Medicis Pharmaceutical Corporation - Class A (a)            43,600        2,577,850
Merck & Co., Inc.                                           35,000        3,276,875
Pfizer Inc.                                                 50,000        2,300,000
Schering-Plough Corporation                                 50,000        2,837,500
                                                                        -----------
                                                                         19,989,100
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
INDUSTRIALS - 6.5%
AIR FREIGHT & COURIERS - 0.7%
FedEx Corp. (a)                                             45,000      $ 1,798,200
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES - 3.5%
Administaff, Inc. (a)                                       24,200          658,240
Concord EFS, Inc. (a)                                       41,900        1,840,981
Corporate Executive Board Company (The) (a)                 21,900          870,867
Dendrite International, Inc. (a)                            81,200        1,816,850
FactSet Research Systems Inc.                               35,200        1,304,864
Forrester Research, Inc. (a)                                26,700        1,336,669
SmartForce Public Limited Company Sponsored ADR
 (a)(b)                                                     28,700        1,078,044
TMP Worldwide Inc. (a)                                      12,300          676,500
                                                                        -----------
                                                                          9,583,015
                                                                        -----------
INDUSTRIAL CONGLOMERATES - 2.3%
General Electric Company                                   130,000        6,231,875
                                                                        -----------
INFORMATION TECHNOLOGY - 36.5%
COMMUNICATIONS EQUIPMENT - 8.6%
Advanced Fibre Communications, Inc. (a)                     34,000          614,125
Avanex Corporation (a)                                       7,500          446,719
CacheFlow Inc. (a)                                          20,300          346,369
Clarent Corporation (a)                                     33,100          374,444
Cisco Systems, Inc. (a)                                    336,600       12,874,950
Comverse Technology, Inc. (a)                               31,300        3,399,963
Corning Incorporated                                        20,000        1,056,250
Ditech Communications Corporation (a)                       25,300          406,381
Efficient Networks, Inc. (a)                                22,200          296,925
Extreme Networks, Inc. (a)                                  28,000        1,095,500
Nortel Networks Corporation (b)                             75,000        2,404,687
                                                                        -----------
                                                                         23,316,313
                                                                        -----------
COMPUTER & PERIPHERALS - 3.5%
Dell Computer Corporation (a)                               55,000          959,062
EMC Corporation (a)                                         47,500        3,158,750
International Business Machines Corp.                       20,000        1,700,000
Network Appliance, Inc. (a)                                 20,700        1,329,652
Sun Microsystems, Inc. (a)                                  80,000        2,230,000
                                                                        -----------
                                                                          9,377,464
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Cree, Inc. (a)                                              20,900          742,603
Flextronics International Ltd. (a)(b)                       88,800        2,530,800
Jabil Circuit, Inc. (a)                                     30,800          781,550
Power-One, Inc. (a)                                         17,400          684,038
Sanmina Corporation (a)                                     17,800        1,363,925
Veeco Instruments Inc. (a)                                  11,300          453,412
                                                                        -----------
                                                                          6,556,328
                                                                        -----------
INTERNET SOFTWARE & SERVICES - 3.3%
Art Technology Group, Inc. (a)                              30,600          935,212
Commerce One, Inc. (a)                                      24,560          621,675
Critical Path, Inc. (a)                                     40,600        1,248,450
Digex, Inc. (a)                                             25,200          567,000
Internap Network Services Corporation (a)                   46,400          336,400
Interwoven, Inc. (a)                                        12,500          824,219
Packeteer, Inc. (a)                                         54,000          668,250
RADWARE Ltd. (a)                                            32,000          540,000
VeriSign, Inc. (a)                                          22,345        1,657,720
WebTrends Corporation (a)                                   50,300        1,455,556
                                                                        -----------
                                                                          8,854,482
                                                                        -----------

 44         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 14.4%
Altera Corporation (a)                                      77,500      $  2,039,218
Analog Devices, Inc. (a)                                    70,000         3,583,125
Applied Materials, Inc. (a)                                 50,000         1,909,375
Applied Micro Circuits Corporation (a)                      16,400         1,230,769
ASM Lithography Holding NV (a)(b)                           17,400           392,588
Aware, Inc. (a)                                             29,600           525,400
Integrated Device Technology, Inc. (a)                      35,800         1,185,875
Intel Corporation                                          130,000         3,932,500
Intersil Holding Corporation (a)                            40,900           938,144
JDS Uniphase Corporation (a)                                50,000         2,084,375
KLA-Tencor Corporation (a)                                  65,000         2,189,687
Lattice Semiconductor Corporation (a)                      105,000         1,929,375
Linear Technology Corporation                               69,500         3,214,375
Maxim Integrated Products, Inc. (a)                         48,600         2,323,688
Microchip Technology (a)                                   105,000         2,303,437
Novellus Systems, Inc. (a)                                  65,000         2,335,938
PMC-Sierra, Inc. (a)                                         7,600           597,550
Texas Instruments Inc.                                      85,000         4,026,875
Xilinx, Inc. (a)                                            50,000         2,306,250
                                                                        ------------
                                                                          39,048,544
                                                                        ------------
SOFTWARE - 4.3%
Actuate Software Corporation (a)                            34,200           654,075
E.piphany, Inc. (a)                                         21,300         1,148,869
Mercury Interactive Corporation (a)                         12,300         1,110,075
Micromuse Inc. (a)                                          45,200         2,728,244
Microsoft Corporation (a)                                   80,000         3,470,000
NetIQ Corporation (a)                                       12,895         1,126,700
Peregrine Systems, Inc. (a)                                 27,700           547,075
Quest Software, Inc. (a)                                    29,800           836,263
                                                                        ------------
                                                                          11,621,301
                                                                        ------------
TELECOMMUNICATION SERVICES - 6.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
ALLTEL Corporation                                          35,000         2,185,313
American Tower Corporation (a)                              47,000         1,780,125
BellSouth Corporation                                       50,000         2,046,875
Level 3 Communications, Inc. (a)                            16,600           544,687
McLeodUSA Incorporated (a)                                 107,400         1,517,025
Metromedia Fiber Network, Inc. (a)                          62,100           628,763
SBA Communications Corp. (a)                                40,800         1,675,350
SBC Communications Inc.                                     50,000         2,387,500
Verizon Communications                                      45,000         2,255,625
WinStar Communications, Inc. (a)                            31,100           363,481
XO Communications, Inc. (a)                                 47,500           846,094
                                                                        ------------
                                                                          16,230,838
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Nextel Communications, Inc. (a)                             43,200         1,069,200
                                                                        ------------
TOTAL INVESTMENTS - 96.6%
 (Cost - $227,693,909)                                                  $261,125,075
 (Cost on Federal income tax basis - $228,333,149)
OTHER ASSETS, LESS LIABILITIES - 3.4%                                      9,238,255
                                                                        ------------
NET ASSETS - 100%                                                       $270,363,330
                                                                        ============

NAME OF SECURITY                                            SHARES            VALUE
Other Information:
At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $70,278,781
 Gross unrealized depreciation                                          (36,847,615)
                                                                        -----------
   Net unrealized appreciation for financial statement purposes          33,431,166
 Less: tax basis adjustments                                               (639,240)
                                                                        -----------
   Net unrealized appreciation for Federal income tax purposes          $32,791,926
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$323,817,750 and $327,669,732, respectively, for the period ended December 31, 2000.

IVY US BLUE CHIP FUND
EQUITY SECURITIES - 95.4%
CONSUMER DISCRETIONARY - 5.6%
Carnival Corp Cl A                                          15,000      $   462,187
Home Depot, Inc.                                            28,500        1,302,094
Lowe's Companies, Inc.                                      23,500        1,045,750
Target Corporation                                          21,000          677,250
Wal-Mart Stores, Inc.                                       25,000        1,328,125
                                                                        -----------
                                                                          4,815,406
                                                                        -----------
CONSUMER STAPLES - 9.2%
Anheuser-Busch Companies, Inc.                              23,500        1,069,250
Colgate-Palmolive Company                                   18,000        1,161,900
Gillette Company                                            20,000          722,500
Heinz (H.J.) Company                                        25,000        1,185,938
Kimberly-Clark Corporation                                  16,500        1,166,385
PepsiCo, Inc.                                               22,500        1,115,156
Walgreen Co.                                                17,500          731,719
Wrigley (Wm.) Jr. Company                                    8,000          766,500
                                                                        -----------
                                                                          7,919,348
                                                                        -----------
ENERGY - 7.1%
BP Amoco plc Sponsored ADR (b)                              22,500        1,077,187
Chevron Corporation                                         15,000        1,266,562
Exxon Mobil Corporation                                     22,500        1,956,094
Noble Drilling Corporation (a)                              10,000          434,375
Texaco Inc.                                                 22,500        1,397,813
                                                                        -----------
                                                                          6,132,031
                                                                        -----------
FINANCIALS - 21.7%
American Express Company                                    22,500        1,236,094
American International Group, Inc.                          20,000        1,971,250
Bank of America Corporation                                 22,000        1,009,250
Bank of New York Company, Inc. (The)                        15,000          827,812
Chase Manhattan Corporation (The)                           32,500        1,476,719
Citigroup Inc.                                              37,500        1,914,844
Legg Mason, Inc.                                            17,500          953,750
Mellon Financial Corporation                                23,000        1,131,313
Merrill Lynch & Co., Inc.                                   22,000        1,500,125
Morgan Stanley Dean Witter & Co.                            24,700        1,957,475
S&P 500 Depository Receipts                                 30,000        3,935,625
State Street Corporation                                     6,000          745,260
                                                                        -----------
                                                                         18,659,517
                                                                        -----------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          45

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
HEALTH CARE - 14.1%
Bristol-Myers Squibb Company                                22,500      $ 1,663,594
Cardinal Health, Inc.                                        7,500          747,187
Eli Lilly and Company                                       16,000        1,489,000
Johnson & Johnson                                           16,500        1,733,531
Maxim Integrated Products, Inc. (a)                         10,000          478,125
Medtronic, Inc.                                             17,500        1,056,563
Merck & Co, Inc.                                            18,000        1,685,250
Pfizer Inc.                                                 40,000        1,840,000
Schering-Plough Corporation                                 25,000        1,418,750
                                                                        -----------
                                                                         12,112,000
                                                                        -----------
INDUSTRIALS - 7.5%
Caterpillar Inc.                                            14,000          662,375
FedEx Corp. (a)                                             22,500          899,100
General Electric Company                                    68,000        3,259,750
Tyco International Ltd.                                      7,500          416,250
United Technologies Corporation                             15,000        1,179,375
                                                                        -----------
                                                                          6,416,850
                                                                        -----------
INFORMATION TECHNOLOGY - 21.9%
Altera Corporation (a)                                      29,500          776,219
Analog Devices, Inc. (a)                                    18,000          921,375
Applied Materials, Inc. (a)                                 22,500          859,219
Cisco Systems, Inc. (a)                                     55,000        2,103,750
Corning Incorporated                                        10,000          528,125
Dell Computer Corporation (a)                               26,000          453,375
EMC Corporation (a)                                         17,000        1,130,500
Intel Corporation                                           56,000        1,694,000
International Business Machines Corp.                        6,000          510,000
JDS Uniphase Corporation (a)                                17,500          729,531
KLA-Tencor Corporation (a)                                  20,000          673,750
Lattice Semiconductor Corporation (a)                       34,000          624,750
Linear Technology Corporation                               12,500          578,125
Microchip Technology (a)                                    32,500          712,969
Microsoft Corporation (a)                                   40,000        1,735,000
Nortel Networks Corporation (b)                             27,500          881,719
Novellus Systems, Inc. (a)                                  22,000          790,625
Sun Microsystems, Inc. (a)                                  26,000          724,750
Texas Instruments Inc.                                      32,500        1,539,687
Xilinx, Inc. (a)                                            18,000          830,250
                                                                        -----------
                                                                         18,797,719
                                                                        -----------
MATERIALS - 2.1%
Dow Chemical Company                                        14,000          512,750
International Paper Company                                 15,000          612,187
Phelps Dodge Corporation                                    11,500          641,844
                                                                        -----------
                                                                          1,766,781
                                                                        -----------
TELECOMMUNICATION SERVICES - 6.2%
ALLTEL Corporation                                          20,000        1,248,750
BellSouth Corporation                                       32,500        1,330,469
SBC Communications Inc.                                     30,000        1,432,500
Verizon Communications                                      27,500        1,378,437
                                                                        -----------
                                                                          5,390,156
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
TOTAL INVESTMENTS - 95.4%
 (Cost - $75,987,865)                                                   $82,009,808
 (Cost on Federal income tax basis - $76,053,989)
OTHER ASSETS, LESS LIABILITIES - 4.6%                                     3,914,633
                                                                        -----------
NET ASSETS - 100%                                                       $85,924,441
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
 Gross unrealized appreciation                                          $13,463,189
 Gross unrealized depreciation                                           (7,441,246)
                                                                        -----------
   Net unrealized appreciation for financial statement purposes           6,021,943
 Less: tax basis adjustments                                                (66,124)
                                                                        -----------
   Net unrealized appreciation for Federal income tax purposes          $ 5,955,819
                                                                        ===========
Purchases and sale proceeds of securities other than short-term obligations aggregated
$97,852,086 and $36,284,081, respectively, for the period ended December 31, 2000.

IVY US EMERGING GROWTH FUND
EQUITY SECURITIES - 99.6%
CONSUMER DISCRETIONARY - 2.8%
HOTELS, RESTAURANTS & LEISURE - 0.8%
Six Flags, Inc.                                             68,300      $ 1,173,906
                                                                        -----------
MEDIA - 0.8%
Gemstar-TV Guide International, Inc. (a)                    25,700        1,185,413
                                                                        -----------
SPECIALTY RETAIL - 1.2%
Factory 2-U Stores Inc. (a)                                 30,000          993,750
Hibbet Sporting Goods, Inc. (a)                             20,600          741,600
                                                                        -----------
                                                                          1,735,350
                                                                        -----------
ENERGY - 36.3%
ENERGY EQUIPMENT & SERVICES - 23.0%
BJ Services Company (a)                                     58,700        4,042,962
Chiles Offshore, Inc. (a)                                   29,300          732,500
Core Laboratories NV (a)(b)                                109,800        2,998,913
ENSCO International Incorporated                            22,700          773,218
Global Marine Inc. (a)                                      51,100        1,449,963
Grant Prideco, Inc. (a)                                     62,800        1,377,675
Hanover Compressor Company (a)                             115,200        5,133,600
Helmerich & Payne, Inc.                                     23,300        1,022,288
Key Energy Services, Inc. (a)                              238,400        2,488,300
Marine Drilling Companies, Inc. (a)                         19,100          510,925
Nabors Industries, Inc. (a)                                 38,710        2,289,697
Noble Drilling Corporation (a)                              51,200        2,224,000
Patterson Energy, Inc. (a)                                  49,900        1,858,775
Pride International, Inc. (a)                               30,200          743,675
Rowan Companies, Inc. (a)                                   33,700          909,900
Weatherford International, Inc. (a)                         71,500        3,378,375
W-H Energy Services, Inc. (a)                               79,400        1,563,187
                                                                        -----------
                                                                         33,497,953
                                                                        -----------
OIL & GAS - 13.3%
Brown (Tom), Inc. (a)                                       51,000        1,676,625
Cross Timbers Oil Company                                  119,550        3,317,512
Devon Energy Corporation                                    39,300        2,396,121
EOG Resources, Inc.                                         59,300        3,242,969
Forest Oil Corporation (a)                                  32,500        1,198,437
Louis Dreyfus Natural Gas Corp. (a)                         56,300        2,579,244
Spinnaker Exploration Company (a)                           62,000        2,635,000
Swift Energy Company (a)                                    62,700        2,359,088
                                                                        -----------
                                                                         19,404,996
                                                                        -----------

 46         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
HEALTH CARE - 7.8%
BIOTECHNOLOGY - 1.4%
Alkermes, Inc. (a)                                          28,000      $   878,500
Eden Bioscience Corporation (a)                             34,300        1,026,856
Introgen Therapeutics, Inc. (a)                             18,400          128,800
                                                                        -----------
                                                                          2,034,156
                                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Bruker Daltronics, Inc. (a)                                 10,500          247,406
MiniMed Inc. (a)                                            32,100        1,349,203
                                                                        -----------
                                                                          1,596,609
                                                                        -----------
HEALTH CARE PROVIDERS & SERVICES - 1.8%
RehabCare Group, Inc. (a)                                   50,600        2,599,575
                                                                        -----------
PHARMACEUTICALS - 3.5%
Medicis Pharmaceutical Corporation - Class A (a)            49,100        2,903,037
Shire Pharmaceuticals Group plc ADR (a)(b)                  50,200        2,312,338
                                                                        -----------
                                                                          5,215,375
                                                                        -----------
INDUSTRIALS - 12.2%
COMMERCIAL SERVICES & SUPPLIES - 12.2%
Acxiom Corporation (a)                                      42,800        1,666,525
Administaff, Inc. (a)                                       28,800          783,360
Concord EFS, Inc. (a)                                       43,000        1,889,312
Corporate Executive Board Company (The) (a)                 26,700        1,061,742
Dendrite International, Inc. (a)                            99,700        2,230,788
FactSet Research Systems Inc.                               39,100        1,449,437
Forrester Research, Inc. (a)                                33,000        1,652,062
Maximus, Inc.(a)                                            42,200        1,474,363
SmartForce Public Limited Company Sponsored ADR
 (a)(b)                                                     33,200        1,247,075
TMP Worldwide Inc. (a)                                      25,400        1,397,000
University Of Phoenix Online (a)                            92,000        2,967,000
                                                                        -----------
                                                                         17,818,664
                                                                        -----------
INFORMATION TECHNOLOGY - 34.5%
COMMUNICATIONS EQUIPMENT - 5.9%
Advanced Fibre Communications, Inc. (a)                     45,500          821,844
Avanex Corporation (a)                                      11,700          696,881
CacheFlow Inc. (a)                                          23,200          395,850
Clarent Corporation (a)                                     40,900          462,681
Comverse Technology, Inc. (a)                               27,200        2,954,600
Ditech Communications Corporation (a)                       29,200          469,025
Efficient Networks, Inc. (a)                                27,200          363,800
Extreme Networks, Inc. (a)                                  32,700        1,279,388
SonicWall, Inc. (a)                                         73,700        1,197,625
                                                                        -----------
                                                                          8,641,694
                                                                        -----------
COMPUTERS & PERIPHERALS - 1.3%
Concurrent Computer Corporation (a)                         60,000          322,500
Network Appliance, Inc. (a)                                 23,800        1,528,778
                                                                        -----------
                                                                          1,851,278
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
Cree, Inc. (a)                                              25,100          891,834
Flextronics International Ltd. (a)(b)                       93,600        2,667,600
Jabil Circuit, Inc. (a)                                     27,900          707,963
Power-One, Inc. (a)                                         21,600          849,150
Sanmina Corporation (a)                                     20,200        1,547,825
Veeco Instruments Inc. (a)                                  13,400          537,675
                                                                        -----------
                                                                          7,202,047
                                                                        -----------

NAME OF SECURITY                                            SHARES            VALUE
INTERNET SOFTWARE & SERVICES - 8.1%
Agile Software Corp (a)                                     16,100      $    794,938
Art Technology Group, Inc. (a)                              33,600         1,026,900
Critical Path, Inc. (a)                                     51,300         1,577,475
Digex, Inc. (a)                                             30,600           688,500
Exodus Communications, Inc. (a)                             33,800           676,000
Internap Network Services Corporation (a)                   57,300           415,425
Interwoven, Inc. (a)                                        15,300         1,008,844
Packeteer, Inc. (a)                                         62,900           778,387
PEC Solutions, Inc. (a)                                    132,500         1,076,563
RADWARE Ltd. (a)                                            39,000           658,125
VeriSign, Inc. (a)                                          27,315         2,026,431
WebTrends Corporation (a)                                   38,400         1,111,200
                                                                        ------------
                                                                          11,838,788
                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.3%
Applied Micro Circuits Corporation (a)                      32,200         2,416,509
ASM Lithography Holding NV (a)(b)                           51,000         1,150,687
Aware, Inc. (a)                                             33,100           587,525
Integrated Circuit Systems, Inc. (a)                       120,500         1,995,781
Integrated Device Technology, Inc. (a)                      44,400         1,470,750
Intersil Holding Corporation (a)                            49,000         1,123,938
IXYS Corporation (a)                                        30,000           438,750
Maxim Integrated Products, Inc. (a)                         18,300           874,969
New Focus, Inc. (a)                                         15,000           521,250
Oak Technology, Inc. (a)                                    91,100           791,431
PMC-Sierra, Inc. (a)                                         8,700           684,038
                                                                        ------------
                                                                          12,055,628
                                                                        ------------
SOFTWARE - 6.0%
Actuate Software Corporation (a)                            38,400           734,400
Mercury Interactive Corporation (a)                         14,900         1,344,725
Micromuse Inc. (a)                                          45,200         2,728,244
NetIQ Corporation (a)                                       20,931         1,828,846
Nuance Communications Inc. (a)                               9,600           414,000
Peregrine Systems, Inc. (a)                                 31,900           630,025
Quest Software, Inc. (a)                                    36,700         1,029,894
                                                                        ------------
                                                                           8,710,134
                                                                        ------------
TELECOMMUNICATION SERVICES - 6.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
American Tower Corporation (a)                              57,900         2,192,962
Level 3 Communications, Inc. (a)                            23,200           761,250
McLeodUSA Incorporated (a)                                 140,400         1,983,150
Metromedia Fiber Network, Inc. (a)                          74,200           751,275
SBA Communications Corp. (a)                                50,700         2,081,869
XO Communications, Inc. (a)                                 56,700         1,009,969
                                                                        ------------
                                                                           8,780,475
                                                                        ------------
TOTAL INVESTMENTS - 99.6%
 (Cost - 116,628,429)                                                   $145,342,041
 (Cost on Federal income tax basis - $116,661,375)
OTHER ASSETS, LESS LIABILITIES - 0.4%                                        568,440
                                                                        ------------
NET ASSETS - 100%                                                       $145,910,481
                                                                        ============

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          47

    SCHEDULES OF INVESTMENTS

    December 31, 2000

NAME OF SECURITY                                            SHARES            VALUE
Other Information:
At December 31, 2000, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
 Gross unrealized appreciation                                          $50,543,519
 Gross unrealized depreciation                                          (21,829,907)
                                                                        -----------
   Net unrealized appreciation for financial statement purposes          28,713,612
 Less: tax basis adjustments                                                (32,946)
                                                                        -----------
   Net unrealized appreciation for Federal income tax purposes          $28,680,666
                                                                        ===========

Purchases and sales of securities other than short-term obligations aggregated
$156,336,551 and $155,207,781, respectively, for the period ended December 31, 2000.

IVY BOND FUND
                                                       PRINCIPAL
U.S. CORPORATE BONDS - 57.0%
Allied Waste North America Inc., 7.625%, 01/01/06
 (e)                                                 $     500,000      $   473,750
American Standard Inc., 7.375%, 04/15/05 (e)               480,000          456,000
BRE Properties, 7.125%, 02/15/13                         2,000,000        1,927,500
Calpine Corporation, 7.75%, 04/15/09 (e)                   900,000          838,125
CBS Corp., 7.125%, 11/01/23                              1,000,000          927,500
CBS Corp., 7.15%, 5/20/05                                  900,000          916,875
Continental Airlines, 6.545%, 02/02/19                   1,457,907        1,418,719
Darden Restaurants Inc., 7.125%, 02/01/16                1,250,000        1,139,062
Dell Computer Corporation, 6.55%, 04/15/08                 500,000          483,125
Delta Air Lines, 9.59%, 01/12/17 (c)                     1,500,000        1,500,000
Indiantown Cogeneration, 9.77%, 12/15/20                 1,500,000        1,680,000
International Paper Company, 7.625%, 01/15/07            1,000,000        1,006,250
McDermott Inc., 8.75%, 05/19/23 (c)(e)                   2,000,000        1,092,023
Meritor Automotive, 6.80%, 02/15/09                      1,000,000          818,750
News America Holdings, 7.70%, 10/30/25                   2,000,000        1,847,500
News America Holdings, 7.75%, 01/20/24                   1,000,000          908,750
Northrop Grumman Corp., 9.375%, 10/15/24                 2,000,000        2,090,000
Praxair Inc., 8.70%, 07/15/22                            2,500,000        2,550,000
Pulte Corp., 7.625%, 10/15/17                            1,500,000        1,233,750
R&B Falcon Corporation, 6.50%, 04/15/03 (e)                530,000          503,500
R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
 05/15/03                                                2,000,000        1,940,000
Safeway Inc., 7.00%, 09/15/07                            1,000,000        1,013,750
Spieker Properties, 7.35%, 12/01/17                      1,950,000        1,784,250
Storage USA Partnership L.P., 8.20%, 06/01/17            2,240,000        2,044,000
TE Products Pipeline Co., 7.51%, 01/15/28                2,000,000        1,825,000
Tele Communications Inc., 9.25%, 01/15/23                2,000,000        2,122,500
Tenet Healthcare Corp., 8.00%, 01/15/05 (e)                507,000          513,337
Time Warner Inc., 9.125%, 01/15/13                       1,500,000        1,755,000
Time Warner Inc., 9.15%, 02/01/23                        1,000,000        1,161,250
Unisys Corporation, 7.875%, 04/01/08 (e)                   480,000          445,200
Verizon Global Funding Corp. 144A, 7.25%, 12/01/10       1,000,000        1,015,000
Wal-Mart Stores, Inc., 6.55%, 08/10/04                   2,000,000        2,045,000
Watson Pharmaceuticals, 7.125%, 05/15/08                 1,500,000        1,404,375
                                                                        -----------
TOTAL U.S. CORPORATE BONDS
 (Cost $42,256,948)                                                      42,879,841
                                                                        -----------

NAME OF SECURITY                                         PRINCIPAL            VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.2%
Fannie Mae, 7.00%, 07/15/05                          $   6,000,000      $ 6,300,000
Freddie Mac, 6.25%, 07/15/04                             2,000,000        2,035,000
US Treasury Note, 6.5%, 02/15/10                         7,000,000        7,661,150
                                                                        -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $18,455,790)                                                      15,996,150
                                                                        -----------
U.S. DOLLAR DENOMINATED FOREIGN CORPORATE
 BONDS - 8.5%
---------------------------------------------------
Abitibi Consolidated Inc., 7.50%, 04/01/28               1,950,000        1,589,250
Cemex S.A., 12.75%, 07/15/07                               725,000          818,344
Cia Brasileira de Petroleo Ipiranga S.A. 144A,
 10.625%, 02/25/03                                       1,000,000        1,017,500
Grupo Industrial Durango S.A. (GIDUSA), 12.625%,
 08/01/03 (e)                                              950,000          950,000
Grupo Televisa S.A., 8.625%, 08/08/05                      500,000          496,250
Polysindo International Finance Co. BV, 11.375%,
 06/15/06 (a)(e)(f)                                      1,000,000          100,000
Telekomunikacja Polska S.A. Finance BV (TPSA) 144A,
 7.75%, 12/10/08                                         1,500,000        1,426,875
                                                                        -----------
TOTAL U.S. DOLLAR DENOMINATED FOREIGN CORPORATE
 BONDS
 (Cost $7,766,425)                                                        6,398,219
                                                                        -----------
                                                            SHARES
RIGHTS & WARRANTS - 0.1%
Gothic Energy 144A Warrants                                 14,000               --
Gothic Energy Restricted Warrants                            4,767               --
Gothic Energy Warrants                                       6,941               --
McCaw International Ltd. Warrants (a)                        2,000            6,000
RSL Communications Ltd. 144A Warrants (a)                    1,000            5,000
Terex Corp. - Appreciation Rights                            4,000           65,500
                                                                        -----------
TOTAL RIGHTS & WARRANTS
 (Cost $0)                                                                   76,500
                                                                        -----------
TOTAL INVESTMENTS - 86.8%
 (Cost - $68,479,163) (d)                                               $65,350,710
OTHER ASSETS, LESS LIABILITIES - 13.2%                                    9,951,193
                                                                        -----------
NET ASSETS - 100%                                                       $75,301,903
                                                                        ===========
Other Information:
At December 31, 2000, net unrealized depreciation based
on cost for financial statement and Federal income tax
purposes is as follows:
 Gross unrealized appreciation                                          $ 1,295,631
 Gross unrealized depreciation                                           (4,424,084)
                                                                        -----------
   Net unrealized depreciation                                          $(3,128,453)
                                                                        ===========
Purchases and sale proceeds of securities other than U.S. Government securities and short-term obligations aggregated $21,000,598 and $50,117,726, respectively, for the period ended December 31, 2000.

 48         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

NAME OF SECURITY                                         PRINCIPAL            VALUE

IVY MONEY MARKET FUND
U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.6%
Federal Home Loan Bank Discount Note, 6.36%,
 1/5/2001                                            $   3,500,000      $ 3,500,000
Federal Home Loan Bank Discount Note, 6.33%,
 1/10/2001                                               6,005,000        5,999,721
Federal Home Loan Mortgage Corp., 6.40%, 1/2/2001        4,788,000        4,790,553
                                                                        -----------
TOTAL INVESTMENTS - 50.6%
 (Cost - $14,290,274) (d)                                               $14,290,274
OTHER ASSETS, LESS LIABILITIES - 49.4%                                   13,950,468
                                                                        -----------
NET ASSETS - 100%                                                       $28,240,742
                                                                        ===========
Footnotes
---------------------------------------------------
(a) Non-income producing security.
(b) Foreign security in a domestic fund.
(c) Security valued in good faith by the Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial Statements.
(d) Cost is approximately the same for Federal income tax purposes.
(e) Below investment grade security.
(f) Issuer is in default on interest payments.

ADR - American Depository Receipt


                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          49

    STATEMENTS OF ASSETS AND LIABILITIES

    December 31, 2000

                                                     IVY DEVELOPING       IVY EUROPEAN         IVY GLOBAL
                                                      MARKETS FUND     OPPORTUNITIES FUND         FUND
ASSETS
 Investments, at value (a)                          $      9,665,356    $    175,757,174    $     12,916,411
 Cash                                                        352,130                   -             334,469
 Receivables
   Investments sold                                           25,343           6,376,789              25,463
   Fund shares sold                                              477             334,817                 134
   Dividends, interest and tax reclaims                       26,514             340,513              26,225
   Manager for expense reimbursement                          29,918                   -              25,286
 Deferred organization expenses                                    -                   -                   -
 Other assets                                                  6,648              19,569               7,278
                                                ----------------------------------------------------------------
   Total assets                                           10,106,386         182,828,862          13,335,266
                                                ----------------------------------------------------------------
LIABILITIES
 Payables
   Investments purchased                                           -                   -              32,774
   Fund shares repurchased                                    24,019             710,623               9,177
   Management fee                                              8,630             150,052              11,151
   12b-1 service and distribution fees                         1,650              28,497               1,579
   Other payables to related parties                           8,520              67,538               8,472
 Due to custodian                                                  -           1,141,199                   -
 Accrued expenses                                             32,562              71,502              35,684
                                                ----------------------------------------------------------------
   Total liabilities                                          75,381           2,169,411              98,837
                                                ----------------------------------------------------------------
NET ASSETS                                          $     10,031,005    $    180,659,451    $     13,236,429
                                                ================================================================
CLASS A
 Net Assets, at value                               $      4,213,206    $     54,655,187    $      8,134,847
 Outstanding shares                                          632,996           3,168,493             765,072
 Net asset value and redemption price per
   share                                            $           6.66    $          17.25    $          10.63
 Maximum offering price per share*                  $           7.07    $          18.30    $          11.28
                                                ----------------------------------------------------------------
CLASS B
 Net Assets, at value                               $      4,525,191    $     57,282,555    $      4,768,576
 Outstanding shares                                          697,035           3,319,510             463,069
 Net asset value, offering price and
   redemption price** per share                     $           6.49    $          17.26    $          10.30
                                                ----------------------------------------------------------------
CLASS C
 Net Assets, at value                               $      1,172,457    $     49,526,937    $        177,859
 Outstanding shares                                          179,766           2,859,413              17,911
 Net asset value, offering price and
   redemption price*** per share                    $           6.52    $          17.32    $           9.93
                                                ----------------------------------------------------------------
CLASS I
 Net Assets, at value                               $              -    $         16,703    $              -
 Outstanding shares                                                -                 962(b)                -
 Net asset value, offering price and
   redemption price per share                       $              -    $          17.37    $              -
                                                ----------------------------------------------------------------
ADVISOR CLASS
 Net Assets, at value                               $        120,151    $     19,178,069    $        155,147
 Outstanding shares                                           17,944           1,102,526              14,464
 Net asset value, offering price and
   redemption price per share                       $           6.70    $          17.39    $          10.73
                                                ----------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                     $     21,225,332    $    227,927,136    $     13,243,845
Undistributed net realized (loss) gain on
 investments and foreign currency
 transactions                                            (10,637,535)         (1,712,313)            (30,947)
(Accumulated net investment
 loss)/Undistributed net investment income                         -                   -                   -
Net unrealized (depreciation) appreciation
 on investments and foreign currency
 transactions                                               (556,792)        (45,555,372)             23,531
                                                ----------------------------------------------------------------
NET ASSETS                                          $     10,031,005    $    180,659,451    $     13,236,429
                                                ================================================================
   (a) Investments, identified cost                 $     10,219,793    $    221,379,608    $     12,893,112
                                                ----------------------------------------------------------------
   (b) Actual shares outstanding were
     961.698.
   (c) Actual shares outstanding were
     164.775.

        *  On sales of more than $50,000 the offering price is reduced.
           Maximum sales charge (load) is 5.75% for all Funds except
           Ivy Bond Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is 4.75%; Ivy Money Market Fund does not have a sales charge.
       **  Subject to a maximum deferred sales charge of 5%.
      ***  Subject to a maximum deferred sales charge of 1%.

 50         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

          IVY GLOBAL NATURAL   IVY GLOBAL SCIENCE   IVY INTERNATIONAL    IVY INTERNATIONAL
            RESOURCES FUND     & TECHNOLOGY FUND          FUND          SMALL COMPANIES FUND
           $      9,364,526     $     67,345,877    $    964,181,762      $     19,448,016
                     53,357            4,181,337                   -             3,717,638
                          -               89,229                   -                     -
                          -              238,996           1,301,457               168,551
                     39,088                1,714           3,503,164                19,279
                     18,545                    -                   -                22,525
                      9,153                6,437                   -                 9,277
                      5,290               11,843             215,395                 6,520
      ------------------------------------------------------------------------------------------
                  9,489,959           71,875,433         969,201,778            23,391,806
      ------------------------------------------------------------------------------------------
                          -                    -                   -                88,946
                      7,815              253,241           6,239,805                28,508
                      7,545               65,661             838,664                18,158
                      1,262               11,661             105,591                 2,862
                      6,913               33,773             294,290                 8,583
                          -                    -           1,064,254                     -
                     24,104               18,066             347,119                29,564
      ------------------------------------------------------------------------------------------
                     47,639              382,402           8,889,723               176,621
      ------------------------------------------------------------------------------------------
           $      9,442,320     $     71,493,031    $    960,312,055      $     23,215,185
      ==========================================================================================
           $      5,548,605     $     32,015,593    $    588,281,762      $      8,975,566
                    569,460            1,162,804          22,454,346               706,073
           $           9.74     $          27.53    $          26.20      $          12.71
           $          10.33     $          29.21    $          27.80      $          13.49
      ------------------------------------------------------------------------------------------
           $      3,156,744     $     28,675,213    $    280,781,923      $      5,552,553
                    330,118            1,069,829          10,952,106               443,141
           $           9.56     $          26.80    $          25.64      $          12.53
      ------------------------------------------------------------------------------------------
           $        715,215     $      9,976,643    $     57,336,552      $      4,521,648
                     76,118              370,509           2,251,935               358,808
           $           9.40     $          26.93    $          25.46      $          12.60
      ------------------------------------------------------------------------------------------
           $              -     $              -    $     33,907,493      $              -
                          -                    -           1,287,004                     -
           $              -     $              -    $          26.35      $              -
      ------------------------------------------------------------------------------------------
           $         21,756     $        825,582    $          4,325      $      4,165,418
                      2,234               29,974                 165(c)            326,449
           $           9.74     $          27.54    $          26.25      $          12.76
      ------------------------------------------------------------------------------------------
           $     17,973,206     $     73,557,246    $  1,040,949,087      $     25,147,848
                 (7,946,722)          (5,733,915)        (42,948,638)             (566,170)
                          -                    -                   -                     -
                   (584,164)           3,669,700         (37,688,394)           (1,366,493)
      ------------------------------------------------------------------------------------------
           $      9,442,320     $     71,493,031    $    960,312,055      $     23,215,185
      ==========================================================================================
           $      9,947,867     $     63,676,177    $  1,001,811,974      $     20,735,806
      ------------------------------------------------------------------------------------------

    STATEMENTS OF ASSETS AND LIABILITIES

    December 31, 2000

                                                    IVY INTERNATIONAL      IVY PACIFIC          IVY GROWTH
                                                       VALUE FUND       OPPORTUNITIES FUND         FUND
ASSETS
 Investments, at value (a)                          $    122,349,057     $     17,734,778    $    261,125,075
 Cash                                                      7,031,867                    -           9,580,021
 Receivables
   Investments sold                                                -              100,482              39,320
   Fund shares sold                                           21,508                1,310               4,698
   Dividends, interest and tax reclaims                      438,895                5,830              92,315
   Manager for expense reimbursement                          31,155               18,439                   -
 Deferred organization expenses                               16,577                    -                   -
 Other assets                                                 13,292                6,880              49,789
                                                -----------------------------------------------------------------
   Total assets                                          129,902,351           17,867,719         270,891,218
                                                -----------------------------------------------------------------
LIABILITIES
 Payables
   Distributions to shareholders                                   -                    -                   -
   Investments purchased                                           -                    -             170,239
   Fund shares repurchased                                   105,244              124,348              22,197
   Management fee                                            103,585               15,601             194,903
   12b-1 service and distribution fees                        26,182                2,560               5,722
   Other payables to related parties                          52,171               12,910              92,568
 Due to custodian                                                  -              534,157                   -
 Accrued expenses                                             47,375               39,271              42,259
                                                -----------------------------------------------------------------
   Total liabilities                                         334,557              728,847             527,888
                                                -----------------------------------------------------------------
NET ASSETS                                          $    129,567,794     $     17,138,872    $    270,363,330
                                                =================================================================
CLASS A
 Net Assets, at value                               $     23,565,397     $      9,096,251    $    261,743,615
 Outstanding shares                                        2,141,115            1,225,476          17,474,862
 Net asset value and redemption price per
   share                                            $          11.01     $           7.42    $          14.98
 Maximum offering price per share*                  $          11.68     $           7.87    $          15.89
                                                -----------------------------------------------------------------
CLASS B
 Net Assets, at value                               $     75,608,512     $      6,462,308    $      7,517,341
 Outstanding shares                                        6,914,155              881,505             519,024
 Net asset value, offering price and
   redemption
   price** per share                                $          10.94     $           7.33    $          14.48
                                                -----------------------------------------------------------------
CLASS C
 Net Assets, at value                               $     29,726,198     $      1,538,618    $        743,699
 Outstanding shares                                        2,717,999              210,395              52,597
 Net asset value, offering price and
   redemption
   price*** per share                               $          10.94     $           7.31    $          14.14
                                                -----------------------------------------------------------------
ADVISOR CLASS
 Net Assets, at value                               $        667,687     $         41,695    $        358,675
 Outstanding shares                                           60,527                5,715              23,931
 Net asset value, offering price and
   redemption
   price per share                                  $          11.03     $           7.30    $          14.99
                                                -----------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                     $    117,422,412     $     26,105,774    $    237,416,011
Undistributed net realized (loss) gain on
 investments and foreign currency
 transactions                                             (4,950,062)          (8,966,232)           (483,012)
(Accumulated net investment
 loss)/Undistributed net investment income                         -                    -                   -
Net unrealized appreciation (depreciation)
 on investments and foreign currency
 transactions                                             17,095,444                 (670)         33,430,331
                                                -----------------------------------------------------------------
NET ASSETS                                          $    129,567,794     $     17,138,872    $    270,363,330
                                                =================================================================
   (a) Investments, identified cost                 $    105,265,893     $     17,735,541    $    227,693,909
                                                -----------------------------------------------------------------

        * Except for Ivy Bond Fund, on sales of more than $50,000 the offering price is reduced. On sales of more than $100,000 for Ivy Bond Fund the offering price is reduced. Maximum sales charge (load) is 5.75% for all Funds except Ivy Bond
           Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is 4.75%; Ivy Money Market Fund does not have a sales charge.
       **  Subject to a maximum deferred sales charge of 5%.
      ***  Subject to a maximum deferred sales charge of 1%.

 52         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               December 31, 2000

          IVY US BLUE CHIP   IVY US EMERGING        IVY BOND          IVY MONEY
                FUND           GROWTH FUND            FUND           MARKET FUND
          $     82,009,808   $    145,342,041   $     65,350,710   $     14,290,274
                 5,290,425            671,800          8,511,924         13,751,297
                   127,316            267,919                  -                  -
                     1,949             39,450                280            215,000
                    63,169              3,161          1,653,412                  -
                    19,778                  -                  -             18,020
                         -                  -                  -                  -
                    17,128             32,254              9,636              8,629
      ---------------------------------------------------------------------------------
                87,529,573        146,356,625         75,525,962         28,283,220
      ---------------------------------------------------------------------------------
                         -                  -              2,036              4,538
                 1,462,864            156,974                  -                  -
                    22,421             91,063            122,356                  -
                    53,565            102,727             31,847              9,635
                     9,358             19,512              8,868                  -
                    34,330             52,432             27,161             12,099
                         -                  -                  -                  -
                    22,594             23,436             31,791             16,206
      ---------------------------------------------------------------------------------
                 1,605,132            446,144            224,059             42,478
      ---------------------------------------------------------------------------------
          $     85,924,441   $    145,910,481   $     75,301,903   $     28,240,742
      =================================================================================
          $     57,584,477   $     78,839,639   $     52,304,883   $     20,393,857
                 5,437,739          2,601,431          6,626,746         20,393,857
          $          10.59   $          30.31   $           7.89   $           1.00
          $          11.24   $          32.16   $           8.28                  -
      ---------------------------------------------------------------------------------
          $     24,313,842   $     56,036,082   $     20,079,250   $      5,871,580
                 2,319,341          1,925,660          2,546,643          5,871,580
          $          10.48   $          29.10   $           7.88   $           1.00
      ---------------------------------------------------------------------------------
          $      2,965,197   $      9,048,033   $      2,725,887   $      1,975,305
                   282,693            311,171            344,669          1,975,305
          $          10.49   $          29.08   $           7.91   $           1.00
      ---------------------------------------------------------------------------------
          $      1,060,925   $      1,986,727   $        191,883   $              -
                    99,588             64,995             24,304                  -
          $          10.65   $          30.57   $           7.90   $              -
      ---------------------------------------------------------------------------------
          $     80,454,088   $    119,275,428   $    106,186,548   $     28,240,742
                  (551,590)        (2,078,559)       (27,531,147)                 -
                         -                  -           (225,045)                 -
                 6,021,943         28,713,612         (3,128,453)                 -
      ---------------------------------------------------------------------------------
          $     85,924,441   $    145,910,481   $     75,301,903   $     28,240,742
      =================================================================================
          $     75,987,865   $    116,628,429   $     68,479,163   $     14,290,274
      ---------------------------------------------------------------------------------

    STATEMENTS OF OPERATIONS

    For the year ended December 31, 2000

                                                                     IVY EUROPEAN                      IVY GLOBAL
                                                    IVY DEVELOPING   OPPORTUNITIES    IVY GLOBAL        NATURAL
                                                     MARKETS FUND        FUND            FUND        RESOURCES FUND
INVESTMENT INCOME
 Dividends, net of foreign taxes withheld
   (a)                                              $     244,694    $   2,450,832   $     359,137   $     127,881
 Interest                                                  29,201          398,120          22,793           7,767
                                                -------------------------------------------------------------------
                                                          273,895        2,848,952         381,930         135,648
                                                -------------------------------------------------------------------
EXPENSES
 Management fee                                           147,842        1,937,417         163,977          84,770
 Transfer agent                                            61,668          382,815          54,862          51,605
 Administrative services fee                               14,784          193,730          16,398           8,477
 Custodian fees                                            77,918          259,559          88,611          55,340
 Blue Sky fees                                             33,651           52,162          29,832          29,597
 Auditing and accounting fees                              23,888           23,523          24,687          33,951
 Shareholder reports                                       14,184           23,480          13,688          12,090
 Amortization of deferred organization
   expenses                                                     -                -               -           9,853
 Amortization of deferred offering costs                        -           19,361               -               -
 Fund accounting                                           35,622          102,729          36,009          21,950
 Trustees' fees                                             5,610           11,686           5,779           5,383
 12b-1 service and distribution fees                      105,640        1,241,065          87,337          43,793
 Legal                                                     40,636           46,345          35,019          38,536
 Other                                                     26,169           14,065           5,244           4,427
                                                -------------------------------------------------------------------
                                                          587,612        4,307,937         561,443         399,772
 Expenses reimbursed by Manager                          (204,372)               -        (153,851)       (190,682)
                                                -------------------------------------------------------------------
   Net expenses                                           383,240        4,307,937         407,592         209,090
                                                -------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME                             (109,345)      (1,458,985)        (25,662)        (73,442)
                                                -------------------------------------------------------------------
NET (LOSS) GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Net realized (loss) gain                              (1,786,405)       5,407,056       1,051,095       1,475,067
 Net change in unrealized
   appreciation/depreciation                           (2,038,411)     (49,009,758)     (3,408,079)       (682,617)
                                                -------------------------------------------------------------------
 Net (loss) gain on investment
   transactions                                        (3,824,816)     (43,602,702)     (2,356,984)        792,450
                                                -------------------------------------------------------------------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $  (3,934,161)   $ (45,061,687)  $  (2,382,646)  $     719,008
                                                ===================================================================
 (a) Foreign taxes withheld                         $      23,528    $     331,020   $      22,487   $       7,336
                                                -------------------------------------------------------------------

                                              IVY GLOBAL           IVY
                                               SCIENCE &      INTERNATIONAL
                                            TECHNOLOGY FUND       FUND
INVESTMENT INCOME
 Dividends, net of foreign taxes withheld
   (a)                                       $      18,646    $  32,193,992
 Interest                                          314,166        1,291,474
                                            -----------------------------------
                                                   332,812       33,485,466
                                            -----------------------------------
EXPENSES
 Management fee                                  1,119,519       16,525,495
 Transfer agent                                    212,067        2,928,722
 Administrative services fee                       111,952        1,564,013
 Custodian fees                                     43,620        1,820,728
 Blue Sky fees                                      39,646           47,880
 Auditing and accounting fees                       23,204          107,789
 Shareholder reports                                26,669          300,840
 Amortization of deferred organization
   expenses                                         12,041                -
 Amortization of deferred offering costs                 -                -
 Fund accounting                                   100,718          209,163
 Trustees' fees                                      9,533           85,415
 12b-1 service and distribution fees               746,164        7,462,896
 Legal                                              37,690           77,722
 Other                                               8,761          139,719
                                            -----------------------------------
                                                 2,491,584       31,270,382
 Expenses reimbursed by Manager                          -                -
                                            -----------------------------------
   Net expenses                                  2,491,584       31,270,382
                                            -----------------------------------
NET INVESTMENT (LOSS) INCOME                    (2,158,772)       2,215,084
                                            -----------------------------------
NET (LOSS) GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Net realized (loss) gain                       (5,684,935)     532,142,194
 Net change in unrealized
   appreciation/depreciation                   (50,033,088)    (847,790,539)
                                            -----------------------------------
 Net (loss) gain on investment
   transactions                                (55,718,023)    (315,648,345)
                                            -----------------------------------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                   $ (57,876,795)   $(313,433,261)
                                            ===================================
 (a) Foreign taxes withheld                  $           -    $   2,111,258
                                            -----------------------------------

 54         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                            For the year ended December 31, 2000

    IVY INTERNATIONAL                        IVY PACIFIC                                       IVY US
          SMALL         IVY INTERNATIONAL   OPPORTUNITIES    IVY GROWTH      IVY US BLUE      EMERGING        IVY BOND
     COMPANIES FUND        VALUE FUND           FUND            FUND          CHIP FUND      GROWTH FUND        FUND
      $     113,953       $   3,774,331     $     491,267   $   1,559,240   $     507,634   $      24,992   $           -
            108,781             269,269            57,778         640,084          66,669         615,585       6,974,985
-------------------------------------------------------------------------------------------------------------------------
            222,734           4,043,600           549,045       2,199,324         574,303         640,577       6,974,985
-------------------------------------------------------------------------------------------------------------------------
            109,655           1,496,637           183,267       3,041,015         390,662       1,711,602         563,599
             23,726             415,102            87,770         724,061         130,656         374,528         226,102
             10,965             149,664            18,327         360,527          52,088         201,365          83,756
             84,316             163,286            77,404         112,202          48,413          59,776          52,581
             36,596              40,868            32,609          34,573          37,387          33,862          37,506
             20,214              28,437            21,257          63,099          26,516          29,156          52,458
              9,316              45,380            15,194          80,938          15,206          43,676          25,962
              9,981              13,374                 -               -               -               -               -
                  -                   -                 -               -               -               -               -
             27,559             105,049            36,878         118,819          70,294         107,966          68,469
              5,373              11,859             5,658          20,685           7,464          13,422           8,817
             65,076           1,252,790            99,419         297,937         264,872       1,193,755         394,973
             41,702              39,550            34,781          43,408          39,420          38,965          36,093
              3,461              14,814            10,729          27,378           7,628          12,293          11,194
-------------------------------------------------------------------------------------------------------------------------
            447,940           3,776,810           623,293       4,924,642       1,090,606       3,820,366       1,561,510
           (167,518)           (274,726)         (172,025)              -        (126,188)              -               -
-------------------------------------------------------------------------------------------------------------------------
            280,422           3,502,084           451,268       4,924,642         964,418       3,820,366       1,561,510
-------------------------------------------------------------------------------------------------------------------------
            (57,688)            541,516            97,777      (2,725,318)       (390,115)     (3,179,789)      5,413,475
-------------------------------------------------------------------------------------------------------------------------
            275,934          (1,267,887)         (672,263)     34,360,096         934,230      16,723,172     (10,033,374)
         (2,175,582)        (12,483,799)       (2,384,136)   (111,084,428)    (13,290,036)    (69,310,321)      5,835,424
-------------------------------------------------------------------------------------------------------------------------
         (1,899,648)        (13,751,686)       (3,056,399)    (76,724,332)    (12,355,806)    (52,587,149)     (4,197,950)
-------------------------------------------------------------------------------------------------------------------------
      $  (1,957,336)      $ (13,210,170)    $  (2,958,622)  $ (79,449,650)  $ (12,745,921)  $ (55,766,938)  $   1,215,525
=========================================================================================================================
      $       9,553       $     283,407     $       7,926   $           -   $           -   $           -   $           -
-------------------------------------------------------------------------------------------------------------------------


       IVY MONEY
      MARKET FUND
     $           -
         1,523,100
------------------
         1,523,100
------------------
            98,462
           101,799
            24,615
            13,492
            28,502
            12,720
            12,680
                 -
                 -
            31,583
             6,058
                 -
            34,968
             5,646
------------------

           370,525
          (162,695)
------------------
           207,830
------------------

         1,315,270
------------------

                 -
                 -
------------------

                 -
------------------

     $   1,315,270
==================
     $           -
------------------

    STATEMENTS OF CHANGES IN NET ASSETS

    For the years ended December 31

                                                         IVY DEVELOPING                   IVY EUROPEAN
                                                          MARKETS FUND                 OPPORTUNITIES FUND
                                                      2000            1999            2000          1999 (A)
(DECREASE) INCREASE IN NET ASSETS
Operations
 Net investment (loss) income                      $ (109,345)    $     (38,471)  $  (1,458,985)  $      (8,369)
 Net realized (loss) gain on investments
   and foreign currency transactions               (1,786,405)         (904,233)      5,407,056       1,182,131
 Net change in unrealized appreciation/
   depreciation on investments and foreign
   currency transactions                           (2,038,411)        6,508,089     (49,009,758)      3,344,443
                                              -----------------------------------------------------------------
       Net (decrease) increase resulting
         from operations                           (3,934,161)        5,565,385     (45,061,687)      4,518,205
                                              -----------------------------------------------------------------
Class A distributions
 Dividends from net investment income                       -            (4,492)              -               -
 Dividends in excess of net investment
   income                                                   -                 -          (4,587)         (9,491)
 Distributions from realized gains                    (14,591)          (33,645)     (1,908,303)       (261,490)
                                              -----------------------------------------------------------------
       Total distributions to Class A
         shareholders                                 (14,591)          (38,137)     (1,912,890)       (270,981)
                                              -----------------------------------------------------------------
Class B distributions
 Dividends from net investment income                       -                 -               -               -
 Dividends in excess of net investment
   income                                                   -                 -          (4,830)           (658)
 Distributions from realized gains                    (16,053)          (15,012)     (1,675,847)       (203,781)
                                              -----------------------------------------------------------------
       Total distributions to Class B
         shareholders                                 (16,053)          (15,012)     (1,680,677)       (204,439)
                                              -----------------------------------------------------------------
Class C distributions
 Dividends from net investment income                       -                 -               -               -
 Dividends in excess of net investment
   income                                                   -                 -          (4,196)         (3,087)
 Distributions from realized gains                     (4,135)           (8,682)     (1,313,582)       (152,341)
                                              -----------------------------------------------------------------
       Total distributions to Class C
         shareholders                                  (4,135)           (8,682)     (1,317,778)       (155,428)
                                              -----------------------------------------------------------------
Class I distributions
 Dividends from net investment income                       -                 -               -               -
 Distributions from realized gains                          -                 -            (642)             (9)
                                              -----------------------------------------------------------------
       Total distributions to Class I
         shareholders                                       -                 -            (642)             (9)
                                              -----------------------------------------------------------------
Advisor Class distributions
 Dividends from net investment income                       -            (2,222)              -               -
 Dividends in excess of net investment
   income                                                   -                 -          (1,621)         (5,049)
 Distributions from realized gains                       (408)           (1,949)       (727,916)       (558,976)
                                              -----------------------------------------------------------------
       Total distributions to Advisor
         Class shareholders                              (408)           (4,171)       (729,537)       (564,025)
                                              -----------------------------------------------------------------
Fund share transactions (Note 5)
 Class A                                                1,201        (1,654,359)     54,123,742      12,671,199
 Class B                                           (1,311,204)         (983,723)     68,536,723       5,297,153
 Class C                                           (1,683,419)         (271,069)     56,291,817       7,546,989
 Class I                                                    -                 -          23,667               -
 Advisor Class                                       (146,993)          195,560      19,232,457       4,315,592
                                              -----------------------------------------------------------------
 Net (decrease) increase resulting from
   Fund share transactions                         (3,140,415)       (2,713,591)    198,208,406      29,830,933
                                              -----------------------------------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS            (7,109,763)        2,785,792     147,505,195      33,154,256
 Net assets beginning of period                    17,140,768        14,354,976      33,154,256               -
                                              -----------------------------------------------------------------
 NET ASSETS END OF PERIOD                         $10,031,005     $  17,140,768   $ 180,659,451   $  33,154,256
                                              =================================================================
UNDISTRIBUTED NET INVESTMENT INCOME               $         -      $          -   $           -   $      14,512
                                              -----------------------------------------------------------------


                                                   IVY GLOBAL FUND
                                               2000            1999
(DECREASE) INCREASE IN NET ASSETS
Operations
 Net investment (loss) income               $  (25,662)   $     (40,972)
 Net realized (loss) gain on investments
   and foreign currency transactions         1,051,095        2,479,642
 Net change in unrealized appreciation/
   depreciation on investments and foreign
   currency transactions                    (3,408,079)       2,250,842
                                            ---------------------------------
       Net (decrease) increase resulting
         from operations                    (2,382,646)       4,689,512
                                            ---------------------------------
Class A distributions
 Dividends from net investment income                -                -
 Dividends in excess of net investment
   income                                            -                -
 Distributions from realized gains            (641,619)        (738,164)
                                            ---------------------------------
       Total distributions to Class A
         shareholders                         (641,619)        (738,164)
                                            ---------------------------------
Class B distributions
 Dividends from net investment income                -                -
 Dividends in excess of net investment
   income                                             -               -
 Distributions from realized gains             (364,126)       (468,259)
                                            ---------------------------------
       Total distributions to Class B
         shareholders                          (364,126)       (468,259)
                                            ---------------------------------
Class C distributions
 Dividends from net investment income                 -               -
 Dividends in excess of net investment
   income                                             -               -
 Distributions from realized gains              (11,341)        (17,380)
                                            ---------------------------------
       Total distributions to Class C
         shareholders                           (11,341)        (17,380)
                                            ---------------------------------
Class I distributions
 Dividends from net investment income                 -               -
 Distributions from realized gains                    -               -
                                            ---------------------------------
       Total distributions to Class I
         shareholders                                 -               -
                                            ---------------------------------
Advisor Class distributions
 Dividends from net investment income                 -               -
 Dividends in excess of net investment
   income                                             -               -
 Distributions from realized gains              (11,745)        (11,002)
                                            ---------------------------------
       Total distributions to Advisor
         Class shareholders                     (11,745)        (11,002)
                                            ---------------------------------
Fund share transactions (Note 5)
 Class A                                     (1,628,282)     (5,072,125)
 Class B                                     (1,282,931)     (1,283,220)
 Class C                                        (43,204)       (216,719)
 Class I                                             -                -
 Advisor Class                                   12,706        (197,021)
                                            ---------------------------------
 Net (decrease) increase resulting from
   Fund share transactions                   (2,941,711)     (6,769,085)
                                            ---------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS      (6,353,188)     (3,314,378)
 Net assets beginning of period              19,589,617      22,903,995
                                            ---------------------------------
 NET ASSETS END OF PERIOD                   $13,236,429   $  19,589,617
                                            =================================
UNDISTRIBUTED NET INVESTMENT INCOME         $         -   $           -
                                            ---------------------------------

(a) For the period from May 3, 1999 (commencement) to December 31, 1999.

 56         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                 For the years ended December 31


        IVY GLOBAL NATURAL          IVY GLOBAL SCIENCE              IVY INTERNATIONAL             IVY INTERNATIONAL SMALL
          RESOURCES FUND            & TECHNOLOGY FUND                      FUND                       COMPANIES FUND
        2000         1999           2000          1999            2000              1999           2000           1999
     $  (73,442)  $   (12,345)  $ (2,158,772)  $(1,035,652)  $     2,215,084   $   10,534,977   $   (57,688)   $  (27,208)
      1,475,067    (1,827,773)    (5,684,935)    9,009,362       532,142,194      149,803,389       275,934       (51,710)
       (682,617)    4,156,527    (50,033,088)   40,021,044      (847,790,539)     286,502,925    (2,175,582)    1,075,611
-------------------------------------------------------------------------------------------------------------------------------
        719,008     2,316,409    (57,876,795)   47,994,754      (313,433,261)     446,841,291    (1,957,336)      996,693
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -          (764,917)      (7,591,186)            -             -
              -             -              -             -                 -                -             -             -
        (26,274)            -       (394,036)   (2,818,813)     (261,952,258)     (79,453,345)     (210,672)       (2,645)
-------------------------------------------------------------------------------------------------------------------------------
        (26,274)            -       (394,036)   (2,818,813)     (262,717,175)     (87,044,531)     (210,672)       (2,645)
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -          (372,082)               -             -             -
              -             -              -             -                 -          (28,805)            -             -
         (7,177)            -       (367,848)   (2,344,250)     (117,187,139)     (26,528,332)     (124,960)       (3,066)
-------------------------------------------------------------------------------------------------------------------------------
         (7,177)            -       (367,848)   (2,344,250)     (117,559,221)     (26,557,137)     (124,960)       (3,066)
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -           (76,122)               -             -             -
              -             -              -             -                 -           (3,539)            -             -
         (3,487)            -       (126,455)   (1,216,600)      (25,686,618)      (7,061,141)     (102,558)       (2,646)
-------------------------------------------------------------------------------------------------------------------------------
         (3,487)            -       (126,455)   (1,216,600)      (25,762,740)      (7,064,680)     (102,558)       (2,646)
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -           (44,012)      (1,415,063)            -             -
              -             -              -             -       (19,644,945)      (8,540,450)            -             -
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -       (19,688,957)      (9,955,513)            -             -
-------------------------------------------------------------------------------------------------------------------------------
              -             -              -             -                 -                -             -             -
              -             -              -             -                (5)               -             -             -
           (138)            -        (10,215)      (12,840)           (1,057)               -      (119,878)         (682)
-------------------------------------------------------------------------------------------------------------------------------
           (138)            -        (10,215)      (12,840)           (1,062)               -      (119,878)         (682)
-------------------------------------------------------------------------------------------------------------------------------
       (753,298)    2,942,391     16,637,842     5,807,495      (529,496,488)    (246,372,544)    8,801,905      (219,679)
        409,016       481,343     16,632,437    10,548,875       (59,713,955)     (71,889,837)    4,858,451      (128,120)
        270,730       371,378       (693,142)    1,740,790       (41,016,277)     (29,745,075)    3,787,459      (217,497)
              -             -              -             -       (94,569,785)     (12,118,396)            -             -
         (6,007)       21,786      1,096,760       364,323             5,966                -     4,489,155       239,851
-------------------------------------------------------------------------------------------------------------------------------
        (79,559)    3,816,898     33,673,897    18,461,483      (724,790,539)    (360,125,852)   21,936,970      (325,445)
-------------------------------------------------------------------------------------------------------------------------------
        602,373     6,133,307    (25,101,452)   60,063,734    (1,463,952,955)     (43,906,422)   19,421,566       662,209
      8,839,947     2,706,640     96,594,483    36,530,749     2,424,265,010    2,468,171,432     3,793,619     3,131,410
-------------------------------------------------------------------------------------------------------------------------------
     $9,442,320   $ 8,839,947   $ 71,493,031   $96,594,483   $   960,312,055   $2,424,265,010   $23,215,185    $3,793,619
===============================================================================================================================
     $        -   $         -   $          -   $         -   $       100,368   $      893,054   $         -    $   24,503
-------------------------------------------------------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS

    For the years ended December 31

                                                        IVY INTERNATIONAL                IVY PACIFIC
                                                           VALUE FUND                 OPPORTUNITIES FUND       IVY GROWTH FUND
                                                      2000            1999           2000          1999            2000
(DECREASE) INCREASE IN NET ASSETS
Operations
 Net investment income (loss)                     $    541,516    $     433,456   $    97,777  $     135,562   $  (2,725,318)
 Net realized (loss) gain on investments
   and foreign currency transactions                (1,267,887)       2,938,637      (672,263)       924,189      34,360,096
 Net change in unrealized appreciation/
   depreciation on investments and foreign
   currency transactions                           (12,483,799)      34,240,270    (2,384,136)     6,328,151    (111,084,428)
                                              ------------------------------------------------------------------------------
       Net (decrease) increase resulting
         from operations                           (13,210,170)      37,612,363    (2,958,622)     7,387,902     (79,449,650)
                                              ------------------------------------------------------------------------------
Class A distributions
 Dividends from net investment income                  (75,221)        (277,354)      (77,451)      (116,226)              -
 Dividends in excess of net investment
 income                                                      -                -             -              -               -
 Distributions from realized gains                    (135,414)         (66,770)       (2,395)        (9,904)    (33,539,757)
                                              ------------------------------------------------------------------------------
       Total distributions to Class A
         shareholders                                 (210,635)        (344,124)      (79,846)      (126,130)    (33,539,757)
                                              ------------------------------------------------------------------------------
Class B distributions
 Dividends from net investment income                  (57,731)         (88,102)       (8,761)       (17,335)              -
 Dividends in excess of net investment
 income                                                (12,501)               -             -              -               -
 Distributions from realized gains                    (126,433)        (188,377)         (271)        (6,000)       (956,732)
                                              ------------------------------------------------------------------------------
       Total distributions to Class B
         shareholders                                 (196,665)        (276,479)       (9,032)       (23,335)       (956,732)
                                              ------------------------------------------------------------------------------
Class C distributions
 Dividends from net investment income                  (23,757)         (36,951)      (11,120)          (944)              -
 Dividends in excess of net investment
 income                                                 (3,581)               -             -              -               -
 Distributions from realized gains                     (49,215)         (86,889)         (344)          (623)       (100,729)
                                              ------------------------------------------------------------------------------
       Total distributions to Class C
         shareholders                                  (76,553)        (123,840)      (11,464)        (1,567)       (100,729)
                                              ------------------------------------------------------------------------------
Advisor Class distributions
 Dividends from net investment income                   (2,742)         (44,386)         (190)        (4,321)              -
 Dividends in excess of net investment
 income                                                      -                -             -              -               -
 Distributions from realized gains                      (4,936)          (7,240)           (6)          (236)        (45,125)
                                              ------------------------------------------------------------------------------
       Total distributions to Advisor
         Class shareholders                             (7,678)         (51,626)         (196)        (4,557)        (45,125)
                                              ------------------------------------------------------------------------------
Fund share transactions (Note 5)
 Class A                                            (6,456,808)         814,377    (1,898,677)      (759,913)      8,558,057
 Class B                                           (11,961,285)      (5,763,951)      142,678     (1,087,549)      2,522,576
 Class C                                           (10,792,628)      (5,870,687)      907,794       (217,633)        501,777
 Advisor Class                                      (2,249,563)       1,884,475      (289,376)       313,989          65,791
                                              ------------------------------------------------------------------------------
 Net (decrease) increase resulting from
 Fund share transactions                           (31,460,284)      (8,935,786)   (1,137,581)    (1,751,106)     11,648,201
                                              ------------------------------------------------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS            (45,161,985)      27,880,508    (4,196,741)     5,481,207    (102,443,792)
 Net assets beginning of period                    174,729,779      146,849,271    21,335,613     15,854,406     372,807,122
                                              ------------------------------------------------------------------------------
 NET ASSETS END OF PERIOD                         $129,567,794    $ 174,729,779   $17,138,872  $  21,335,613   $ 270,363,330
                                              ==============================================================================
UNDISTRIBUTED NET INVESTMENT INCOME               $          -    $           -   $     1,532  $           -   $           -
                                              ------------------------------------------------------------------------------


                                          IVY GROWTH FUND
                                                  1999
(DECREASE) INCREASE IN NET ASSETS
Operations
 Net investment income (loss)                $    (488,428)
 Net realized (loss) gain on investments
   and foreign currency transactions            58,569,033
 Net change in unrealized appreciation/
   depreciation on investments and foreign
   currency transactions                        34,926,244
                                            --------------------
       Net (decrease) increase resulting
         from operations                        93,006,849
                                            --------------------
Class A distributions
 Dividends from net investment income                    -
 Dividends in excess of net investment
 income                                                  -
 Distributions from realized gains             (56,548,027)
                                            --------------------
       Total distributions to Class A
         shareholders                          (56,548,027)
                                            --------------------
Class B distributions
 Dividends from net investment income                    -
 Dividends in excess of net investment
 income                                                  -
 Distributions from realized gains              (1,211,582)
                                            --------------------
       Total distributions to Class B
         shareholders                           (1,211,582)
                                            --------------------
Class C distributions
 Dividends from net investment income                    -
 Dividends in excess of net investment
 income                                                  -
 Distributions from realized gains                 (54,912)
                                            --------------------
       Total distributions to Class C
         shareholders                              (54,912)
                                            --------------------
Advisor Class distributions
 Dividends from net investment income                    -
 Dividends in excess of net investment
 income                                                  -
 Distributions from realized gains                 (66,750)
                                            --------------------
       Total distributions to Advisor
         Class shareholders                        (66,750)
                                            --------------------
Fund share transactions (Note 5)
 Class A                                        10,824,381
 Class B                                         2,569,837
 Class C                                           291,220
 Advisor Class                                      53,759
                                            --------------------
 Net (decrease) increase resulting from
 Fund share transactions                        13,739,197
                                            --------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS         48,864,775
 Net assets beginning of period                323,942,347
                                            --------------------
 NET ASSETS END OF PERIOD                    $ 372,807,122
                                            ====================
UNDISTRIBUTED NET INVESTMENT INCOME          $           -
                                            --------------------

 58         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                 For the years ended December 31


            IVY US BLUE                IVY US EMERGING                                                   IVY MONEY
             CHIP FUND                   GROWTH FUND                    IVY BOND FUND                   MARKET FUND
        2000          1999           2000            1999           2000            1999           2000           1999
     $  (390,115)  $   (60,564)  $  (3,179,789)  $ (2,390,778)  $  5,413,475   $    9,369,182   $ 1,315,270    $ 1,105,482
         934,230      (169,569)     16,723,172     26,371,155    (10,033,374)     (14,598,790)            -              -
     (13,290,036)    1,730,573     (69,310,321)    52,034,319      5,835,424       (3,705,523)            -              -
-------------------------------------------------------------------------------------------------------------------------------
     (12,745,921)    1,500,440     (55,766,938)    76,014,696      1,215,525       (8,935,131)    1,315,270      1,105,482
-------------------------------------------------------------------------------------------------------------------------------
               -       (18,102)              -              -     (3,934,995)      (6,523,088)     (986,924)      (778,168)
               -             -               -              -              -         (106,066)            -              -
        (878,778)            -     (10,359,253)   (10,775,090)             -                -             -              -
-------------------------------------------------------------------------------------------------------------------------------
        (878,778)      (18,102)    (10,359,253)   (10,775,090)    (3,934,995)      (6,629,154)     (986,924)      (778,168)
-------------------------------------------------------------------------------------------------------------------------------
               -        (7,134)              -              -     (1,280,033)      (2,391,825)     (260,020)      (310,429)
               -             -               -              -              -          (38,891)            -              -
        (367,192)            -      (7,614,713)    (8,243,868)             -                -             -              -
-------------------------------------------------------------------------------------------------------------------------------
        (367,192)       (7,134)     (7,614,713)    (8,243,868)    (1,280,033)      (2,430,716)     (260,020)      (310,429)
-------------------------------------------------------------------------------------------------------------------------------
               -        (2,157)              -              -       (181,541)        (433,785)      (68,326)       (16,885)
               -             -               -              -              -           (7,053)            -              -
         (44,905)            -      (1,250,347)    (1,616,149)             -                -             -              -
-------------------------------------------------------------------------------------------------------------------------------
         (44,905)       (2,157)     (1,250,347)    (1,616,149)      (181,541)        (440,838)      (68,326)       (16,885)
-------------------------------------------------------------------------------------------------------------------------------
               -        (7,101)              -              -        (18,572)         (21,268)            -              -
               -             -               -              -              -             (346)            -              -
         (16,062)            -        (234,243)      (141,969)             -                -             -              -
-------------------------------------------------------------------------------------------------------------------------------
         (16,062)       (7,101)       (234,243)      (141,969)       (18,572)         (21,614)            -              -
-------------------------------------------------------------------------------------------------------------------------------
      63,404,638     2,307,988      17,498,379     10,324,776    (14,045,320)     (27,828,111)    1,869,932       (579,302)
      19,746,621     6,883,607       5,006,514      4,662,639     (6,346,933)      (9,560,939)   (1,614,579)       850,618
       1,001,804     2,161,639      (1,617,766)     1,477,323     (1,037,965)      (6,392,927)    1,603,183        (50,878)
         312,228       273,966       1,922,315        319,095       (127,260)          25,495             -              -
-------------------------------------------------------------------------------------------------------------------------------
      84,465,291    11,627,200      22,809,442     16,783,833    (21,557,478)     (43,756,482)    1,858,536        220,438
-------------------------------------------------------------------------------------------------------------------------------
      70,412,433    13,093,146     (52,416,052)    72,021,453    (25,757,094)     (62,213,935)    1,858,536        220,438
      15,512,008     2,418,862     198,326,533    126,305,080    101,058,997      163,272,932    26,382,206     26,161,768
-------------------------------------------------------------------------------------------------------------------------------
     $85,924,441   $15,512,008   $ 145,910,481   $198,326,533   $ 75,301,903   $  101,058,997   $28,240,742    $26,382,206
===============================================================================================================================
     $         -   $         -   $           -   $          -   $          -   $            -   $         -    $         -
-------------------------------------------------------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS

                                                               SELECTED PER SHARE DATA
                                                                                (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                               NET (LOSS)
                                                               NET ASSET          NET            GAIN ON
                                                                VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                            SHARE                              BEGINNING         (LOSS)       (REALIZED AND     INVESTMENT
FUND NAME                   CLASS     FOR THE PERIOD FROM      OF PERIOD         INCOME        UNREALIZED)      OPERATIONS

IVY DEVELOPING                A        01/01 to   12/31/2000    $ 8.77           $(.02)(c)       $(2.07)          $(2.09)
MARKETS FUND                           01/01 to   12/31/1999      6.02             .01(c)          2.80             2.81
                                       01/01 to   12/31/1998      6.82             .06(c)(d)       (.86)(d)         (.80)
                                       01/01 to   12/31/1997     10.12             .01(c)         (2.80)           (2.79)
                                       01/01 to   12/31/1996      9.05            (.02)(c)(d)      1.09(d)          1.07
                              B        01/01 to   12/31/2000      8.63            (.10)(c)        (2.02)           (2.12)
                                       01/01 to   12/31/1999      5.93            (.04)(c)         2.76             2.72
                                       01/01 to   12/31/1998      6.77             .01(c)(d)       (.85)(d)         (.84)
                                       01/01 to   12/31/1997     10.04            (.06)(c)        (2.76)           (2.82)
                                       01/01 to   12/31/1996      9.05            (.06)(c)(d)      1.05(d)           .99
                              C        01/01 to   12/31/2000      8.67            (.14)(c)        (1.99)           (2.13)
                                       01/01 to   12/31/1999      5.96            (.03)(c)         2.76             2.73
                                       01/01 to   12/31/1998      6.79             .01(c)(d)       (.84)(d)         (.83)
                                       01/01 to   12/31/1997     10.06            (.07)(c)        (2.76)           (2.83)
                                    04/30(e) to   12/31/1996      9.89            (.02)(c)(d)       .19(d)           .17
                           ADVISOR     01/01 to   12/31/2000      8.80             .02(c)         (2.10)           (2.08)
                                       01/01 to   12/31/1999      6.05             .03(c)          2.83             2.86
                                    04/30(e) to   12/31/1998      7.48             .04(c)(d)      (1.47)(d)        (1.43)
                           -----------------------------------------------------------------------------------------------
IVY EUROPEAN                  A        01/01 to   12/31/2000     17.13            (.07)             .82              .75
OPPORTUNITIES FUND                  05/04(e) to   12/31/1999     10.01               -(c)         16.35            16.35
                              B        01/01 to   12/31/2000     17.13            (.18)             .83              .65
                                    05/24(e) to   12/31/1999     10.21            (.01)(c)        16.15            16.14
                              C        01/01 to   12/31/2000     17.13            (.22)             .88              .66
                                    10/24(e) to   12/31/1999     11.57            (.01)(c)         6.00             5.99
                              I     03/16(e) to   12/31/2000     26.00            (.01)           (7.92)           (7.93)
                           ADVISOR     01/01 to   12/31/2000     17.23            (.02)             .85              .83
                                    05/03(e) to   12/31/1999     10.01               -(c)         16.46            16.46
                           -----------------------------------------------------------------------------------------------
IVY GLOBAL FUND               A        01/01 to   12/31/2000     13.42             .02(c)         (1.91)           (1.89)
                                       01/01 to   12/31/1999     11.32             .01(c)          2.98             2.99
                                       01/01 to   12/31/1998     10.93             .02(c)           .91              .93
                                       01/01 to   12/31/1997     13.17             .08            (1.23)           (1.15)
                                       01/01 to   12/31/1996     11.97             .08             1.86             1.94
                              B        01/01 to   12/31/2000     13.14            (.09)(c)        (1.85)           (1.94)
                                       01/01 to   12/31/1999     11.19            (.10)(c)         2.94             2.84
                                       01/01 to   12/31/1998     10.90            (.09)(c)          .92              .83
                                       01/01 to   12/31/1997     13.12            (.02)           (1.20)           (1.22)
                                       01/01 to   12/31/1996     11.97            (.02)            1.85             1.83
                              C        01/01 to   12/31/2000     12.75            (.11)(c)        (1.81)           (1.92)
                                       01/01 to   12/31/1999     10.90            (.16)(c)         2.90             2.74
                                       01/01 to   12/31/1998     10.67            (.16)(c)          .93              .77
                                       01/01 to   12/31/1997     12.94            (.02)           (1.24)           (1.26)
                                    04/30(e) to   12/31/1996     13.31            (.01)             .42              .41
                           ADVISOR     01/01 to   12/31/2000     13.50             .05(c)         (1.92)           (1.87)
                                       01/01 to   12/31/1999     11.36             .08(c)          2.95             3.03
                                    04/30(e) to   12/31/1998     13.26             .05(c)         (1.41)           (1.36)
                           -----------------------------------------------------------------------------------------------
IVY GLOBAL NATURAL            A        01/01 to   12/31/2000      8.91            (.07)(c)          .95              .88
RESOURCES FUND                         01/01 to   12/31/1999      6.32               -(c)(d)       2.59(d)          2.59
                                       01/01 to   12/31/1998      9.01             .03(c)         (2.68)           (2.65)
                                       01/01 to   12/31/1997     10.00            (.11)(c)          .70              .59
                              B        01/01 to   12/31/2000      8.77            (.09)(c)          .90              .81
                                       01/01 to   12/31/1999      6.27            (.04)(c)(d)      2.54(d)          2.50
                                       01/01 to   12/31/1998      9.00            (.04)(c)        (2.65)           (2.69)
                                       01/01 to   12/31/1997     10.00            (.15)(c)          .68              .53
                              C        01/01 to   12/31/2000      8.63            (.07)(c)          .89              .82
                                       01/01 to   12/31/1999      6.21            (.04)(c)(d)      2.46(d)          2.42
                                       01/01 to   12/31/1998      9.00            (.14)(c)        (2.61)           (2.75)
                                       01/01 to   12/31/1997     10.00            (.17)(c)          .68              .51
                           ADVISOR     01/01 to   12/31/2000      8.90            (.05)(c)          .95              .90
                                    04/08(e) to   12/31/1999      7.00             .02(c)(d)       1.88(d)          1.90

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY DEVELOPING               $   -          $   -
MARKETS FUND                   .01              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                               .06              -
                                 -              -
                           -----------------------------------------------------------------------------------
IVY EUROPEAN                     -              -
OPPORTUNITIES FUND               -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -            .02
                           -----------------------------------------------------------------------------------------------   -------
IVY GLOBAL FUND                  -              -
                                 -              -
                                 -              -
                               .05            .05
                               .08            .18
                                 -              -
                                 -              -
                                 -              -
                               .05            .05
                                 -            .20
                                 -              -
                                 -              -
                                 -              -
                               .05            .05
                                 -            .30
                                 -              -
                                 -              -
                                 -              -
                           -----------------------------------------------------------------------------------------------   -------
IVY GLOBAL NATURAL               -              -
RESOURCES FUND                   -              -
                                 -            .04
                                 -            .22
                                 -              -
                                 -              -
                                 -            .04
                                 -            .17
                                 -              -
                                 -              -
                                 -            .04
                                 -            .15
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement
indirectly, if any, through an expense offset                   (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized
(c) Net investment (loss) income is net of expenses
reimbursed by Manager.
na -- not applicable

 60         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                          SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                 RATIO OF
                                                      NET ASSET             NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                      VALUE,      TOTAL      END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL        END OF      RETURN     PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS    PERIOD      (%)(A)      (000)       REIMBURSEMENT (%)(B)

      $ .02             $   -             $ .02        $ 6.66      (23.79)    $4,213               2.12
        .05                 -               .06          8.77       46.70      5,652               2.30
          -                 -                 -          6.02      (11.67)     5,487               2.18
        .30               .20               .51          6.82      (27.42)     8,584               2.31
          -                 -                 -         10.12       11.83      9,925               2.45
        .02                 -               .02          6.49      (24.53)     4,525               2.90
        .02                 -               .02          8.63       45.82      7,676               2.92
          -                 -                 -          5.93      (12.35)     6,145               2.96
        .28               .16               .45          6.77      (27.93)     8,488               3.09
          -                 -                 -         10.04       10.95      6,269               3.20
        .02                 -               .02          6.52      (24.53)     1,173               2.85
        .02                 -               .02          8.67       45.84      3,474               2.85
          -                 -                 -          5.96      (12.16)     2,641               2.96
        .27               .16               .44          6.79      (28.01)     2,420               3.12
          -                 -                 -         10.06        1.73(f)   1,854               3.16(g)
        .02                 -               .02          6.70      (23.60)       120               1.71
        .05                 -               .11          8.80       47.38        337               1.74
          -                 -                 -          6.05      (19.06)(f)     82               1.68(g)
---------------------------------------------------------------------------------------------------------------
        .63                 -               .63         17.25        4.51     54,655                 na
       9.22                 -              9.23         17.13      215.58(f)  13,932               2.22(g)
        .52                 -               .52         17.26        4.12     57,283                 na
       9.22                 -              9.22         17.13      209.41(f)   5,900               2.96(g)
        .47                 -               .47         17.32        3.98     49,527                 na
        .42                 -               .43         17.13       51.80(f)   8,076               2.96(g)
        .70                 -               .70         17.37      (30.40)(f)     17                 na
        .67                 -               .67         17.39        5.01     19,178                 na
       9.22                 -              9.24         17.23      217.16(f)   5,246               1.93(g)
---------------------------------------------------------------------------------------------------------------
        .90                 -               .90         10.63      (13.91)     8,135               2.17
        .89                 -               .89         13.42       26.51     11,828               2.17
        .54                 -               .54         11.32        8.59     14,660               2.18
        .99                 -              1.09         10.93       (8.72)    19,692                 na
        .48                 -               .74         13.17       16.21     24,152                 na
        .90                 -               .90         10.30      (14.58)     4,769               2.99
        .89                 -               .89         13.14       25.31      7,316               2.99
        .54                 -               .54         11.19        7.69      7,495               2.97
        .90                 -              1.00         10.90       (9.33)    10,056                 na
        .48                 -               .68         13.12       15.30      8,968                 na
        .90                 -               .90          9.93      (14.88)       178               3.36
        .89                 -               .89         12.75       25.24        267               3.23
        .54                 -               .54         10.90        7.30        428               3.30
        .91                 -              1.01         10.67       (9.72)       727                 na
        .48                 -               .78         12.94        3.07(f       71                 na
        .90                 -               .90         10.73      (13.67)       155               1.95
        .89                 -               .89         13.50       26.77        179               1.96
        .54                 -               .54         11.36      (10.19)(f)    321               1.75(g)
---------------------------------------------------------------------------------------------------------------
        .05                 -               .05          9.74        9.86      5,549               2.29
          -                 -                 -          8.91       40.98      5,823               2.16
          -                 -               .04          6.32      (29.35)     1,345               2.22
       1.08               .28              1.58          9.01        6.95      3,907               2.10
        .02                 -               .02          9.56        9.27      3,157               2.80
          -                 -                 -          8.77       39.87      2,520               2.71
          -                 -               .04          6.27      (29.82)     1,320               2.90
       1.08               .28              1.53          9.00        6.28      2,706               2.86
        .05                 -               .05          9.40        9.49        715               2.70
          -                 -                 -          8.63       38.97        472               2.73
          -                 -               .04          6.21      (30.49)        41               3.57
       1.08               .28              1.51          9.00        6.08        124               3.08
        .06                 -               .06          9.74       10.17         22               2.02
          -                 -                 -          8.90       27.14(f)      26               1.87(g)


           RATIOS AND SUPPLEMENTAL DATA
      RATIO OF             RATIO OF
    EXPENSES TO         NET INVESTMENT
     AVERAGE NET         (LOSS) INCOME     PORTFOLIO
   ASSETS WITHOUT         TO AVERAGE      TURNOVER
REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
        3.50                 (.27)(c)         76
        3.28                  .13(c)          37
        3.47                  .88(c)          47
        2.39                  .09(c)          42
        2.82                 (.23)(c)         27
        4.28                (1.04)(c)         76
        3.90                 (.49)(c)         37
        4.25                  .10(c)          47
        3.17                 (.69)(c)         42
        3.57                 (.98)(c)         27
        4.23                (1.00)(c)         76
        3.83                 (.43)(c)         37
        4.25                  .10(c)          47
        3.20                 (.72)(c)         42
        3.53(g)              (.94)(c)(g)      27
        3.09                  .14(c)          76
        2.72                  .69(c)          37
        2.97(g)              1.38(c)(g)       47
---------------------------------------------------------------------------------------------------------------
        1.83                 (.36)            46
        6.10(g)              (.15)(c)(g)     108
        2.59                (1.12)            46
        6.84(g)              (.89)(c)(g)     108
        2.58                (1.11)            46
        6.84(g)              (.89)(c)(g)     108
        1.54                 (.07)            46
        1.55                 (.09)            46
        5.81(g)               .14(c)(g)      108
---------------------------------------------------------------------------------------------------------------
        3.11                  .16(c)         102
        2.77                  .09(c)          50
        2.54                  .16(c)          17
        2.07                  .58             45
        2.18                  .58             43
        3.93                 (.66)(c)        102
        3.59                 (.72)(c)         50
        3.33                 (.63)(c)         17
        2.82                 (.18)            45
        2.94                 (.17)            43
        4.30                (1.03)(c)        102
        3.83                 (.96)(c)         50
        3.66                 (.96)(c)         17
        2.82                 (.18)            45
        3.77(g)             (1.01)(g)         43
        2.89                  .38(c)         102
        2.56                  .31(c)          50
        2.11(g)               .59(c)(g)       17
---------------------------------------------------------------------------------------------------------------
        4.54                 (.69)(c)        134
        4.53                  .02(c)         157
        5.75                  .29(c)          98
        2.88                (1.10)(c)        199
        5.05                (1.20)(c)        134
        5.08                 (.53)(c)        157
        6.43                 (.39)(c)         98
        3.64                (1.86)(c)        199
        4.95                (1.10)(c)        134
        5.10                 (.55)(c)        157
        7.10                (1.06)(c)         98
        3.86                (2.08)(c)        199
        4.27                 (.42)(c)        134
        4.24(g)               .31(c)(g)      157

    FINANCIAL HIGHLIGHTS

                                                                SELECTED PER SHARE DATA
                                                                                   (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                  NET (LOSS)
                                                                NET ASSET            NET            GAIN ON
                                                                 VALUE,           INVESTMENT      SECURITIES       TOTAL FROM
                            SHARE                               BEGINNING           (LOSS)       (REALIZED AND     INVESTMENT
FUND NAME                   CLASS      FOR THE PERIOD FROM      OF PERIOD           INCOME        UNREALIZED)      OPERATIONS

IVY GLOBAL SCIENCE &          A         01/01 to   12/31/2000    $48.90             $ (.64)         $(20.38)        $(21.02)
TECHNOLOGY FUND                         01/01 to   12/31/1999     23.63               (.43)           29.27           28.84
                                        01/01 to   12/31/1998     17.47               (.36)(d)         6.52(d)         6.16
                                        01/01 to   12/31/1997     16.40               (.31)(d)         1.38(d)         1.07
                                     07/22(e) to   12/31/1996     10.00               (.06)(c)         6.49            6.43
                              B         01/01 to   12/31/2000     47.97               (.93)          (19.89)         (20.82)
                                        01/01 to   12/31/1999     23.31               (.62)           28.67           28.05
                                        01/01 to   12/31/1998     17.37               (.50)(d)         6.44(d)         5.94
                                        01/01 to   12/31/1997     16.44               (.32)(d)         1.25(d)          .93
                                     07/22(e) to   12/31/1996     10.00               (.06)(c)         6.52            6.46
                              C         01/01 to   12/31/2000     48.19              (1.10)          (19.81)         (20.91)
                                        01/01 to   12/31/1999     23.38               (.70)           28.87           28.17
                                        01/01 to   12/31/1998     17.40               (.48)(d)         6.46(d)         5.98
                                        01/01 to   12/31/1997     16.46               (.42)(d)         1.36(d)          .94
                                     07/22(e) to   12/31/1996     10.00               (.05)(c)         6.53            6.48
                           ADVISOR      01/01 to   12/31/2000     48.82               (.43)          (20.50)         (20.93)
                                        01/01 to   12/31/1999     23.62               (.24)           29.07           28.83
                                     04/15(e) to   12/31/1998     20.19               (.20)(d)         3.63(d)         3.43
                           --------------------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND        A         01/01 to   12/31/2000     47.09                .19           (12.44)         (12.25)
                                        01/01 to   12/31/1999     41.20                .30             8.31            8.61
                                        01/01 to   12/31/1998     39.03                .37             2.50            2.87
                                        01/01 to   12/31/1997     35.89                .24             3.47            3.71
                                        01/01 to   12/31/1996     30.67                .20             5.85            6.05
                              B         01/01 to   12/31/2000     46.78               (.17)          (12.33)         (12.50)
                                        01/01 to   12/31/1999     40.97               (.06)            8.27            8.21
                                        01/01 to   12/31/1998     38.82                  -             2.50            2.50
                                        01/01 to   12/31/1997     35.73               (.06)            3.44            3.38
                                        01/01 to   12/31/1996     30.67               (.01)            5.76            5.75
                              C         01/01 to   12/13/2000     46.57               (.19)          (12.28)         (12.47)
                                        01/01 to   12/31/1999     40.79               (.05)            8.23            8.18
                                        01/01 to   12/31/1998     38.64                  -             2.50            2.50
                                        01/01 to   12/31/1997     35.58               (.05)            3.42            3.37
                                     04/30(e) to   12/31/1996     32.68                  -             3.74            3.74
                              I         01/01 to   12/31/2000     47.09                .64           (12.74)         (12.10)
                                        01/01 to   12/31/1999     41.21                .52             8.34            8.86
                                        01/01 to   12/31/1998     39.06                .55             2.48            3.03
                                        01/01 to   12/31/1997     35.89                .32             3.56            3.88
                                        01/01 to   12/31/1996     30.67                .27             5.88            6.15
                           ADVISOR   08/31(e) to   12/31/2000     40.05                .02            (5.18)          (5.16)
                           --------------------------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL       A         01/01 to   12/31/2000     12.45               (.03)(c)(d)       .64(d)          .61
COMPANIES FUND                          01/01 to   12/31/1999      8.95               (.05)(c)         3.58            3.53
                                        01/01 to   12/31/1998      8.66                .04(c)           .41             .45
                                        01/01 to   12/31/1997     10.00               (.01)(c)        (1.24)          (1.25)
                              B         01/01 to   12/31/2000     12.30               (.13)(c)          .65             .52
                                        01/01 to   12/31/1999      8.92               (.13)(c)         3.54            3.41
                                        01/01 to   12/31/1998      8.63               (.03)(c)          .41             .38
                                        01/01 to   12/31/1997     10.00               (.05)(c)        (1.27)          (1.32)
                              C         01/01 to   12/31/2000     12.38               (.12)(c)          .64             .52
                                        01/01 to   12/31/1999      8.97               (.12)(c)         3.56            3.44
                                        01/01 to   12/31/1998      8.65               (.03)(c)          .42             .39
                                        01/01 to   12/31/1997     10.00               (.06)(c)        (1.25)          (1.31)
                           ADVISOR      01/01 to   12/31/2000     12.48                .02(c)(d)        .64(d)          .66
                                     07/01(e) to   12/31/1999      9.94                  -(c)          2.57            2.57

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY GLOBAL SCIENCE &         $   -          $   -
TECHNOLOGY FUND                  -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                           --------------------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND         .04              -
                               .24              -
                               .35              -
                               .21              -
                               .19              -
                               .04              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .05
                               .04              -
                                 -              -
                                 -              -
                               .01              -
                                 -            .20
                               .04              -
                               .42              -
                               .53              -
                               .32              -
                               .27            .02
                                 -            .04
                           --------------------------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL          -              -
COMPANIES FUND                   -              -
                                 -            .15
                                 -              -
                                 -              -
                                 -              -
                                 -            .08
                                 -              -
                                 -              -
                                 -              -
                                 -            .06
                                 -              -
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement
indirectly, if any, through an expense offset                   (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized
(c) Net investment (loss) income is net of expenses
reimbursed by Manager.
na -- not applicable

 62         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                          SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                 RATIO OF
                                                      NET ASSET             NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                      VALUE,      TOTAL      END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL        END OF      RETURN     PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS    PERIOD      (%)(A)      (000)       REIMBURSEMENT (%)(B)

      $   -             $ .35             $ .35        $27.53      (42.99)   $  32,016               na
       3.57                 -              3.57         48.90      122.56       41,516               na
          -                 -                 -         23.63       35.26       17,888               na
          -                 -                 -         17.47        6.53       12,159               na
        .03                 -               .03         16.40       64.34(f)     8,324             2.19(g)
          -               .35               .35         26.80      (43.41)      28,675               na
       3.39                 -              3.39         47.97      120.82       35,879               na
          -                 -                 -         23.31       34.20       10,197               na
          -                 -                 -         17.37        5.66        8,577               na
        .02                 -               .02         16.44       64.59(f)     3,425             2.99(g)
          -               .35               .35         26.93      (43.40)       9,977               na
       3.36                 -              3.36         48.19      120.98       18,769               na
          -                 -                 -         23.38       34.37        8,431               na
          -                 -                 -         17.40        5.71        6,348               na
        .02                 -               .02         16.46       64.84(f)     2,106             2.95(g)
          -               .35               .35         27.54      (42.88)         826               na
       3.63                 -              3.63         48.82      122.56          431               na
          -                 -                 -         23.62       16.99(f)        15               na
  -------------------------------------------------------------------------------------------------------------
       8.60                 -              8.64         26.20      (17.26)     588,282               na
       2.48                 -              2.72         47.09       21.05    1,573,615               na
        .22               .13               .70         41.20        7.34    1,613,797               na
        .26               .10               .57         39.03       10.38    1,705,772               na
        .64                 -               .83         35.89       19.72      989,254               na
       8.60                 -              8.64         25.64      (17.95)     280,782               na
       2.40                 -              2.40         46.78       20.15      540,514               na
        .22               .13               .35         40.97        6.43      542,997               na
        .21               .08               .29         38.82        9.46      568,521               na
        .64                 -               .69         35.73       18.76      312,161               na
       8.60                 -              8.64         25.46      (17.97)      57,337               na
       2.40                 -              2.40         46.57       20.16      143,320               na
        .22               .13               .35         40.79        6.46      154,378               na
        .21               .09               .31         38.64        9.50      174,880               na
        .64                 -               .84         35.58       11.45(f)    44,450               na
       8.60                 -              8.64         26.35      (16.92)      33,907               na
       2.52                 -              2.98         47.09       21.66      166,816               na
        .22               .13               .88         41.21        7.75      156,999               na
        .28               .11               .71         39.06       10.87      115,046               na
        .64                 -               .93         35.89       20.06       53,344               na
       8.60                 -              8.64         26.25      (12.09)(f)        4               na
  -------------------------------------------------------------------------------------------------------------
        .35                 -               .35         12.71        4.94        8,976             2.24
        .03                 -               .03         12.45       39.45        1,069             2.33
        .01                 -               .16          8.95        5.24          980             2.47
        .09                 -               .09          8.66      (12.52)         992             2.50
        .29                 -               .29         12.53        4.27        5,553             2.96
        .03                 -               .03         12.30       38.24        1,238             3.10
        .01                 -               .09          8.92        4.46        1,027             3.24
        .05                 -               .05          8.63      (13.19)       1,007             3.31
        .30                 -               .30         12.60        4.25        4,522             2.96
        .03                 -               .03         12.38       38.36        1,196             3.04
        .01                 -               .07          8.97        4.55        1,125             3.16
        .04                 -               .04          8.65      (13.14)       1,574             3.23
        .38                 -               .38         12.76        5.32        4,165             1.89
        .03                 -               .03         12.48       25.87(f)       291             1.83(g)


             RATIOS AND SUPPLEMENTAL DATA
        RATIO OF             RATIO OF
      EXPENSES TO         NET INVESTMENT
      AVERAGE NET         (LOSS) INCOME     PORTFOLIO
     ASSETS WITHOUT         TO AVERAGE      TURNOVER
  REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
          1.82                (1.53)            69
          1.98                (1.80)            62
          2.16                (1.88)            73
          2.11                (1.91)            54
          2.90(g)             (2.18)(c)(g)      23
          2.55                (2.26)            69
          2.74                (2.55)            62
          2.95                (2.67)            73
          2.92                (2.72)            54
          3.70(g)             (2.98)(c)(g)      23
          2.53                (2.23)            69
          2.68                (2.49)            62
          2.84                (2.56)            73
          2.85                (2.65)            54
          3.66(g)             (2.94)(c)(g)      23
          1.64                (1.34)            69
          1.89                (1.71)            62
          2.18(g)             (1.91)(g)         73
  -------------------------------------------------------------------------------------------------------------
          1.66                  .37             91
          1.66                  .63              7
          1.58                  .83             15
          1.59                  .68              8
          1.65                  .76             14
          2.50                 (.47)            91
          2.42                 (.13)             7
          2.41                 (.01)            15
          2.42                 (.15)             8
          2.45                 (.04)            14
          2.49                 (.46)            91
          2.42                 (.13)             7
          2.40                  .01             15
          2.41                 (.14)             8
          2.44(g)              (.03)(g)         14
          1.24                  .79             91
          1.18                 1.11              7
          1.18                 1.23             15
          1.18                 1.08              8
          1.25                 1.16             14
          2.10(g)              (.08)(g)         91
  -------------------------------------------------------------------------------------------------------------
          3.77                 (.21)(c)        124
          8.56                 (.47)(c)         98
          6.38                  .39(c)          18
          4.87                 (.11)(c)         10
          4.49                 (.93)(c)        124
          9.33                (1.23)(c)         98
          7.15                 (.38)(c)         18
          5.68                 (.91)(c)         10
          4.49                 (.93)(c)        124
          9.27                (1.18)(c)         98
          7.07                 (.30)(c)         18
          5.60                 (.83)(c)         10
          3.42                  .15(c)         124
          8.06(g)               .03(c)(g)       98

    FINANCIAL HIGHLIGHTS

                                                               SELECTED PER SHARE DATA
                                                                                  (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                  NET (LOSS)
                                                               NET ASSET              NET           GAIN ON
                                                                VALUE,            INVESTMENT      SECURITIES     TOTAL FROM
                            SHARE                              BEGINNING            (LOSS)       (REALIZED AND   INVESTMENT
FUND NAME                   CLASS     FOR THE PERIOD FROM      OF PERIOD            INCOME        UNREALIZED)    OPERATIONS

IVY INTERNATIONAL             A        01/01 to   12/31/2000    $11.99           $  .14 (c)         $(1.01)        $ (.87)
VALUE FUND                             01/01 to   12/31/1999      9.48              .09 (c)           2.54           2.63
                                       01/01 to   12/31/1998      8.98              .08 (c)            .52            .60
                                    05/13(e) to   12/31/1997     10.01               -  (c)(d)       (1.03)(d)      (1.03)
                              B        01/01 to   12/31/2000     11.91              .02 (c)           (.96)          (.94)
                                       01/01 to   12/31/1999      9.42              .01 (c)           2.51           2.52
                                       01/01 to   12/31/1998      8.93              .01 (c)            .51            .52
                                    05/13(e) to   12/31/1997     10.01             (.02)(c)(d)       (1.06)(d)      (1.08)
                              C        01/01 to   12/31/2000     11.92              .02 (c)           (.97)          (.95)
                                       01/01 to   12/31/1999      9.42              .02 (c)           2.51           2.53
                                       01/01 to   12/31/1998      8.93              .01 (c)            .51            .52
                                    05/13(e) to   12/31/1997     10.01             (.02)(c)(d)       (1.06)(d)      (1.08)
                           ADVISOR     01/01 to   12/31/2000     11.99              .50 (c)          (1.33)          (.83)
                                       01/01 to   12/31/1999      9.48              .04 (c)           2.64           2.68
                                    02/23(e) to   12/31/1998      9.63              .11 (c)           (.13)          (.02)
                           ------------------------------------------------------------------------------------------------
IVY PACIFIC                   A        01/01 to   12/31/2000      9.15              .07 (c)          (1.74)         (1.67)
OPPORTUNITIES FUND                     01/01 to   12/31/1999      6.30              .08 (c)           2.86           2.94
                                       01/01 to   12/31/1998      8.04              .13 (c)          (1.78)         (1.65)
                                       01/01 to   12/31/1997     10.30              .02 (c)(d)       (2.28)(d)      (2.26)
                                       01/01 to   12/31/1996      8.58              .03 (c)           1.74           1.77
                              B        01/01 to   12/31/2000      9.04              .01 (c)          (1.71)         (1.70)
                                       01/01 to   12/31/1999      6.24              .02 (c)           2.81           2.83
                                       01/01 to   12/31/1998      7.96              .05 (c)          (1.73)         (1.68)
                                       01/01 to   12/31/1997     10.28             (.04)(c)(d)       (2.28)(d)      (2.32)
                                       01/01 to   12/31/1996      8.58             (.04)(c)           1.74           1.70
                              C        01/01 to   12/31/2000      9.07              .01 (c)          (1.71)         (1.70)
                                       01/01 to   12/31/1999      6.25              .02 (c)           2.82           2.84
                                       01/01 to   12/31/1998      7.94              .08 (c)          (1.75)         (1.67)
                                       01/01 to   12/31/1997     10.24             (.03)(c)(d)       (2.27)(d)      (2.30)
                                    04/30(e) to   12/31/1996      9.44               -  (c)            .89            .89
                           ADVISOR     01/01 to   12/31/2000      9.03              .12 (c)(d)       (1.82)(d)      (1.70)
                                       01/01 to   12/31/1999      6.27              .04 (c)           2.86           2.90
                                    02/10(e) to   12/31/1998      7.89              .08 (c)          (1.62)         (1.54)
                           ------------------------------------------------------------------------------------------------
IVY GROWTH FUND               A        01/01 to   12/13/2000     22.15             (.15)             (4.84)         (4.99)
                                       01/01 to   12/13/1999     19.88             (.32)              6.61           6.29
                                       01/01 to   12/13/1998     17.80              .01               2.49           2.50
                                       01/01 to   12/13/1997     17.76              .02               1.98           2.00
                                       01/01 to   12/13/1996     16.75              .02 (c)           2.86           2.88
                              B        01/01 to   12/13/2000     21.72             (.30)             (4.76)         (5.06)
                                       01/01 to   12/13/1999     19.60             (.21)              6.17           5.96
                                       01/01 to   12/13/1998     17.72             (.16)              2.46           2.30
                                       01/01 to   12/13/1997     17.69             (.14)              1.96           1.82
                                       01/01 to   12/13/1996     16.75             (.13)(c)           2.81           2.68
                              C        01/01 to   12/13/2000     21.28             (.26)             (4.70)         (4.96)
                                       01/01 to   12/13/1999     19.27             (.25)              6.08           5.83
                                       01/01 to   12/13/1998     17.47             (.16)              2.38           2.22
                                       01/01 to   12/13/1997     17.59             (.07)              1.86           1.79
                                    04/30(e) to   12/31/1996     18.46             (.06)(c)           1.02            .96
                           ADVISOR     01/01 to   12/31/2000     22.18             (.15)             (4.86)         (5.01)
                                       01/01 to   12/31/1999     19.91             (.04)              6.33           6.29
                                    04/30(e) to   12/31/1998     20.36              .03               (.06)          (.03)
                           ------------------------------------------------------------------------------------------------
IVY US BLUE CHIP FUND         A        01/01 to   12/31/2000     12.32             (.03)(c)          (1.54)         (1.57)
                                       01/01 to   12/31/1999     10.74             (.01)(c)           1.66           1.65
                                    11/06(e) to   12/31/1998     10.00               -  (c)(d)         .74(d)         .74
                              B        01/01 to   12/31/2000     12.29             (.09)(c)          (1.56)         (1.65)
                                       01/01 to   12/31/1999     10.72             (.07)(c)           1.65           1.58
                                    11/06(e) to   12/31/1998     10.30             (.01)(c)(d)         .43(d)         .42

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY INTERNATIONAL            $ .04          $   -
VALUE FUND                     .10              -
                               .08              -
                                 -              -
                               .01              -
                               .01              -
                               .01              -
                                 -              -
                               .01              -
                               .01              -
                               .01              -
                                 -              -
                               .05              -
                               .10              -
                               .11              -
                           ------------------------------------------------------------------------------------------------
IVY PACIFIC                    .06              -
OPPORTUNITIES FUND             .08              -
                               .09              -
                                 -              -
                               .03            .02
                               .01              -
                               .02              -
                               .04              -
                                 -              -
                                 -              -
                               .06              -
                               .01              -
                               .02              -
                                 -              -
                                 -            .09
                               .03              -
                               .13              -
                               .08              -
                           ------------------------------------------------------------------------------------------------
IVY GROWTH FUND                  -              -
                                 -              -
                               .02              -
                               .02            .13
                               .02            .11
                                 -              -
                                 -              -
                               .02              -
                                 -            .07
                                 -              -
                                 -              -
                                 -              -
                               .02              -
                                 -            .13
                                 -            .09
                                 -              -
                                 -              -
                               .02              -
                           ------------------------------------------------------------------------------------------------
IVY US BLUE CHIP FUND            -              -
                               .07              -
                                 -              -
                                 -              -
                               .01              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement
indirectly, if any, through an expense offset                   (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized
(c) Net investment (loss) income is net of expenses
reimbursed by Manager.
na -- not applicable

 64         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                          SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                     RATIOS AND SUPPLEMENTAL DATA
                                                                                                  RATIO OF
                                                      NET ASSET              NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,      TOTAL      END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF      RETURN     PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)      (000)       REIMBURSEMENT (%)(B)

      $ .07             $   -             $ .11         $11.01       (7.25)    $ 23,565              1.74
        .02                 -               .12          11.99       27.79       32,624              1.72
        .02                 -               .10           9.48        6.63       24,993              1.74
          -                 -                 -           8.98      (10.29)(f)   16,202              1.80(g)
        .02                 -               .03          10.94       (7.94)      75,609              2.51
        .02                 -               .03          11.91       26.81       95,363              2.51
        .02                 -               .03           9.42        5.84       80,938              2.49
          -                 -                 -           8.93      (10.29)(f)   53,652              2.63(g)
        .02                 -               .03          10.94       (7.97)      29,726              2.51
        .02                 -               .03          11.92       26.91       43,995              2.49
        .02                 -               .03           9.42        5.79       40,408              2.52
          -                 -                 -           8.93      (10.79)(f)   27,074              2.63(g)
        .08                 -               .13          11.03       (6.90)         668              1.35
        .07                 -               .17          11.99       28.30        2,748              1.38
        .02                 -               .13           9.48        (.15)(f)      510              1.32(g)
  --------------------------------------------------------------------------------------------------------------
          -                 -               .06           7.42      (18.25)       9,096              2.16
        .01                 -               .09           9.15       46.72       12,738              2.19
          -                 -               .09           6.30      (20.56)       9,061              2.30
          -                 -                 -           8.04      (21.94)      12,020              2.44
          -                 -               .05          10.30       20.50       15,290              2.20
          -                 -               .01           7.33      (18.80)       6,462              2.92
        .01                 -               .03           9.04       45.33        7,508              2.97
          -                 -               .04           6.24      (21.04)       6,080              3.08
          -                 -                 -           7.96      (22.57)       7,893              3.17
          -                 -                 -          10.28       19.67        8,995              2.95
          -                 -               .06           7.31      (18.79)       1,539              3.03
        .01                 -               .02           9.07       45.41          776              3.03
          -                 -               .02           6.25      (21.02)         704              2.98
          -                 -                 -           7.94      (22.46)       1,129              3.05
          -                 -               .09          10.24        9.39(f)       449              2.71(g)
          -                 -               .03           7.30      (18.77)          42              1.77
        .01                 -               .14           9.03       46.29          313              1.79
          -                 -               .08           6.27      (19.56)(f)       10              2.92(g)
  --------------------------------------------------------------------------------------------------------------
       2.18                 -              2.18          14.98      (22.31)     261,744                na
       4.02                 -              4.02          22.15       31.87      363,723                na
        .40                 -               .42          19.88       14.05      318,444                na
       1.81                 -              1.96          17.80       11.69      320,000                na
       1.74                 -              1.87          17.76       17.22      314,908              1.45
       2.18                 -              2.18          14.48      (23.07)       7,517                na
       3.84                 -              3.84          21.72       30.63        8,070                na
        .40                 -               .42          19.60       12.99        4,889                na
       1.72                 -              1.79          17.72       10.69        4,433                na
       1.74                 -              1.74          17.69       16.02        3,850              2.37
       2.18                 -              2.18          14.14      (23.08)         744                na
       3.82                 -              3.82          21.28       30.43          576                na
        .40                 -               .42          19.27       12.72          263                na
       1.78                 -              1.91          17.47       10.58          400                na
       1.74                 -              1.83          17.59        5.20(f)        90              2.44(g)
       2.18                 -              2.18          14.99      (22.37)         359                na
       4.02                 -              4.02          22.18       31.78          438                na
        .40                 -               .42          19.91        (.14)(f)      347                na(g)
  --------------------------------------------------------------------------------------------------------------
        .16                 -               .16          10.59      (12.69)      57,584              1.57
          -                 -               .07          12.32       15.35        3,353              1.46
          -                 -                 -          10.74        7.40(f)       726              1.43(g)
        .16                 -               .16          10.48      (13.37)      24,314              2.31
          -                 -               .01          12.29       14.74        8,742              2.15
          -                 -                 -          10.72        4.08(f)     1,047              2.13(g)


             RATIOS AND SUPPLEMENTAL DATA
        RATIO OF             RATIO OF
      EXPENSES TO         NET INVESTMENT
      AVERAGE NET         INCOME (LOSS)     PORTFOLIO
     ASSETS WITHOUT         TO AVERAGE      TURNOVER
  REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
          1.92                  .96(c)          36
          1.87                  .92(c)          21
          1.88                  .80(c)          16
          2.11(g)               .12(c)(g)       10
          2.69                  .20(c)          36
          2.66                  .12(c)          21
          2.63                  .05(c)          16
          2.94(g)              (.71)(c)(g)      10
          2.69                  .19(c)          36
          2.64                  .14(c)          21
          2.66                  .03(c)          16
          2.94(g)              (.71)(c)(g)      10
          1.53                 1.36(c)          36
          1.53                 1.25(c)          21
          1.45(g)              1.23(c)(g)       16
  --------------------------------------------------------------------------------------------------------------
          3.10                  .83(c)         108
          2.84                 1.01(c)          23
          2.86                 1.60(c)          56
          2.51                  .28(c)          20
          2.48                  .32(c)          22
          3.86                  .07(c)         108
          3.62                  .24(c)          23
          3.64                  .82(c)          56
          3.24                 (.45)(c)         20
          3.23                 (.43)(c)         22
          3.97                 (.03)(c)        108
          3.68                  .18(c)          23
          3.54                  .92(c)          56
          3.12                 (.33)(c)         20
          2.99(g)              (.19)(c)(g)      22
          2.71                 1.23(c)         108
          2.44                 1.42(c)          23
          3.48(g)               .98(c)(g)       56
  --------------------------------------------------------------------------------------------------------------
          1.34                 (.73)            94
          1.38                 (.13)            51
          1.38                  .03             59
          1.38                  .13             39
          1.45                  .13(c)          72
          2.31                (1.70)            94
          2.34                (1.09)            51
          2.32                 (.90)            59
          2.30                 (.79)            39
          2.37                 (.79)(c)         72
          2.33                (1.72)            94
          2.47                (1.22)            51
          2.53                (1.11)            59
          2.33                 (.82)            39
          2.44(g)              (.86)(c)(g)      72
          1.41                 (.80)            94
          1.42                 (.17)            51
          1.18(g)               .24(g)          59
  --------------------------------------------------------------------------------------------------------------
          1.81                 (.47)(c)         69
          3.49                 (.12)(c)         80
          6.34(g)               .02(c)(g)        3
          2.55                (1.21)(c)         69
          4.18                 (.81)(c)         80
          7.04(g)              (.68)(c)(g)       3

    FINANCIAL HIGHLIGHTS

                                                              SELECTED PER SHARE DATA
                                                                                     (LOSS) INCOME FROM INVESTMENT
                                                                                              OPERATIONS
                                                                                               NET (LOSS)
                                                                NET ASSET          NET           GAIN ON
                                                                 VALUE,         INVESTMENT     SECURITIES     TOTAL FROM
                            SHARE                               BEGINNING         (LOSS)      (REALIZED AND   INVESTMENT
FUND NAME                   CLASS      FOR THE PERIOD FROM      OF PERIOD         INCOME       UNREALIZED)    OPERATIONS

IVY US BLUE CHIP FUND         C         01/01 to   12/31/2000    $12.30        $(.12)(c)         $ (1.53)      $ (1.65)
(CONTINUED)                             01/01 to   12/31/1999     10.72         (.07)(c)            1.66          1.59
                                     11/06(e) to   12/31/1998     10.30         (.01)(c)(d)          .43(d)        .42
                           ADVISOR      01/01 to   12/31/2000     12.35         (.01)(c)           (1.53)        (1.54)
                                        01/01 to   12/31/1999     10.74          .02 (c)            1.69          1.71
                                     11/02(e) to   12/31/1998     10.00          .01 (c)(d)          .73(d)        .74
                           ---------------------------------------------------------------------------------------------
IVY US EMERGING               A         01/01 to   12/31/2000     47.29         (.50)             (11.94)       (12.44)
GROWTH FUND                             01/01 to   12/31/1999     32.65         (.49)              20.70         20.21
                                        01/01 to   12/31/1998     27.67         (.44)(d)            5.42(d)       4.98
                                        01/01 to   12/31/1997     26.54         (.41)(d)            1.54(d)       1.13
                                        01/01 to   12/31/1996     24.12         (.35)               4.84          4.49
                              B         01/01 to   12/31/2000     46.01         (.81)             (11.56)       (12.37)
                                        01/01 to   12/31/1999     31.93         (.77)              20.15         19.38
                                        01/01 to   12/31/1998     27.26         (.65)(d)            5.32(d)       4.67
                                        01/01 to   12/31/1997     26.33         (.33)(d)            1.26(d)        .93
                                        01/01 to   12/31/1996     24.12         (.40)               4.68          4.28
                              C         01/01 to   12/31/2000     45.98         (.92)             (11.44)       (12.36)
                                        01/01 to   12/31/1999     31.91         (.80)              20.19         19.39
                                        01/01 to   12/31/1998     27.23         (.63)(d)            5.31(d)       4.68
                                        01/01 to   12/31/1997     26.29         (.34)(d)            1.28(d)        .94
                                     04/30(e) to   12/31/1996     29.69         (.14)              (1.19)        (1.33)
                           ADVISOR      01/01 to   12/31/2000     47.57         (.40)             (12.06)       (12.46)
                                        01/01 to   12/31/1999     32.79         (.44)              20.85         20.41
                                     02/18(e) to   12/31/1998     28.82         (.23)(d)            4.20(d)       3.97
                           ---------------------------------------------------------------------------------------------
IVY BOND FUND                 A         01/01 to   12/31/2000      8.29          .55                (.40)          .15
                                        01/01 to   12/31/1999      9.54          .67               (1.24)         (.57)
                                        01/01 to   12/31/1998     10.22          .69                (.69)            -
                                        01/01 to   12/31/1997      9.80          .80                 .42          1.22
                                        01/01 to   12/31/1996      9.78          .72                 .03           .75
                              B         01/01 to   12/31/2000      8.28          .48                (.40)          .08
                                        01/01 to   12/31/1999      9.53          .59               (1.24)         (.65)
                                        01/01 to   12/31/1998     10.22          .59                (.67)         (.08)
                                        01/01 to   12/31/1997      9.80          .68                 .46          1.14
                                        01/01 to   12/31/1996      9.78          .64                 .04           .68
                              C         01/01 to   12/31/2000      8.31          .48                (.40)          .08
                                        01/01 to   12/31/1999      9.55          .62               (1.25)         (.63)
                                        01/01 to   12/31/1998     10.24          .60                (.68)         (.08)
                                        01/01 to   12/31/1997      9.82          .64                 .48          1.12
                                     04/30(e) to   12/31/1996      9.44          .39                 .43           .82
                           ADVISOR      01/01 to   12/31/2000      8.28          .56                (.38)          .18
                                        01/01 to   12/31/1999      9.54          .67               (1.24)         (.57)
                                     01/20(e) to   12/31/1998     10.28          .69                (.72)         (.03)
                           ---------------------------------------------------------------------------------------------
IVY MONEY MARKET FUND(H)      A         01/01 to   12/31/2000      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1999      1.00          .04 (c)               -           .04
                                        01/01 to   12/31/1998      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1997      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1996      1.00          .04 (c)               -           .04
                              B         01/01 to   12/31/2000      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1999      1.00          .04 (c)               -           .04
                                        01/01 to   12/31/1998      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1997      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1996      1.00          .05 (c)               -           .05
                              C         01/01 to   12/31/2000      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1999      1.00          .04 (c)               -           .04
                                        01/01 to   12/31/1998      1.00          .05 (c)               -           .05
                                        01/01 to   12/31/1997      1.00          .05 (c)               -           .05
                                     04/30(e) to   12/31/1996      1.00          .03 (c)               -           .03

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY US BLUE CHIP FUND        $   -          $   -
(CONTINUED)                    .01              -
                                 -              -
                                 -              -
                               .10              -
                                 -              -
                           ---------------------------------------------------------------------------------------------   ---------
IVY US EMERGING                  -              -
GROWTH FUND                      -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                           ---------------------------------------------------------------------------------------------   ---------
IVY BOND FUND                  .55              -
                               .67            .01
                               .68              -
                               .80              -
                               .72            .01
                               .48              -
                               .59            .01
                               .59            .02
                               .72              -
                               .64            .02
                               .48              -
                               .61              -
                               .60            .01
                               .70              -
                               .39            .05
                               .56              -
                               .67            .02
                               .69            .02
                           ---------------------------------------------------------------------------------------------   ---------
IVY MONEY MARKET FUND(H)       .05              -
                               .04              -
                               .05              -
                               .05              -
                               .04              -
                               .05              -
                               .04              -
                               .05              -
                               .05              -
                               .05              -
                               .05              -
                               .04              -
                               .05              -
                               .05              -
                               .03              -

(a) Total return does not reflect a sales charge.               (f) Total return represents aggregate total return.
(b) From 1995 to 1997, total expenses include fees paid         (g) Annualized
indirectly, if any, through an expense offset                   (h) The seven day and thirty day yield for Class A shares at
arrangement.                                                    December 31, 2000 was 5.77%. The seven day yield for Class B
(c) Net investment (loss) income is net of expenses             shares at December 31, 2000 was 5.83% and the thirty day
reimbursed by Manager.                                          yield was 5.76%. The seven day yield for Class C shares at
(d) Based on average shares outstanding.                        December 31, 2000 was 5.91% and the thirty day yield was
(e) Commencement                                                5.87% (unaudited).
na -- not applicable

 66         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                          SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                     RATIOS AND SUPPLEMENTAL DATA
                                                                                                  RATIO OF
                                                      NET ASSET              NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,      TOTAL      END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF      RETURN     PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)      (000)       REIMBURSEMENT (%)(B)

      $ 0.16            $    -           $  .16         $10.49      (13.36)    $ 2,965              2.30
           -                 -              .01          12.30       14.84       2,497              2.08
           -                 -                -          10.72        4.08(f)      110              2.22(g)
        0.16                 -              .16          10.65      (12.42)      1,061              1.24
           -                 -              .10          12.35       15.89         920              1.10
           -                 -                -          10.74        7.40(f)      537              1.08(g)
  --------------------------------------------------------------------------------------------------------------
        4.54                 -             4.54          30.31      (25.81)     78,840                na
        5.57                 -             5.57          47.29       62.47     101,798                na
           -                 -                -          32.65       18.00      62,961                na
           -                 -                -          27.67        4.26      64,910                na
        2.07                 -             2.07          26.54       18.52      55,944                na
        4.54                 -             4.54          29.10      (26.38)     56,036                na
        5.30                 -             5.30          46.01       61.27      79,659                na
           -                 -                -          31.93       17.13      52,940                na
           -                 -                -          27.26        3.53      47,789                na
        2.07                 -             2.07          26.33       17.65      35,321                na
        4.54                 -             4.54          29.08      (26.37)      9,048                na
        5.32                 -             5.32          45.98       61.32      15,438                na
           -                 -                -          31.91       17.19       9,664                na
           -                 -                -          27.23        3.58       9,484                na
        2.07                 -             2.07          26.29       (4.48)(f)   4,018                na
        4.54                 -             4.54          30.57      (25.70)      1,987                na
        5.63                 -             5.63          47.57       62.85       1,432                na
           -                 -                -          32.79       13.78(f)      740                na
  --------------------------------------------------------------------------------------------------------------
           -                 -              .55           7.89        1.89      52,305                na
           -                 -              .68           8.29       (6.17)     69,249                na
           -                 -              .68           9.54           -     109,445                na
           -                 -              .80          10.22       11.87     106,497                na
           -                 -              .73           9.80        8.06      97,881                na
           -                 -              .48           7.88        1.03      20,079                na
           -                 -              .60           8.28       (6.97)     27,550                na
           -                 -              .61           9.53        (.81)     42,166                na
           -                 -              .72          10.22       11.12      18,499                na
           -                 -              .66           9.80        7.25       5,300                na
           -                 -              .48           7.91        1.07       2,726                na
           -                 -              .61           8.31       (6.81)      3,928                na
           -                 -              .61           9.55        (.81)     11,266                na
           -                 -              .70          10.24       11.11       6,580                na
           -                 -              .44           9.82        8.81(f)      618                na
           -                 -              .56           7.90        2.26         192                na
           -                 -              .69           8.28       (6.21)        332                na
           -                 -              .71           9.54        (.30)(f)     347                na
  --------------------------------------------------------------------------------------------------------------
           -                 -              .05           1.00        5.37      20,394              0.85
           -                 -              .04           1.00        4.16      18,524               .88
           -                 -              .05           1.00        4.51      19,103               .87
           -                 -              .05           1.00        4.60      15,385               .88
           -                 -              .04           1.00        4.47      21,359               .86
           -                 -              .05           1.00        5.35       5,872               .87
           -                 -              .04           1.00        4.30       7,486               .77
           -                 -              .05           1.00        4.59       6,636               .76
           -                 -              .05           1.00        4.77       3,812               .70
           -                 -              .05           1.00        4.57       3,474               .77
           -                 -              .05           1.00        5.65       1,975               .72
           -                 -              .04           1.00        4.14         372               .87
           -                 -              .05           1.00        4.55         423               .81
           -                 -              .05           1.00        4.78         405               .70
           -                 -              .03           1.00        4.78(f)       74               .56(g)


                  RATIOS AND SUPPLEMENTAL DATA
             RATIO OF             RATIO OF
           EXPENSES TO         NET INVESTMENT
           AVERAGE NET         (LOSS) INCOME     PORTFOLIO
          ASSETS WITHOUT         TO AVERAGE      TURNOVER
       REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
               2.54                (1.20)(c)         69
               4.11                 (.74)(c)         80
               7.13(g)              (.77)(c)(g)       3
               1.48                 (.13)(c)         69
               3.13                  .24(c)          80
               5.99(g)               .37(c)(g)        3
  --------------------------------------------------------------------------------------------------------------
               1.55                (1.23)            83
               1.69                (1.53)           107
               1.70                (1.48)            67
               1.67                (1.37)            65
               1.76                (1.31)            68
               2.31                (2.00)            83
               2.43                (2.27)           107
               2.45                (2.23)            67
               2.43                (2.13)            65
               2.52                (2.07)            68
               2.30                (1.98)            83
              (2.23)                 107
              (2.18)                  67
               2.39                (2.09)            65
               2.52(g)             (2.07)(g)         68
               1.36                (1.04)            83
               1.46                (1.30)           107
               1.22(g)             (1.00)(g)         67
  --------------------------------------------------------------------------------------------------------------
               1.62                 6.71             26
               1.52                 7.40             28
               1.39                 6.88             43
               1.47                 7.08             71
               1.56                 7.36             90
               2.45                 5.88             26
               2.36                 6.55             28
               2.13                 6.13             43
               2.21                 6.35             71
               2.19                 6.62             90
               2.40                 5.93             26
               2.26                 6.65             28
               2.12                 6.15             43
               2.20                 6.35             71
               2.35(g)              6.56(g)          90
               1.49                 6.84             26
               1.43                 7.49             28
              1.11(g)               7.16(g)          43
  --------------------------------------------------------------------------------------------------------------
               1.52                 5.38(c)          na
               1.40                 4.17(c)          na
               1.42                 4.50(c)          na
               1.57                 4.60(c)          na
               1.86                 4.47(c)          na
               1.54                 5.36(c)          na
               1.29                 4.28(c)          na
               1.31                 4.61(c)          na
               1.39                 4.77(c)          na
               1.77                 4.57(c)          na
               1.39                 5.51(c)          na
               1.39                 4.18(c)          na
               1.36                 4.56(c)          na
               1.39                 4.78(c)          na
               1.56(g)              4.78(c)(g)       na

    NOTES TO FINANCIAL STATEMENTS

    December 31, 2000

Ivy Developing Markets Fund ("Developing Markets") which was formerly Ivy Developing Nations Fund, Ivy European Opportunities Fund ("European Opportunities"), Ivy Global Fund ("Global"), Ivy Global Natural Resources Fund ("Global Natural"), Ivy Global Science & Technology Fund ("Science & Technology"), Ivy International Fund ("International"), Ivy International Small Companies Fund ("Small Companies"), Ivy International Value Fund ("International Value") which was formerly Ivy International Fund II, Ivy Pacific Opportunities Fund ("Pacific Opportunities") which was formerly Ivy China Region Fund, Ivy Growth Fund ("Growth"), Ivy US Blue Chip Fund ("Blue Chip"), Ivy US Emerging Growth Fund ("Emerging Growth"), Ivy Bond Fund ("Bond"), and Ivy Money Market Fund ("Money Market"), (the "Funds"), are each a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. European Opportunities, Science & Technology, International, Small Companies, International Value, Blue Chip and Bond also have an unlimited number of shares of Class I authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a US or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale at the end of regular trading will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 2000, a security was determined to have no value by the Valuation Committee and has been noted as such in each Fund's respective portfolio of investments for International Value and Growth. As of December 31, 2000, Board valued securities for Bond amounted to $2,592,023 (3.4% of net assets) and have been noted as such in Bond's Portfolio of Investments. There were no other Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Funds' sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- Cash amounts on deposit with the Funds' custodian earn interest at variable interest rates. At December 31, 2000, the interest rate was 5.25%. Amounts classified as Due to Custodian at year end represent bank overdrafts.

FEDERAL INCOME TAXES -- The Funds intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of their taxable income to shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The following Funds earned foreign source dividends that were subject to foreign withholding tax in the amounts noted below. The Funds intend to elect to pass through to their shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

                                                  FOREIGN       FOREIGN
                                                  SOURCE      WITHHOLDING
FUND                                             DIVIDENDS        TAX
Developing Markets                              $   270,383   $   23,528
European Opportunities                            2,664,040      331,020
Global                                              323,791       22,487
International                                    34,305,250    2,111,258
International Value                               4,057,738      283,407

The following Funds have net tax-basis capital loss carryovers as of December 31, 2000 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover amounts and expiration dates are as follows:

                                                               December 31, 2000

                    CAPITAL LOSS
FUND                 CARRYOVER               EXPIRATION DATE(S)
Developing          $10,334,000    $155,000 in 2005, $6,822,000 in 2006,
 Markets*                          $1,688,000 in 2007 and $1,669,000 in
                                   2008.
Global Natural*       7,795,000    $3,663,000 in 2006 and $4,132,000 in
                                   2007.
Science &             1,283,000    2008.
 Technology
International         4,168,000    $3,103,000 in 2006 and $1,065,000 in
 Value                             2008.
Pacific               8,655,000    $264,000 in 2002, $203,000 in 2003,
 Opportunities                     $1,033,000 in 2004, $416,000 in 2005,
                                   $5,759,000 in 2006, $128,000 in 2007
                                   and $852,000 in 2008.
Bond                 25,123,000    $2,215,000 in 2003, $366,000 in 2006,
                                   $12,226,000 in 2007 and $10,316,000 in
                                   2008.

* To the extent provided by the Code, the capital losses may be carried forward to offset future taxable gains, if any, which expire on varying dates, if not previously utilized, through the year 2008.

Pursuant to Code Section 852, the following Funds designate long-term capital gain distributions for the taxable year ended December 31, 2000:

                                                    AMOUNT OF LONG-TERM
FUND                                             CAPITAL GAIN DISTRIBUTIONS
European Opportunities                                  $    207,202
Global                                                       991,398
Science & Technology                                         101,224
International                                            595,472,295
Small Companies                                              432,162
Growth                                                    34,435,937
Blue Chip                                                  1,306,937
Emerging Growth                                           18,668,556

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly for Bond and declared daily and paid monthly for Money Market. Distributions from net investment income for all other Funds and capital gains for all Funds, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into US dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to gain exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge a Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of unrealized appreciation (depreciation) of forward foreign currency contracts reflected in each Funds' Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS -- Offering costs incurred for European Opportunities have been amortized over a one year period beginning the date the Fund commenced operations which was May 3, 1999.

DEFERRED ORGANIZATION EXPENSES -- Certain Funds incurred expenses prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", in connection with each Funds' organization. Such amounts have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from

    NOTES TO FINANCIAL STATEMENTS

    December 31, 2000

accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss, non-deductible organization expenses and non-deductible offering costs, if applicable. As a result, Net investment (loss) income and Net realized (loss) gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, each of the Funds may make reclassifications among certain of their capital accounts without impacting the net asset value of each respective Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Funds. For its services, IMI receives a fee monthly for European Opportunities at the annual rate of 1.00% on the first $250 million in average net assets, .85% on the next $250 million in average net assets and .75% on average net assets in excess of $500 million, for Growth at the annual rate of .85% of the first $350 million in average net assets, and .75% for average net assets in excess of $350 million, for Blue Chip at the annual rate of .75% of average net assets, for Emerging Growth at the annual rate of .85% of average net assets, for Money Market at the annual rate of .40% of average net assets. The fee for Global is 1.00% on the first $500 million in average net assets, and .75% for average net assets in excess of $500 million. For Bond through August 31, 2000 the fee was
 .75% of the first $100 million in average net assets and .50% of average net assets in excess of $100 million. Effective September 1, 2000, the fee for Bond changed to .50% of the first $500 million in average net assets and .40% of average net assets over $500 million and .40% of average net assets over $500 million. For International, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's first $2.5 billion in average net assets and .90% of the Fund's average net assets in excess of $2.5 billion. For Global Natural, IMI receives a fee monthly at the annual rate of .50% of the Fund's average net assets. For European Opportunities and Small Companies, Henderson Investment Management Limited is the sub-advisor of the Funds. For Small Companies, Henderson served as sub-advisor with respect to 50% of the net assets from February 1, 1999 to November 6, 2000. Since November 7, 2000, Henderson has served as sub-advisor with respect to 100% of the net assets of Small Companies. IMI, not the Funds is obligated to compensate the sub-advisor. For Global Natural, Mackenzie Financial Corporation ("MFC") is the sub-advisor of the Fund. MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI. For all other funds, IMI receives a fee monthly at the annual rate of 1.00% of each Fund's average net assets.

Currently, for Developing Markets, Global, Global Natural, Small Companies and Pacific Opportunities, IMI voluntarily limits each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of each Fund's average net assets. Currently for International Value, Blue Chip and Money Market, IMI voluntarily limits each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to annual rates of 1.50%, 1.34% and .85% of average net assets, respectively.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for each Fund. For those services, each Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in each Fund's Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of each Fund's shares, and as such, purchases shares from each Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 2000, the net amount of underwriting discount retained by IMDI is listed below.

FUND                                                           AMOUNT
Developing Markets                                            $    498
European Opportunities                                         301,849
Global                                                           1,131
Global Natural                                                     858
Science & Technology                                            54,216
International                                                   18,789
Small Companies                                                 17,200
International Value                                              3,791
Pacific Opportunities                                            4,040
Growth                                                          15,235
Blue Chip                                                        5,219
Emerging Growth                                                 35,768
Bond                                                             4,302

Under Service and Distribution Plans, each Fund except Growth, Blue Chip and International, reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. For Growth, Blue Chip and International, each Fund reimburses IMDI at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of each Fund. Such fees, detailed below, are reflected as 12b-1 service and distribution fees in each Fund's Statement of Operations.

FUND                                 CLASS A       CLASS B       CLASS C
Developing Markets                 $    13,337   $    66,593   $    25,710
European Opportunities                 151,920       519,860       569,285
Global                                  24,959        60,454         1,924
Global Natural                          13,573        25,521         4,699
Science & Technology                   121,280       442,736       182,148
International                        2,319,874     4,155,496       987,526
Small Companies                         10,289        32,072        22,715
International Value                     73,974       828,016       350,800
Pacific Opportunities                   27,383        64,124         7,912
Growth                                 199,396        90,698         7,843
Blue Chip                               61,078       176,524        27,270
Emerging Growth                        265,060       784,833       143,862
Bond                                   146,616       217,405        30,952

                                                               December 31, 2000

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for each Fund. For those services, each Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses, detailed below, are reflected as Transfer agent in each Fund's Statement of Operations.

                                                            ADVISOR
FUND                      CLASS A     CLASS B    CLASS C     CLASS    CLASS I
Developing Markets       $   22,066   $ 29,041   $ 10,006   $  555    $     -
European Opportunities      121,262    108,028    111,830   41,663         32
Global                       30,177     22,669      1,426      590          -
Global Natural               37,989     11,748      1,694      174          -
Science & Technology         98,764     81,499     29,259    2,545          -
International             1,712,090    939,823    216,804       13     59,992
Small Companies               9,996      6,993      4,844    1,893          -
International Value          79,109    232,762    100,591    2,640          -
Pacific Opportunities        51,737     30,848      4,634      551          -
Growth                      700,388     20,227      1,947    1,499          -
Blue Chip                    84,764     38,564      5,792    1,536          -
Emerging Growth             189,939    152,916     25,743    5,930          -
Bond                        145,446     71,039      8,624      993          -
Money Market                 77,090     21,250      3,459        -          -

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in each Fund's Statement of Operations.

4. FUND MERGERS

As noted below, the shareholders of Ivy Canada Fund, Hudson Capital Appreciation Fund, Ivy Pan-Europe Fund, Ivy Growth with Income Fund, Ivy South America Fund and Ivy Asia Pacific Fund (each an "acquired fund") approved Agreements and Plans of Reorganization (the "Reorganizations") providing for the transfer of assets. On each respective merger date Developing Markets, European Opportunities, Global Natural, Pacific Opportunities, Blue Chip and Emerging Growth (each an "acquiring fund") acquired all or substantially all of the assets of each fund as noted below. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Code.

                                                                                           UNREALIZED
                                                                                         (DEPRECIATION)
                                                                           AGGREGATE      APPRECIATION      COMBINED
                                                                            VALUE OF      INCLUDED IN      NET ASSETS
                                                                           NET ASSETS      NET ASSETS     AT COMPLETION
      MERGER DATE            ACQUIRING FUND           ACQUIRED FUND       CONTRIBUTED     CONTRIBUTED       OF MERGER
  April 7, 1999         Global Natural            Ivy Canada Fund         $  4,845,256    $ (2,735,535)   $   7,841,856
  September 28, 1999    Emerging Growth           Hudson Capital          $ 20,055,887    $   (613,088)   $ 136,344,216
                                                  Appreciation Fund
  June 27, 2000         European Opportunities    Ivy Pan-Europe Fund     $  4,637,762    $    109,943    $ 240,692,178
  June 27, 2000         Blue Chip                 Ivy Growth with Income  $ 73,884,252    $ 17,484,201    $  91,519,890
                                                  Fund
  July 21, 2000         Developing Markets        Ivy South America Fund  $  2,377,448    $    329,267    $  17,609,857
  November 21, 2000     Pacific Opportunities     Ivy Asia Pacific Fund   $  5,370,161    $   (187,812)   $  19,018,051

Each Fund's respective exchange ratios were:

                                GLOBAL             EMERGING            EUROPEAN              BLUE             DEVELOPING
                               NATURAL              GROWTH          OPPORTUNITIES            CHIP              MARKETS
  Class A                       1=.52            1=.38               1=.53                     1=1              1=.95
  Class B                       1=.53            1=.39               1=.53                   1=.99              1=.95
  Class C                       1=.54              na                1=.53                   1=.97              1=.93
  Advisor                       1=.53              na                1=.53                  1=1.01              1=.94

                             PACIFIC
                          OPPORTUNITIES
  Class A                     1=.72
  Class B                     1=.72
  Class C                     1=.72
  Advisor                     1=.73

All ratios are acquired fund shares to acquiring fund shares.

    NOTES TO FINANCIAL STATEMENTS

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Advisor Class, and Class I were as follows:

                                                                     CLASS A
                                                  FOR THE PERIOD                 FOR THE PERIOD
                                                  JANUARY 1, 2000                JANUARY 1, 1999
                                               TO DECEMBER 31, 2000           TO DECEMBER 31, 1999
DEVELOPING MARKETS                           SHARES          AMOUNT          SHARES         AMOUNT
------------------                         -----------   ---------------   -----------   -------------
 Sold                                        1,211,124   $     9,671,771       403,801   $   3,110,881
 Issued on reinvestment of dividends             1,870            12,258         2,958          25,081
 Repurchased                                (1,376,168)      (10,957,941)     (673,581)     (4,790,321)
 Issued on acquisition of Ivy South
   America Fund                                151,799         1,275,113             -               -
                                           -----------   ---------------   -----------   -------------
Net (decrease)/increase                        (11,375)            1,201      (266,822)     (1,654,359)
                                           ===========   ===============   ===========   =============
EUROPEAN OPPORTUNITIES                                                          (A)            (A)
----------------------                                                     -----------   -------------
 Sold                                        5,917,943       131,082,416       848,535      13,288,709
 Issued on reinvestment of dividends            91,557         1,515,777         9,961         167,529
 Repurchased                                (3,718,358)      (79,953,242)      (45,071)       (785,039)
 Issued on acquisition of Ivy Pan-Europe
   Fund                                         63,926         1,478,791             -               -
                                           -----------   ---------------   -----------   -------------
Net increase                                 2,355,068        54,123,742       813,425      12,671,199
                                           ===========   ===============   ===========   =============
GLOBAL
------
 Sold                                        1,150,883        14,273,014       241,445       3,162,247
 Issued on reinvestment of dividends            55,298           573,995        50,936         671,840
 Repurchased                                (1,322,546)      (16,475,291)     (706,165)     (8,906,212)
                                           -----------   ---------------   -----------   -------------
Net (decrease)/increase                       (116,365)       (1,628,282)     (413,784)     (5,072,125)
                                           ===========   ===============   ===========   =============
GLOBAL NATURAL
--------------
 Sold                                          287,146         2,588,462       202,795       1,722,555
 Issued on reinvestment of dividends             2,520            23,536             -               -
 Repurchased                                  (373,451)       (3,365,296)     (316,732)     (2,665,348)
 Issued on acquisition of Ivy Canada Fund            -                 -       554,442       3,885,184
                                           -----------   ---------------   -----------   -------------
Net (decrease)/increase                        (83,785)         (753,298)      440,505       2,942,391
                                           ===========   ===============   ===========   =============
SCIENCE & TECHNOLOGY
--------------------
 Sold                                        1,176,627        57,982,753       505,052      16,958,259
 Issued on reinvestment of dividends            13,324           366,448        55,874       2,645,066
 Repurchased                                  (876,114)      (41,711,359)     (468,791)    (13,795,830)
                                           -----------   ---------------   -----------   -------------
Net increase/(decrease)                        313,837        16,637,842        92,135       5,807,495
                                           ===========   ===============   ===========   =============
INTERNATIONAL
-------------
 Sold                                       11,601,923       427,069,681     6,826,244   $ 298,269,386
 Issued on reinvestment of dividends         5,777,975       174,299,277     1,395,706      64,345,562
 Repurchased                               (28,340,796)   (1,130,865,446)  (13,975,871)   (608,987,492)
                                           -----------   ---------------   -----------   -------------
Net (decrease)/increase                    (10,960,898)     (529,496,488)   (5,753,921)   (246,372,544)
                                           ===========   ===============   ===========   =============
SMALL COMPANIES
---------------
 Sold                                          715,998        10,154,620         4,001          40,825
 Issued on reinvestment of dividends            14,458           182,170           193           2,395
 Repurchased                                  (110,293)       (1,534,885)      (27,755)       (262,899)
                                           -----------   ---------------   -----------   -------------
Net increase/(decrease)                        620,163   $     8,801,905       (23,561)  $    (219,679)
                                           ===========   ===============   ===========   =============

                                                                    CLASS B
                                                  FOR THE PERIOD              FOR THE PERIOD
                                                  JANUARY 1, 2000             JANUARY 1, 1999
                                               TO DECEMBER 31, 2000        TO DECEMBER 31, 1999
DEVELOPING MARKETS                           SHARES         AMOUNT         SHARES        AMOUNT
------------------                         ----------   -------------   ----------   -------------
 Sold                                          91,222   $     763,371      156,336   $   1,112,285
 Issued on reinvestment of dividends            1,303           8,318          928           7,752
 Repurchased                                 (401,372)     (3,040,474)    (303,685)     (2,103,760)
 Issued on acquisition of Ivy South
   America Fund                               116,352         957,581            -               -
                                           ----------   -------------   ----------   -------------
Net (decrease)/increase                      (192,495)     (1,311,204)    (146,421)       (983,723)
                                           ==========   =============   ==========   =============
EUROPEAN OPPORTUNITIES                                                      (B)            (B)
----------------------                                                  ----------   -------------
 Sold                                       3,399,154      76,743,482      340,876       5,238,984
 Issued on reinvestment of dividends           69,252       1,150,115        4,266          69,748
 Repurchased                                 (597,107)    (11,747,830)        (686)        (11,579)
 Issued on acquisition of Ivy Pan-Europe
   Fund                                       103,755       2,390,956            -               -
                                           ----------   -------------   ----------   -------------
Net increase                                2,975,054      68,536,723      344,456       5,297,153
                                           ==========   =============   ==========   =============
GLOBAL
------
 Sold                                          75,284         899,024       62,902         775,522
 Issued on reinvestment of dividends           27,503         236,414       29,290         378,431
 Repurchased                                 (196,395)     (2,418,369)    (205,333)     (2,437,173)
                                           ----------   -------------   ----------   -------------
Net (decrease)/increase                       (93,608)     (1,282,931)    (113,141)     (1,283,220)
                                           ==========   =============   ==========   =============
GLOBAL NATURAL
--------------
 Sold                                         126,162       1,143,068       51,156         399,377
 Issued on reinvestment of dividends              470           4,349            -               -
 Repurchased                                  (83,828)       (738,401)     (80,968)       (654,849)
 Issued on acquisition of Ivy Canada Fund           -               -      106,477         736,815
                                           ----------   -------------   ----------   -------------
Net (decrease)/increase                        42,804         409,016       76,665         481,343
                                           ==========   =============   ==========   =============
SCIENCE & TECHNOLOGY
--------------------
 Sold                                         558,748      27,683,197      371,473      11,662,058
 Issued on reinvestment of dividends           10,695         285,771       38,614       1,793,612
 Repurchased                                 (247,495)    (11,336,531)     (99,651)     (2,906,795)
                                           ----------   -------------   ----------   -------------
Net increase/(decrease)                       321,948      16,632,437      310,436      10,548,875
                                           ==========   =============   ==========   =============
INTERNATIONAL
-------------
 Sold                                       1,947,058      59,520,127      581,682      25,766,700
 Issued on reinvestment of dividends        2,029,938      57,901,511      284,831      13,050,929
 Repurchased                               (4,579,283)   (177,135,593)  (2,564,193)   (110,707,466)
                                           ----------   -------------   ----------   -------------
Net (decrease)/increase                      (602,287)    (59,713,955)  (1,697,680)    (71,889,837)
                                           ==========   =============   ==========   =============
SMALL COMPANIES
---------------
 Sold                                         401,508       5,664,420       12,882         130,668
 Issued on reinvestment of dividends            6,676          82,938          154           1,882
 Repurchased                                  (65,660)       (888,907)     (27,522)       (260,670)
                                           ----------   -------------   ----------   -------------
Net increase/(decrease)                       342,524   $   4,858,451      (14,486)  $    (128,120)
                                           ==========   =============   ==========   =============

(A) For the period May 4, 1999 (commencement) to December 31, 1999
(B) For the period May 24, 1999 (commencement) to December 31, 1999
(C) For the period October 24, 1999 (commencement) to December 31, 1999
(D) For the period May 3, 1999 (commencement) to December 31, 1999
(E) For the period April 8, 1999 (commencement) to December 31, 1999
(F) For the period August 31, 2000 (commencement) to December 31, 2000
(G) For the period July 1, 1999 (commencement) to December 31, 1999

                             CLASS C                                                 ADVISOR CLASS
           FOR THE PERIOD               FOR THE PERIOD                FOR THE PERIOD                 FOR THE PERIOD
          JANUARY 1, 2000              JANUARY 1, 1999               JANUARY 1, 2000                JANUARY 1, 1999
        TO DECEMBER 31, 2000         TO DECEMBER 31, 1999          TO DECEMBER 31, 2000           TO DECEMBER 31, 1999
       SHARES        AMOUNT         SHARES        AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         28,306   $     277,767      169,606   $   1,253,679        21,329   $     187,837       55,850   $     426,326
            445           2,855          736           6,171            62             408          490           4,171
       (266,993)     (2,106,591)    (213,019)     (1,530,919)      (42,039)       (337,442)     (31,508)       (234,937)
         17,237         142,550            -               -           261           2,204            -               -
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
       (221,005)     (1,683,419)     (42,677)       (271,069)      (20,387)       (146,993)      24,832         195,560
     ==========   =============   ==========   =============    ==========   =============   ==========   =============

                                     (C)            (C)                                         (D)            (D)
                                  ----------   -------------                                 ----------   -------------
      3,509,146      78,670,513      465,614       7,449,188     1,529,373      35,063,282      262,585       3,838,799
         42,291         704,055        7,527         127,207        11,480         191,491       42,286         481,911
     (1,178,448)    (23,433,121)      (1,754)        (29,406)     (761,007)    (16,439,961)        (306)         (5,118)
         15,038         350,370            -               -        18,115         417,645            -               -
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
      2,388,027      56,291,817      471,387       7,546,989       797,961      19,232,457      304,565       4,315,592
     ==========   =============   ==========   =============    ==========   =============   ==========   =============


          9,884         109,721        3,127          39,261         3,386          42,188        3,716          44,937
            915           8,877        1,153          14,448         1,122          11,745          829          11,002
        (13,800)       (161,802)     (22,661)       (270,428)       (3,288)        (41,227)     (19,538)       (252,960)
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         (3,001)        (43,204)     (18,381)       (216,719)        1,220          12,706      (14,993)       (197,021)
     ==========   =============   ==========   =============    ==========   =============   ==========   =============

                                                                                                (E)            (E)
                                                                                             ----------   -------------
         97,274         924,455       26,590         229,609            88             800          964           8,253
            332           2,984            -               -            15             138            -               -
        (76,140)       (656,709)      (9,236)        (67,346)         (785)         (6,945)         (69)           (609)
              -               -       30,640         209,115             -               -        2,021          14,142
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         21,466         270,730       47,994         371,378          (682)         (6,007)       2,916          21,786
     ==========   =============   ==========   =============    ==========   =============   ==========   =============


        225,287      11,174,785       88,831       3,130,374        25,011       1,270,582        8,734         376,835
          4,014         113,134       20,486         955,872           213           5,857          105           4,962
       (248,294)    (11,981,061)     (80,472)     (2,345,456)       (4,079)       (179,679)        (640)        (17,474)
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
        (18,993)       (693,142)      28,845       1,740,790        21,145       1,096,760        8,199         364,323
     ==========   =============   ==========   =============    ==========   =============   ==========   =============

                                                                   (F)            (F)
                                                                ----------   -------------
        862,175      27,429,484      222,501       9,801,533           123           4,904            -               -
        317,958       9,241,503       56,781       2,590,305            42           1,062            -               -
     (2,005,702)    (77,687,264)    (986,391)    (42,136,913)            -               -            -               -
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
       (825,569)    (41,016,277)    (707,109)    (29,745,075)          165           5,966            -               -
     ==========   =============   ==========   =============    ==========   =============   ==========   =============

                                                                                                (G)            (G)
                                                                                             ----------   -------------
        339,870       4,834,943       23,289         264,888       345,465       5,088,965       23,921         246,124
          3,193          39,876           48             588           111           1,402           55             682
        (80,855)     (1,087,360)     (52,051)       (482,973)      (42,413)       (601,212)        (690)         (6,955)
     ----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
        262,208   $   3,787,459      (28,714)  $    (217,497)      303,163   $   4,489,155       23,286   $     239,851
     ==========   =============   ==========   =============    ==========   =============   ==========   =============

    NOTES TO FINANCIAL STATEMENTS

                                                                    CLASS A                                       CLASS B
                                                  FOR THE PERIOD                FOR THE PERIOD                 FOR THE PERIOD
                                                 JANUARY 1, 2000                JANUARY 1, 1999               JANUARY 1, 2000
                                               TO DECEMBER 31, 2000          TO DECEMBER 31, 1999           TO DECEMBER 31, 2000
INTERNATIONAL VALUE                           SHARES         AMOUNT         SHARES         AMOUNT          SHARES        AMOUNT
-------------------                        ------------   -------------   -----------   -------------    ----------   -------------
 Sold                                         5,000,493   $  54,970,891     7,059,211   $  73,053,749     1,469,087   $  16,205,751
 Issued on reinvestment of dividends             12,052         128,203        17,489         204,448         6,904          73,238
 Repurchased                                 (5,593,181)    (61,555,902)   (6,992,250)    (72,443,820)   (2,565,665)    (28,240,274)
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net (decrease)/increase                        (580,636)     (6,456,808)       84,450         814,377    (1,089,674)    (11,961,285)
                                           ============   =============   ===========   =============    ==========   =============

                                                     CLASS B
                                                   FOR THE PERIOD
                                                   JANUARY 1, 1999
                                                TO DECEMBER 31, 1999
INTERNATIONAL VALUE                          SHARES         AMOUNT
-------------------                        -----------   -------------
 Sold                                        1,600,633   $  16,532,012
 Issued on reinvestment of dividends             8,847         102,806
 Repurchased                                (2,197,427)    (22,398,769)
                                           -----------   -------------
Net (decrease)/increase                       (587,947)     (5,763,951)
                                           ===========   =============

PACIFIC OPPORTUNITIES
---------------------
 Sold                                         2,224,273      19,578,389     2,892,229      19,961,432        65,243         546,898
 Issued on reinvestment of dividends              9,680          70,663        12,715         113,544           856           6,180
 Repurchased                                 (2,701,251)    (23,825,157)   (2,949,520)    (20,834,889)     (278,026)     (2,366,506)
 Issued on acquisition of Ivy Asia
   Pacific Fund                                 300,056       2,277,428             -               -       262,565       1,956,106
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net (decrease)/increase                        (167,242)     (1,898,677)      (44,576)       (759,913)       50,638         142,678
                                           ============   =============   ===========   =============    ==========   =============

PACIFIC OPPORTUNITIES
---------------------
 Sold                                          147,314       1,099,716
 Issued on reinvestment of dividends             1,988          17,556
 Repurchased                                  (293,462)     (2,204,821)
 Issued on acquisition of Ivy Asia
   Pacific Fund                                      -               -
                                           -----------   -------------
Net (decrease)/increase                       (144,160)     (1,087,549)
                                           ===========   =============

GROWTH
------
 Sold                                         1,087,708      23,680,772       767,960      16,672,824       318,451       6,592,326
 Issued on reinvestment of dividends          2,122,314      31,094,147     2,388,070      52,346,427        54,362         772,646
 Repurchased                                 (2,155,709)    (46,216,862)   (2,750,549)    (58,194,870)     (225,425)     (4,842,396)
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net increase                                  1,054,313       8,558,057       405,481      10,824,381       147,388       2,522,576
                                           ============   =============   ===========   =============    ==========   =============

GROWTH
------
 Sold                                          183,614       3,834,229
 Issued on reinvestment of dividends            47,990       1,031,781
 Repurchased                                  (109,427)     (2,296,173)
                                           -----------   -------------
Net increase                                   122,177       2,569,837
                                           ===========   =============

BLUE CHIP
---------
 Sold                                         1,216,791      13,869,645       281,189       3,172,160       543,508       6,359,618
 Issued on reinvestment of dividends             73,811         771,431         1,246          15,288        28,993         300,658
 Repurchased                                   (580,424)     (6,965,245)      (77,902)       (879,460)     (363,250)     (4,297,825)
 Issued on acquisition of Ivy Growth with
   Income Fund                                4,455,447      55,728,807             -               -     1,398,527      17,384,170
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net increase                                  5,165,625      63,404,638       204,533       2,307,988     1,607,778      19,746,621
                                           ============   =============   ===========   =============    ==========   =============

BLUE CHIP
---------
 Sold                                          678,732       7,639,044
 Issued on reinvestment of dividends               483           5,908
 Repurchased                                   (65,287)       (761,345)
 Issued on acquisition of Ivy Growth with
   Income Fund                                       -               -
                                           -----------   -------------
Net increase                                   613,928       6,883,607
                                           ===========   =============

EMERGING GROWTH
---------------
 Sold                                         1,011,026      47,740,315       458,475      15,397,779       356,193      15,539,341
 Issued on reinvestment of dividends            332,775       9,600,855       216,321       9,890,187       202,258       5,607,415
 Repurchased                                   (894,950)    (39,842,791)     (978,798)    (33,152,346)     (364,168)    (16,140,242)
 Issued on acquisition of Hudson Capital
   Appreciation Fund                                  -               -       528,447      18,189,156             -               -
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net increase/(decrease)                         448,851      17,498,379       224,445      10,324,776       194,283       5,006,514
                                           ============   =============   ===========   =============    ==========   =============

EMERGING GROWTH
---------------
 Sold                                          301,757      10,453,142
 Issued on reinvestment of dividends           136,162       6,058,721
 Repurchased                                  (420,088)    (13,715,955)
 Issued on acquisition of Hudson Capital
   Appreciation Fund                            55,773       1,866,731
                                           -----------   -------------
Net increase/(decrease)                         73,604       4,662,639
                                           ===========   =============

BOND
----
 Sold                                         8,026,890      63,810,144     3,068,442      27,762,931       772,861       6,184,440
 Issued on reinvestment of dividends            258,708       2,292,302       443,025       3,925,441        57,683         462,782
 Repurchased                                (10,013,823)    (80,147,766)   (6,632,340)    (59,516,483)   (1,611,149)    (12,994,155)
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net (decrease)/increase                      (1,728,225)    (14,045,320)   (3,120,873)    (27,828,111)     (780,605)     (6,346,933)
                                           ============   =============   ===========   =============    ==========   =============

BOND
----
 Sold                                        1,149,199      10,430,940
 Issued on reinvestment of dividends           106,758         944,576
 Repurchased                                (2,352,740)    (20,936,455)
                                           -----------   -------------
Net (decrease)/increase                     (1,096,783)     (9,560,939)
                                           ===========   =============

MONEY MARKET
------------
 Sold                                       138,629,903     138,629,903    52,099,224      52,099,224     8,101,534       8,101,534
 Issued on reinvestment of distributions        790,013         790,013       701,982         701,982       221,898         221,898
 Repurchased                               (137,549,984)   (137,549,984)  (53,380,508)    (53,380,508)   (9,938,011)     (9,938,011)
                                           ------------   -------------   -----------   -------------    ----------   -------------
Net increase/(decrease)                       1,869,932   $   1,869,932      (579,302)  $    (579,302)   (1,614,579)  $  (1,614,579)
                                           ============   =============   ===========   =============    ==========   =============

MONEY MARKET
------------
 Sold                                       10,516,744      10,516,744
 Issued on reinvestment of distributions       342,399         342,399
 Repurchased                               (10,008,525)    (10,008,525)
                                           -----------   -------------
Net increase/(decrease)                        850,618   $     850,618
                                           ===========   =============

                                                     IVY EUROPEAN OPPORTUNITIES FUND CLASS I
                                                                                FOR THE PERIOD
                                                   FOR THE PERIOD                 MAY 4, 1999
                                                   MARCH 16, 2000               (COMMENCEMENT)
                                                TO DECEMBER 31, 2000         TO DECEMBER 31, 1999
NOTE: TWO FUNDS HAVE I CLASS SHARES            SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------          ----------   -------------   -----------   -------------
 Sold                                             1,775   $      42,991             1   $          10
 Issued on reinvestment of dividends                 38             642             1               9
 Repurchased                                       (851)        (19,966)           (2)            (19)
                                             ----------   -------------   -----------   -------------
Net increase/(decrease)                             962   $      23,667             -   $           -
                                             ==========   =============   ===========   =============


                                                          IVY INTERNATIONAL FUND CLASS I
                                                   FOR THE PERIOD                 FOR THE PERIOD
                                                  JANUARY 1, 2000                 JANUARY 1, 1999
                                                TO DECEMBER 31, 2000           TO DECEMBER 31, 1999
NOTE: TWO FUNDS HAVE I CLASS SHARES            SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------          ----------   -------------   -----------   -------------
 Sold                                           531,943   $  22,613,335       913,209   $  40,125,637
 Issued on reinvestment of dividends            513,260      16,239,348       187,307       8,636,739
 Repurchased                                 (3,300,943)   (133,422,468)   (1,367,227)    (60,880,772)
                                             ----------   -------------   -----------   -------------
Net increase/(decrease)                      (2,255,740)  $ (94,569,785)     (266,711)  $ (12,118,396)
                                             ==========   =============   ===========   =============

                             CLASS C                                                  ADVISOR CLASS
           FOR THE PERIOD                FOR THE PERIOD                FOR THE PERIOD                 FOR THE PERIOD
           JANUARY 1, 2000              JANUARY 1, 1999               JANUARY 1, 2000                JANUARY 1, 1999
        TO DECEMBER 31, 2000          TO DECEMBER 31, 1999          TO DECEMBER 31, 2000           TO DECEMBER 31, 1999
       SHARES         AMOUNT         SHARES        AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         688,406   $   7,494,303    1,054,307   $  10,931,588     6,821,117   $  76,070,250      648,709   $   7,198,030
           2,547          26,945        3,301          38,360           666           7,146        4,023          47,030
      (1,664,890)    (18,313,876)  (1,655,685)    (16,840,635)   (6,990,394)    (78,326,959)    (477,410)     (5,360,585)
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
        (973,937)    (10,792,628)    (598,077)     (5,870,687)     (168,611)     (2,249,563)     175,322       1,884,475
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

          22,799         195,476       64,217         459,612        68,367         512,789      123,402       1,090,855
           1,099           7,894          105             930             2              17          478           4,224
         (51,239)       (432,203)     (91,400)       (678,175)      (97,303)       (802,182)     (90,832)       (781,090)
         152,159       1,136,627            -               -             -               -            -               -
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         124,818         907,794      (27,078)       (217,633)      (28,934)       (289,376)      33,048         313,989
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

         101,581       2,112,008       16,764         356,582         6,948         154,793        4,549          98,336
           4,935          68,245        1,881          39,625         3,078          45,125        3,041          66,750
         (80,964)     (1,678,476)      (5,236)       (104,987)       (5,846)       (134,127)      (5,250)       (111,327)
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
          25,552         501,777       13,409         291,220         4,180          65,791        2,340          53,759
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

         106,978       1,314,878      225,883       2,547,834        14,161         174,873       29,163         329,193
           3,875          40,108          163           1,994         1,528          16,062          577           7,101
         (73,105)       (873,927)     (33,182)       (388,189)      (10,513)       (129,237)      (5,280)        (62,328)
          41,859         520,745            -               -        19,951         250,530            -               -
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
          79,607       1,001,804      192,864       2,161,639        25,127         312,228       24,460         273,966
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

          70,319       3,062,362       92,998       3,191,755       700,148      29,794,575       12,808         448,645
          27,717         766,924       22,335         993,253         8,031         233,536        3,086         141,967
        (122,590)     (5,447,052)     (82,462)     (2,707,685)     (673,277)    (28,105,796)      (8,362)       (271,517)
               -               -            -               -             -               -            -               -
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
         (24,554)     (1,617,766)      32,871       1,477,323        34,902       1,922,315        7,532         319,095
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

         357,336       2,885,050      147,492       1,322,066        15,252         121,678       31,292         277,077
           6,640          53,437       13,078         116,032         1,690          13,587        1,794          15,700
        (492,275)     (3,976,452)    (866,732)     (7,831,025)      (32,756)       (262,525)     (29,292)       (267,282)
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
        (128,299)     (1,037,965)    (706,162)     (6,392,927)      (15,814)       (127,260)       3,794          25,495
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

      12,286,520      12,286,520    2,563,747       2,563,747             -               -            -               -
          52,918          52,918       16,085          16,085             -               -            -               -
     (10,736,255)    (10,736,255)  (2,630,710)     (2,630,710)            -               -            -               -
     -----------   -------------   ----------   -------------    ----------   -------------   ----------   -------------
       1,603,183   $   1,603,183      (50,878)  $     (50,878)            -   $           -            -   $           -
     ===========   =============   ==========   =============    ==========   =============   ==========   =============

6. SUBSEQUENT EVENT

The Funds' investment adviser, Ivy Management, Inc. ("IMI"), is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"). After the close of the fiscal year ended December 31, 2000, MFC entered into a definitive agreement with Investors Group ("IG"), a leading Canadian financial services organization, whereby IG will acquire MFC through a take over bid for all of the outstanding MFC shares.

Consummation of the transaction is subject to a number of contingencies, including the tender of at least two-thirds of MFC shares and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of each Fund's investment advisory agreement, which would result in a termination of the agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the Board of Trustees of Ivy Fund and the shareholders of each Fund within one hundred and fifty (150) days after the consummation of the transaction. The transaction is targeted to close by the end of April 2001.

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2001

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M.Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J.Yanowitch, Treasurer

LEGAL COUNSEL
Dechert
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432
800.456.5111

INVESTMENT MANAGER

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

[Ivy Logo]

IVY CUNDILL VALUE FUND


 THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING AT LEAST 65%
            OF ITS ASSETS IN EQUITY SECURITIES THROUGHOUT THE WORLD.

        An interview with Andrew Massie, member of the Ivy Cundill Value
                        Fund portfolio management team.

"By adhering to our focus on real value in 2000 rather than on hopes, dreams and fads, our portfolio largely avoided the significant weakness that engulfed most of the world stock markets last year."


Q:       ANDREW, HOW DID IVY CUNDILL VALUE FUND DO IN 2000?

A:       The Ivy Cundill Value Fund returned 4.66% from April 19,2000,its inception date, through December 31,2000.For this same period, the Morgan Stanley Capital International World Index, its benchmark index, returned -9.37%.

Q:       WHAT HELPED PERFORMANCE?

A:       Performance was positively influenced by Jardine Matheson, which bought back 165 million shares of their own stock; we tendered our shares and experienced a 46% return within 6 months. Another holding, diamond producer DeBeers Consolidated Mines, moved up significantly in 2000. Fairfax Financial, a Canadian property and casualty insurance company, also contributed positively to performance. We had previously bought the stock when "growth" style investors became disappointed with below expectation results. Separately, the Fund sold forward the Japanese yen, hedging its long equity holdings and making money on the yen's depreciation of approximately 10% over the year.

Q:       WHAT HINDERED PERFORMANCE?

A:       LTV Corp was the biggest disappointment of the year as a result of an unexpected rapid deterioration of the steel industry combined with an expensive acquisition. The confluence of events created a toxic mix and a worthwhile lesson. The position was sold for a tax loss in September. Some of our Japanese names decreased in value over the period in line with the general weakness in the Japanese market, although this was somewhat tempered by our hedge of the yen.

Q:       WHAT IS YOUR INVESTMENT STRATEGY, AND HOW DID THIS HELP THE FUND IN
2000?

A:       The Fund's investment approach is based on the "value" philosophy pioneered by Dr. Benjamin Graham. The focus is on value investing on a global basis through the purchase of securities that are believed to be trading below their intrinsic value. This approach is entirely bottom-up and focused on selecting individual securities - no weighting, or "portfolio construction," occurs to achieve predetermined country, sector or industry exposure. We do not rely on economic or company earnings forecasts, nor do we attempt to time markets. All potential holdings must meet specific value criteria regarding purchase price, earnings outlooks, and the financial stability of the issuer.

By adhering to our focus on real value in 2000 rather than on hopes, dreams and fads, our portfolio largely avoided the significant weakness that engulfed most of the world stock markets last year. As the benefits of corporate and balance sheet restructuring began to become apparent in several of our holdings, those stocks tended to ignore the otherwise negative market environment. Our contrarian and value-oriented style steered us to significant holdings in Asia where we believed some of the most undervalued companies in the world were to be found. Our focus, as always, was to seek out solid, undervalued companies while, hopefully, avoiding price erosion within areas of speculative excess and overvaluation. In 2001, we will continue to seek out undervalued and unloved investments that offer strong growth potential.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS


                                                                                               SINCE
                                                     1 YEAR      5 YEARS      10 YEARS       INCEPTION
A SHARES             w/Reimb. & 5.75% sales charge     N/A         N/A          N/A             N/A
                     w/o Reimb. & 5.75% sales charge   N/A         N/A          N/A             N/A

B SHARES             w/Reimb. & w/ CDSC                N/A         N/A          N/A             N/A
                     w/Reimb. & w/o CDSC               N/A         N/A          N/A             N/A
                     w/o Reimb. & w/CDSC               N/A         N/A          N/A             N/A
                     w/o Reimb. & w/o CDSC             N/A         N/A          N/A             N/A

C SHARES             w/Reimb. & w/ CDSC                N/A         N/A          N/A             N/A
                     w/Reimb. & w/o CDSC               N/A         N/A          N/A             N/A
                     w/o Reimb. & w/CDSC               N/A         N/A          N/A             N/A
                     w/o Reimb. & w/o CDSC             N/A         N/A          N/A             N/A

I SHARES             w/Reimb.                          N/A        N/A           N/A             N/A
                     w/o Reimb.                        N/A        N/A           N/A             N/A

ADVISOR SHARES       w/Reimb.                          N/A        N/A           N/A            4.66%
                     w/o Reimb.                        N/A        N/A           N/A           (9.10%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B, Class C, Class I and Advisor Class commenced operations April 19, 2000.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Cundill Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

Performance Comparison of the Fund Since Inception (4/00) of a $10,000
Investment

[GRAPH]

IVY CUNDILL VALUE FUND - $10,466
MCSI WORLD INDEX - $8,594

The Ivy Cundill Value Fund returned 4.66% from April 19, 2000, its inception date, through December 31,2000. For this same period, the Morgan Stanley Capital International World Index, its benchmark index, returned -9.37%. Outperformance was due to the Fund's focus on securities believed to be trading below their intrinsic value as well as its hedging of the yen.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares at net asset value unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                 FUND STATISTICS

                            ASSETS UNDER MANAGEMENT

                                    $781,000

                                  TOTAL NUMBER
                                   OF HOLDINGS

                                       18

                                INVESTMENT STYLE

                                 Multi-Cap Value

                                  CUSIP NUMBERS

                                 CLASS A SHARES

                                    465898880

                                 CLASS B SHARES

                                    465898799

                                 CLASS C SHARES

                                    465898781

                                 I CLASS SHARES

                                    465898773

                              ADVISOR CLASS SHARES

                                    465898765

IVY CUNDILL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

------------------------------------------------------------------------------------------------
NAME OF SECURITY                                             SHARES                      VALUE
------------------------------------------------------------------------------------------------

Equity Securities - 84.9%
-------------------------------------------------
AFRICA - 5.4%
-------------------------------------------------
SOUTH AFRICA - 5.4%
DeBeers Consolidated Mines Ltd. ADR                                 1,500               $ 40,125
                                                                                   -------------

ASIA/PACIFIC - 52.5%
-------------------------------------------------
HONG KONG - 4.4%
China Hong Kong Photo Products Holdings, Ltd.                     338,000                 32,934
                                                                                   -------------

JAPAN - 43.2%
Asahi Broadcasting Corporation                                        500                 50,744
Descente, Ltd.                                                     19,000                 31,611
Fuji Photo Film Company, Ltd.                                       1,000                 41,856
Gakken Co., Ltd. (a)                                               18,000                 21,909
Horipro Inc.                                                        4,000                 22,102
Koa Fire & Marine Insurance Company Limited                        13,000                 44,851
Mitsui Marine and Fire Insurance Company, Ltd.                      9,000                 51,620
Sankyo Company, Limited                                             1,000                 23,993
Shiseido Company, Limited                                           3,000                 33,494
                                                                                   -------------
                                                                                         322,180
                                                                                   -------------

SINGAPORE - 4.9%
DelGro Corporation Limited                                         14,000                 36,654
                                                                                   -------------

EUROPE - 5.4%
-------------------------------------------------
UNITED KINGDOM - 5.4%
Sibir Energy plc (a)                                              200,000                 40,333
                                                                                   -------------

NORTH AMERICA - 21.6%
-------------------------------------------------
CANADA - 21.6%
Intrawest Corporation - Preferred                                  25,498                 31,660
Brascan Corporation                                                 2,500                 36,534
Derlan Industries Limited (a)                                      25,000                 21,638
Fairfax Financial Holdings Limited (a)                                250                 38,033
PanAfrican Energy Corporation - Class B (a)                        23,000                 33,688
                                                                                   -------------
                                                                                         161,553
                                                                                   -------------


TOTAL INVESTMENTS - 84.9%
   (Cost - $628,175) (b)                                                               $ 633,779
OTHER ASSETS, LESS LIABILITIES - 15.1%                                                   113,123
                                                                                   -------------
NET ASSETS - 100%                                                                      $ 746,902
                                                                                   =============

Footnotes:
ADR - American Depository Receipt

(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:

At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
  Gross unrealized appreciation                                                          $ 63,289
  Gross unrealized depreciation                                                           (57,685)
                                                                                         ---------
  Net unrealized appreciation                                                            $  5,604
                                                                                         =========

Purchases and sale proceeds of securities other than short-term obligations aggregated $976,355 and $344,814, respectively, for the period ended December 31, 2000.

Forward foreign currency exchange contracts at December 31, 2000 were:

                                                        CONTRACTS TO BUY
-----------------------------------------------------------------------------------------------------
                          Expiration                Local               Value             IN EXCHANGE     UNREALIZED
   Currency                  Date                  Currency            in U.S. $          FOR U.S. $     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
British Pound          January 23, 2001             18,012            $   5,000            $ 5,070          $ 70
                                                                                                         ------------

                                                        CONTRACTS TO SELL
---------------------------------------------------------------------------------                        UNREALIZED
                          Expiration                Local               Value           IN EXCHANGE     APPRECIATION
   Currency                  Date                  Currency            in U.S. $         FOR U.S. $     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
British Pound          January 23, 2001                18,012         $  27,000           $ 26,953         $    47
British Pound           March 13, 2001                  6,895            10,000             10,327            (327)
Japanese Yen           January 23, 2001            26,951,590           257,000            236,539          20,461
Japanese Yen            March 13, 2001              4,219,310            41,000             37,298           3,702
Singapore Dollar       January 23, 2001                56,189            33,000             32,465             535
                                                                                                           -------
                                                                                                           $24,418
                                                                                                           -------

Net unrealized appreciation on forward foreign currency exchange contracts                                 $24,488
                                                                                                           =======


The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Assets and Liabilities
December 31, 2000

ASSETS
Investments, at value (identified cost - $628,175) ...................        $ 633,779
Cash .................................................................          107,078
Receivables
  Dividends and interest .............................................              461
  Manager for expense reimbursement ..................................           10,529
Unrealized appreciation on open forward foreign currency contracts ...           24,815
Deferred offering costs ..............................................            4,133
Other assets .........................................................              208
                                                                              ---------

  Total assets .......................................................          781,003
                                                                              ---------

LIABILITIES
Payables
   Management fee ....................................................              617
   Other payables to related parties .................................           16,166
Unrealized depreciation on open forward foreign currency contracts ...              327
Accrued expenses .....................................................           16,991
                                                                              ---------

  Total liabilities ..................................................           34,101
                                                                              ---------

NET ASSETS ...........................................................        $ 746,902
                                                                              =========
ADVISOR CLASS
Net asset value, offering price and redemption price per share
          ($746,902 / 74,201 shares outstanding) .....................        $   10.07
                                                                              =========

NET ASSETS CONSIST OF
  Capital paid-in ....................................................        $ 732,606
  Accumulated net realized loss on investments and foreign
    currency transactions ............................................          (15,981)
  Net unrealized appreciation on investments and foreign
    currency transactions ............................................           30,277
                                                                              ---------

NET ASSETS ...........................................................        $ 746,902
                                                                              =========






    The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Operations
For the period April 19, 2000 (commencement) to December 31, 2000

INVESTMENT INCOME
 Dividends, net of $799 foreign taxes withheld ...................        $ 10,614
  Interest .......................................................           2,658
                                                                          --------
                                                                            13,272
                                                                          --------

EXPENSES
  Management fee .................................................        $  5,011
  Transfer agent .................................................             236
  Administrative services fee ....................................             501
  Custodian fees .................................................          24,481
  Blue Sky fees ..................................................             907
  Auditing and accounting fees ...................................           8,576
  Shareholder reports ............................................              37
  Amortization of deferred offering costs ........................          10,239
  Fund accounting ................................................          13,677
  Trustees' fees .................................................           2,859
  Legal ..........................................................          29,409
  Other ..........................................................              30
                                                                          --------
    Total expenses ...............................................          95,963

  Expenses reimbursed by Manager .................................         (86,191)
                                                                          --------
    Net expenses .................................................           9,772
                                                                          --------

NET INVESTMENT INCOME ............................................           3,500
                                                                          --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments and foreign
    currency transactions ........................................          (1,884)
  Net unrealized appreciation on investments and foreign
    currency transactions ........................................          30,277
                                                                          --------

     Net gain on investment and foreign currency transactions ....          28,393
                                                                          --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................................        $ 31,893
                                                                          ========



    The accompanying notes are an integral part of the financial statements.

Ivy Cundill Value Fund
Statement of Changes in Net Assets
For the period April 19, 2000 (commencement) to December 31, 2000




INCREASE IN NET ASSETS
Operations
  Net investment income ................................................        $   3,500
  Net realized loss on investments and foreign currency transactions ...           (1,884)
  Net change in unrealized appreciation on
    investments and foreign currency transactions ......................           30,277
                                                                                ---------

         Net increase resulting from operations ........................           31,893
                                                                                ---------

Advisor Class distributions
  Dividends
    From net investment income .........................................           (3,500)
    In excess of net investment income .................................          (10,234)
  Distributions from realized gain .....................................          (14,102)
                                                                                ---------

    Total distributions to Advisor Class shareholders ..................          (27,836)
                                                                                ---------

Fund share transactions (Note 4)
  Advisor Class ........................................................          742,845
                                                                                ---------

  Net increase resulting from
    Fund share transactions ............................................          742,845
                                                                                ---------

TOTAL INCREASE IN NET ASSETS ...........................................          746,902
                                                                                ---------

  NET ASSETS AT END OF PERIOD ..........................................        $ 746,902
                                                                                =========

UNDISTRIBUTED NET INVESTMENT INCOME ....................................        $  15,852
                                                                                =========

    The accompanying notes are an integral part of the financial statements.

IVY CUNDILL VALUE  FUND
Financial Highlights
For the period April 19, 2000 (commencement) to December 31, 2000






ADVISOR CLASS

SELECTED PER SHARE DATA

Net asset value, beginning of period .......................        $    10.00
                                                                    ----------

 Income from investment operations
   Net investment income(a) ................................               .05
   Net gain on securities (both realized and unrealized) ...               .41
                                                                    ----------
    Total from investment operations .......................               .46
                                                                    ----------

  Less distributions
   Dividends
    From net investment income .............................               .05
    In excess of net investment income .....................               .14
   Distributions from realized gain ........................               .20
                                                                    ----------
    Total distributions ....................................               .39
                                                                    ----------

Net asset value, end of period .............................        $    10.07
                                                                    ==========


Total return (%)(b) ........................................              4.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................        $      747
Ratio of expenses to average
 net assets (%)(c)
  With expense reimbursement (%) ...........................              1.95
  Without expense reimbursement (%) ........................             19.15
Ratio of net investment income
 to average net assets (%)(a)(c) ...........................               .70
Portfolio turnover rate (%) ................................                53


(a)    Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)    Annualized


    The accompanying notes are an integral part of the financial statements.

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Ivy Cundill Value Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principals generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale at the end of regular trading will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH - The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2000, the interest rate was 5.25%.

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $10,439. These dividends were subject to foreign withholding tax in the amount of $799. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Schedule of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at December 31, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS - Offering costs are being amortized over a one year period beginning April 19, 2000, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. ("MIMI") and will be reimbursed by the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Peter Cundill & Associates, Inc. is the sub-advisor of the Fund. IMI, not the Fund, is obligated to compensate the sub-advisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 2000, MIMI owned 70% of the Fund's shares outstanding.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $236 for Advisor Class shares are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Advisor Class were as follows:

                          FOR THE PERIOD FROM
                            APRIL 19, 2000
                           (COMMENCEMENT) TO
                           DECEMBER 31, 2000
-----------------------------------------------
ADVISOR CLASS              SHARES    AMOUNT
-----------------------------------------------
Sold...................    71,392   $ 715,009
Issued on reinvestment
  of dividends.........     2,809      27,836
                         --------   ---------
Net increase...........    74,201   $ 742,845
                         ========   =========

IVY CUNDILL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

5. SUBSEQUENT EVENT

The Fund's investment advisor, IMI, is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"). After the close of the fiscal year ended December 31, 2000, MFC entered into a definitive agreement with Investors Group ("IG"), a leading Canadian financial services organization, whereby IG will acquire MFC through a take over bid for all of the outstanding MFC shares.

Consummation of the transaction is subject to a number of contingencies, including the tender of at least two-thirds of the MFC shares and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change of control of IMI and, therefore, constitute an assignment of each Fund's investment advisory agreement, which would result in a termination of the agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the Board of Trustees of Ivy Fund and the shareholders of each Fund within one hundred and fifty (150) days after the consummation of the transaction. The transaction is targeted to close by the end of April 2001.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees and Shareholders of Ivy Cundill Value Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ivy Cundill Value Fund (one of the portfolios constituting Ivy Fund, hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period April 19, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2001

IVY INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

-------------------------------------------------------------------------------------------------------------------------
NAME OF SECURITY                                                                            SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES - 86.1%

-------------------------------------------------------------------------------------------------------------------------
EUROPE - 67.9%
-------------------------------------------------------------------------------------------------------------------------

FINLAND - 7.6%
Nokia Oyj                                                                                       400              $ 17,838
Sonera Oyj                                                                                    1,100                19,932
                                                                                                                 --------
                                                                                                                   37,770
                                                                                                                 --------
FRANCE - 14.9%
Altadis, S.A.                                                                                 1,200                18,364
Aventis SA                                                                                      200                17,556
Carrefour SA                                                                                    300                18,843
LVMH                                                                                            300                19,857
                                                                                                                 --------
                                                                                                                   74,620
                                                                                                                 --------
GERMANY - 17.9%
Adidas-Salomon AG                                                                               300                18,589
Allianz AG-Registered                                                                           100                37,620
Deutsche Post AG (a)                                                                            900                19,358
SAP AG                                                                                          100                14,158
                                                                                                                 --------
                                                                                                                   89,725
                                                                                                                 --------
NETHERLANDS - 8.5%
ING Groep NV                                                                                    300                23,963
Koninklijke (Royal) Philips Electronics NV                                                      500                18,317
                                                                                                                 --------
                                                                                                                   42,280
                                                                                                                 --------
SWEDEN - 3.9%
Telefonaktiebolaget LM Ericsson AB                                                            1,700                19,368
                                                                                                                 --------
SWITZERLAND - 3.6%
Zurich Financial Services AG                                                                     30                18,087
                                                                                                                 --------
UNITED KINGDOM - 11.5%
Glaxosmithkline plc (a)                                                                         700                19,742
Reuters Group plc                                                                             1,100                18,601
Vodafone AirTouch plc                                                                         5,300                19,436
                                                                                                                 --------
                                                                                                                   57,779
                                                                                                                 --------
FAR EAST - 18.2%
-------------------------------------------------------------------------------------------------------------------------

HONG KONG - 4.7%
HSBC Holdings plc                                                                             1,600                23,692
                                                                                                                 --------

JAPAN - 9.7%
Nintendo Co., Ltd.                                                                              100                15,753
Sharp Corporation                                                                             1,000                12,067
Sony Corporation                                                                                300                20,753
                                                                                                                 --------
                                                                                                                   48,573
                                                                                                                 --------

TAIWAN - 3.8%
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR (a)                             1,100                18,975
                                                                                                                 --------

TOTAL INVESTMENTS - 86.1%
   (Cost - $426,390) (b)                                                                                         $430,869
OTHER ASSETS, LESS LIABILITIES - 13.9%                                                                             69,592
                                                                                                                 --------
NET ASSETS - 100%                                                                                                $500,461
                                                                                                                 ========

Footnotes:
ADR - American Depository Receipt

(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:

At December 31, 2000, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
  Gross unrealized appreciation                                                                     $ 6,217
  Gross unrealized depreciation                                                                      (1,738)
                                                                                                    -------
  Net unrealized appreciation                                                                       $ 4,479
                                                                                                    =======

Purchases of securities other than short-term obligations aggregated $426,390 for the period ended December 31, 2000.

Forward foreign currency exchange contracts at December 31, 2000 were:

                                            CONTRACTS TO BUY        -----------        UNREALIZED
                     EXPIRATION          LOCAL         VALUE        IN EXCHANGE       APPRECIATION
  CURRENCY              DATE           CURRENCY       IN U.S.$       FOR U.S.$       (DEPRECIATION)
---------------------------------------------------------------------------------------------------
British Pound      January 8, 2001        38,773      $ 57,913        $ 57,920           $    7
Euro               January 4, 2001       258,564       242,491         242,752              261
Hong Kong Dollar   January 3, 2001       185,951        23,841          23,840               (1)
Swedish Krona      January 4, 2001       184,059        19,477          19,507               30
Swiss Franc        January 5, 2001        29,599        18,262          18,265                3
Japanese Yen       January 9, 2001     5,665,456        49,491          49,610              119
                                                                                         ------

Net unrealized appreciation on forward foreign currency exchange contracts               $  419
                                                                                         ======

The accompanying notes are an integral part of the financial statements.

Ivy International Growth Fund
Statement of Assets and Liabilities
December 31, 2000

ASSETS
Investments, at value (identified cost - $426,390) ........................      $430,869
Cash ......................................................................       500,000
Receivable from Manager for expense reimbursement .........................        12,109
Unrealized appreciation on open forward foreign currency contracts ........           419
Deferred offering costs ...................................................        14,878
                                                                                 --------
  Total assets ............................................................       958,275
                                                                                 --------

LIABILITIES
Payables
   Investments purchased ..................................................       430,787
   Management fee .........................................................            27
   Auditing and accounting fees ...........................................        10,000
   Other payables to related parties ......................................        15,000
Accrued expenses ..........................................................         2,000
                                                                                 --------
  Total liabilities .......................................................       457,814
                                                                                 --------

NET ASSETS ................................................................      $500,461
                                                                                 ========

ADVISOR CLASS
Net asset value, offering price and redemption price per share
($500,461/50,000 shares outstanding) ......................................      $  10.01
                                                                                 ========


NET ASSETS CONSIST OF
  Capital paid-in .........................................................      $499,959
  Net unrealized appreciation on investments and
    foreign currency transactions .........................................           502
                                                                                 --------

NET ASSETS ................................................................      $500,461
                                                                                 ========


    The accompanying notes are an integral part of the financial statements.

Ivy International Growth Fund
Statement of Operations
For the Period December 29, 2000 (commencement) to December 31, 2000

EXPENSES
  Management fee ....................................................                    $     27
  Auditing and accounting fees ......................................                      10,000
  Amortization of deferred offering costs ...........................                         123
  Legal .............................................................                       2,000
                                                                                         --------
                                                                                           12,150
  Expenses reimbursement by Manager .................................                     (12,109)
                                                                                         --------
    Net expenses ....................................................                          41
                                                                                         --------

NET INVESTMENT LOSS .................................................                         (41)
                                                                                         --------

NET UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net change in unrealized appreciation on investments
    and foreign currency transactions ...............................                         502
                                                                                         --------

     Net gain on investment and foreign currency transactions .......                         502
                                                                                         --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...................................................                    $    461
                                                                                         ========


    The accompanying notes are an integral part of the financial statements.

Ivy International Growth Fund
Statement of Changes in Net Assets
For the Period December 29, 2000 (commencement) to December 31, 2000



INCREASE IN NET ASSETS
Operations
  Net investment loss ........................................................................                         (41)
  Net change in unrealized appreciation on
    investments and foreign currency transactions ............................................                         502
                                                                                                                  --------

       Net increase resulting from operations ................................................                         461
                                                                                                                  --------


Fund share transactions (Note 3)
  Advisor Class ..............................................................................                     500,000
                                                                                                                  --------

      Net increase resulting from
         Fund share transactions .............................................................                     500,000
                                                                                                                  --------

NET ASSETS AT END OF PERIOD ..................................................................                    $500,461
                                                                                                                  ========


    The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
Financial Highlights
For the period December 29, 2000 (commencement) to December 31,2000



ADVISOR CLASS

SELECTED PER SHARE DATA

Net asset value, beginning of period ..............................                    $ 10.00
                                                                                       -------

  Income from investment operations
    Net investment loss (a) ........................................                        --
    Net gain on securities (both realized and unrealized) .........                        .01
                                                                                       -------
  Total from investment operations ................................                        .01
                                                                                       -------

Net asset value, end of period ....................................                    $ 10.01
                                                                                       =======


Total return (%)(b) ...............................................                       0.10

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..........................                    $   500
Ratio of expenses to average net assets (%)(c)
  With expense reimbursement (%) ..................................                       1.50
  Without expense reimbursement (%) ...............................                     444.30
Ratio of net investment loss to average net assets (%)(a)(c) ......                      (1.50)
Portfolio turnover rate (%) .......................................                          0


(a)      Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)      Annualized


    The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

Ivy International Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principals generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale at the end of regular trading will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 2000, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH - The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2000, the interest rate was 5.25%.

IVY INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Schedule of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at December 31, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market

IVY INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS - Offering costs are being amortized over a one year period beginning December 29, 2000, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc ("MIMI") and will be reimbursed by the Fund.

2.       RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.50% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. At December 31, 2000, MIMI owned 100% of the Fund's shares outstanding.

3.       FUND SHARE TRANSACTIONS

Fund share transactions for Advisor Class were as follows:

                          FOR THE PERIOD FROM
                           DECEMBER 29, 2000
                           (COMMENCEMENT) TO
                           DECEMBER 31, 2000
-----------------------------------------------
ADVISOR CLASS              SHARES     AMOUNT
-----------------------------------------------
Sold...................    50,001   $ 500,010
Repurchased............        (1)        (10)
                         --------   ---------
Net increase...........    50,000   $ 500,000
                         ========   =========

IVY INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS


4.       SUBSEQUENT EVENT

The Fund's investment advisor, IMI, is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"). After the close of the fiscal year ended December 31, 2000, MFC entered into a definitive agreement with Investors Group ("IG"), a leading Canadian financial services organization, whereby IG will acquire MFC through a take over bid for all of the outstanding MFC shares.

Consummation of the transaction is subject to a number of contingencies, including the tender of at least two-thirds of the MFC shares and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change of control of IMI and, therefore, constitute an assignment of each Fund's investment advisory agreement, which would result in a termination of the agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the Board of Trustees of Ivy Fund and the shareholders of each Fund within one hundred and fifty (150) days after the consummation of the transaction. The transaction is targeted to close by the end of April 2001.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees and Shareholders of Ivy International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ivy International Growth Fund (one of the portfolios constituting Ivy Fund, hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2001